WASATCH FUNDS, INC.

                                   PROSPECTUS
                                JANUARY 31, 2003

--------------------------------------------------------------------------------

                            WASATCH CORE GROWTH FUND

                    WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND

                       WASATCH INTERNATIONAL GROWTH FUND

                             WASATCH MICRO CAP FUND

                         WASATCH SMALL CAP GROWTH FUND

                          WASATCH SMALL CAP VALUE FUND

                           WASATCH ULTRA GROWTH FUND

                     WASATCH-HOISINGTON U.S. TREASURY FUND

 This prospectus contains important information about the no-load mutual funds offered by Wasatch Funds. Before you invest, please read the prospectus carefully, paying particular attention to the risks involved. Keep the prospectus for future reference.

 AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
-----------------

SUMMARY OF OBJECTIVES, STRATEGIES AND RISKS..................................3
 Wasatch Core Growth Fund .................................................. 4
 Wasatch Global Science & Technology Fund .................................. 6
 Wasatch International Growth Fund ........................................ 10
 Wasatch Micro Cap Fund ................................................... 12
 Wasatch Small Cap Growth Fund ............................................ 14
 Wasatch Small Cap Value Fund ............................................. 16
 Wasatch Ultra Growth Fund ................................................ 18
 Wasatch-Hoisington U.S. Treasury Fund .................................... 21
FEES AND EXPENSES OF WASATCH FUNDS......................................... 24
MORE ABOUT THE WASATCH EQUITY FUNDS........................................ 25
 Wasatch Core Growth Fund ................................................. 26
 Wasatch Global Science & Technology Fund ................................. 27
 Wasatch International Growth Fund ........................................ 28
 Wasatch Micro Cap Fund ................................................... 30
 Wasatch Small Cap Growth Fund ............................................ 31
 Wasatch Small Cap Value Fund ............................................. 32
 Wasatch Ultra Growth Fund ................................................ 33
PRINCIPAL RISKS OF INVESTING IN THE WASATCH EQUITY FUNDS................... 34
OTHER INVESTMENT STRATEGIES AND THEIR RISKS................................ 38
MORE ABOUT THE WASATCH-HOISINGTON U.S. TREASURY FUND....................... 41
PRINCIPAL RISKS OF INVESTING IN THE WASATCH-HOISINGTON U.S. TREASURY FUND.. 42
MANAGEMENT OF WASATCH FUNDS................................................ 44
 Management Fees and Expense Limitations .................................. 44
 Research Team, Lead Managers, Co-Managers ................................ 45
 About the Sub-Advisor for the Wasatch-Hoisington U.S. Treasury Fund ...... 46
 Additional Service Providers ............................................. 47
SHAREHOLDER'S GUIDE........................................................ 48
 How to Contact Wasatch ................................................... 48
 Open a New Account ....................................................... 48
 Purchase Shares for an Existing Account .................................. 49
 Sell (Redeem) Shares ..................................................... 49
ACCOUNT POLICIES........................................................... 50
DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES............................ 58
FINANCIAL HIGHLIGHTS....................................................... 60
GUIDE TO UNDERSTANDING FUND PERFORMANCE.................................... 69
GLOSSARY OF INVESTING TERMS................................................ 71
OTHER IMPORTANT INFORMATION................................................ 75
PRIVACY POLICY (NOT PART OF THE PROSPECTUS)................................ 76

SUMMARY OF OBJECTIVES,
STRATEGIES AND RISKS
--------------------

 The information on the following pages summarizes the objectives, principal investment strategies and risks of investing in the Funds as well as each Fund's historical performance and expenses.
 A Fund's principal investment strategies are those we believe are most likely to be important in trying to achieve the Fund's primary investment objective.

 Each Fund may also employ strategies and invest in securities that are not described below. Please see "Other Investment Strategies and Their Risks" on page 38 and the Statement of Additional Information (SAI) for a discussion of these strategies, securities and their risks.
 We have provided a glossary of terms used in the prospectus that can be found on page 71. Words that are italicized within the text of the prospectus are defined in the glossary.
 An investment in any of the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
 AS WITH ALL MUTUAL FUNDS OR INVESTMENTS, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.
WHY WASATCH CLOSES FUNDS

 Wasatch Advisors, investment advisor to Wasatch Funds, periodically closes certain Equity Funds to control asset levels.
 We feel this is an important strategy for the Equity Funds, all of which invest in smaller companies. We have chosen to close Funds because we feel this protects the interests of our shareholders even though not closing would be better for our business.
 There are several options we could utilize that would allow us to take in more assets. Following are those options and the reasons (in italic) we rejected them in favor of closing Funds:
 1. Invest a higher percentage of assets in companies we already own. This would significantly increase the position size of the company in the portfolio and may raise the overall risk profile of the Fund.
 2. Invest in companies that otherwise may not have been considered. This may dilute the impact of the manager's best investment ideas.
 3. Invest in larger companies. This would mean departing from the Fund's strategy to invest in smaller companies.

 The Equity Funds' long-term track record was built by investing in smaller companies. We know that many shareholders invest with us for this reason and that is why we feel it is so important to maintain the integrity of our investment discipline. We have found that the best way to protect shareholders' interests is to periodically close certain Equity Funds.

HOW WASATCH CLOSES OR
REOPENS FUNDS

 Fund closings or reopenings will be posted on Wasatch Funds' web site at WWW.WASATCHFUNDS.COM at least two weeks prior to the effective date of the
--------------------
closing or reopening. You can also request information about a Fund's open or closed status from a Shareholder Services Representative by calling our toll-free number at 1.800.551.1700.
 Each change in a Fund's status also will be filed electronically with the SEC. Please see page 75 for more information about how to view or obtain copies of documents filed with the SEC.

WASATCH CORE
GROWTH FUND
-----------

OBJECTIVE
 LONG TERM GROWTH OF CAPITAL. INCOME IS A SECONDARY OBJECTIVE, BUT ONLY WHEN CONSISTENT WITH LONG TERM GROWTH OF CAPITAL.

PRINCIPAL STRATEGIES

 INVEST IN GROWING COMPANIES AT REASONABLE PRICES.
 The Fund invests primarily in the common stocks of growing companies. These companies are usually small to mid-size with market capitalizations of less than $5 billion at the time of initial purchase.
 We use a process of "bottom-up" fundamental analysis to look for individual companies that we believe are stable and have the potential to grow steadily for long periods of time.
 Desirable attributes for companies in which the Fund invests include experienced top management, a sustainable competitive advantage, stable demand for products and services and the ability to capitalize on favorable long term trends.
 The Fund seeks to purchase stocks at prices we believe are reasonable relative to our projection of a company's five year earnings growth rate.

PRINCIPAL RISKS

 For more information, please see "Principal Risks of Investing in the Wasatch Equity Funds" on page 34.

 MANAGEMENT RISK is that the types of securities held by the Fund may underperform other types of securities and may not produce the intended result.
 MARKET RISK means the prices of common stocks may decline significantly over short or extended periods of time.
 COMPANY RISK is that the prices of individual stocks may decline due to company specific factors such as changes in profitability or investor perceptions.
 SMALL COMPANIES may lack the financial resources, product diversification and competitive strengths of larger companies. The stocks of small and mid-size companies may not trade as readily as the stocks of large companies and their share prices may fluctuate more widely.
 GROWTH STOCKS typically trade at higher price-to-earnings ratios (P/Es) than other stocks. Their stock prices are more volatile because they tend to be more sensitive to changes in a company's current or expected earnings growth.
 NON-DIVERSIFICATION. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

WHO SHOULD INVEST

 The Core Growth Fund is our most conservative equity fund. We seek to limit volatility by investing in companies that we believe are stable and have the potential for consistent long term growth. Nevertheless, the Fund will experience volatility and is best suited for long term investors.

HISTORICAL PERFORMANCE


 The following tables provide information on how the Fund has performed over time. The Fund's past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

WASATCH CORE GROWTH FUND
------------------------

YEAR BY YEAR TOTAL RETURNS

1993            11.12
1994             2.68
1995            40.42
1996            16.54
1997            27.55
1998             1.56
1999            19.35
2000            37.39
2001            28.82
2002           -22.89

The chart above is intended to provide you with an indication of the risks of investing in the Core Growth Fund by showing changes in the Fund's performance from year to year.

------------------------------------------------------------------------------

BEST AND WORST QUARTERLY RETURNS
Best-6/30/01                30.74%
Worst-9/30/02              -26.37%

The table above is designed to help you evaluate your risk tolerance by showing the Fund's best and worst quarterly performance for the years shown in the bar chart above.
---------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS-(AS OF 12/31/02)
                                          1 YEAR   5 YEARS   10 YEARS
---------------------------------------------------------------------

WASATCH CORE GROWTH FUND
  Return before taxes                    -22.89%    10.59%    14.70%
  Return after taxes on distributions -22.89% 9.47% 12.11% Return after taxes on distributions
    and sale of Fund shares              -14.05%     8.50%    11.21%
RUSSELL 2000 INDEX                       -20.48%    -1.36%     7.15%


The table above allows you to compare the Fund's performance to that of a market index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund's returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization.

The Russell 2000 is widely regarded in the industry as accurately capturing the universe of small company stocks.
You cannot invest in the Index.

WASATCH GLOBAL SCIENCE
& TECHNOLOGY FUND
-----------------

OBJECTIVE
 LONG TERM GROWTH OF CAPITAL.

PRINCIPAL STRATEGIES

 INVEST IN DOMESTIC AND FOREIGN SCIENCE AND TECHNOLOGY COMPANIES.
 The Fund invests primarily in the common stocks of science and technology companies.
 We define science and technology companies as those whose primary business involves the application of science or technology to commerce or industry.
 Typically, these will be companies that develop, produce or distribute products or services in the computer software, computer systems and components, semiconductor, electronics, communications and chemical industries as well as medical technology companies in the biotechnology, pharmaceutical and medical products industries.
 We will use a process of "bottom-up" fundamental analysis to invest in companies of any size. However, because science and technology are rapidly evolving, we expect to invest a significant portion of the Fund's assets in early stage, small and mid-size companies.
 A significant portion of the Fund's assets typically will be invested in U.S. companies and in at least two other countries. Globally, the Fund may invest in companies in countries with established or emerging securities markets. While the risks of investing are greater in countries with emerging markets, this usually will not deter us if our research indicates a company has outstanding investment potential.
 The Fund may also participate in initial public offerings (IPOs).

PRINCIPAL RISKS

 For more information, please see "Principal Risks of Investing in the Wasatch Equity Funds" on page 34.

 MANAGEMENT RISK is that the types of securities held by the Fund may underperform other types of securities and may not produce the intended result.
 MARKET RISK means the prices of common stocks may decline significantly over short or extended periods of time.
 COMPANY RISK is that the prices of individual stocks may decline due to company specific factors such as changes in profitability or investor perceptions.
 FOREIGN SECURITIES may be less liquid and their prices may be more volatile than domestic securities. There may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S.
 EMERGING MARKETS. Securities in emerging markets are particularly subject to the risks described above for foreign securities.
 SMALL COMPANIES may lack the financial resources, product diversification and competitive strengths of larger companies. The stocks of small companies may not trade as readily as the stocks of large companies and their share prices may fluctuate more widely.
 EARLY STAGE COMPANIES may not be currently profitable. There is no guarantee they will become profitable or will be able to obtain necessary financing.
 TECHNOLOGY COMPANIES tend to be extremely competitive and rapid new developments could dramatically impact a company's earnings growth potential.
 SECTOR WEIGHTINGS. Funds that invest a large percentage of assets in a few sectors are more vulnerable than funds that diversify among a broad range of sectors.
 INITIAL PUBLIC OFFERINGS involve risks not normally associated with offerings of more seasoned companies. Shares purchased in initial public offerings may involve higher transaction costs and may be difficult to sell at a time or price that is desirable.
 NON-DIVERSIFICATION. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

WHO SHOULD INVEST

 The Fund pursues an aggressive investment strategy designed for long term investors who can tolerate the greater risks and volatility that are inherent with global investments in science and technology companies.

HISTORICAL PERFORMANCE


 The following tables provide information on how the Fund has performed over time. The Fund's past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

(Continued on next page)

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND
----------------------------------------


YEAR BY YEAR TOTAL RETURNS

2001            12.35
2002           -27.80

The chart above is intended to provide you with an indication of the risks of investing in the Global Science & Technology Fund by showing changes in the Fund's performance from year to year.

------------------------------------------------------------------------------

BEST AND WORST QUARTERLY RETURNS
Best-12/31/01               44.15%
Worst-9/30/01              -26.62%

The table above is designed to help you evaluate your risk tolerance by showing the Fund's best and worst quarterly performance for the years shown in the bar chart above.

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND
----------------------------------------


AVERAGE ANNUAL TOTAL RETURNS-(AS OF 12/31/02)

                                                         SINCE INCEPTION
                                               1 YEAR       (12/19/00)
-------------------------------------------------------------------------

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND
  Return before taxes                         -27.80%         -8.50%
  Return after taxes on distributions         -27.80%         -9.04%
  Return after taxes on distributions
    and sale of Fund Shares                   -17.07%         -7.09%
RUSSELL 2000 TECHNOLOGY INDEX                 -46.21%        -36.29%
NASDAQ COMPOSITE INDEX                        -31.26%        -27.99%


The table above allows you to compare the Fund's past performance to that of two market indexes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund's returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

The Russell 2000 Technology Index is a capitalization-weighted index of companies in the Russell 2000 Index that serve the electronics and computer industries or that manufacture products based on the latest applied science. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry as accurately capturing the universe of small company stocks.

The Nasdaq Composite Index is unmanaged and measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. Due to their number and size, technology stocks tend to dominate the direction of the Index.

You cannot invest in these indexes.

WASATCH INTERNATIONAL
GROWTH FUND
-----------

OBJECTIVE
 LONG TERM GROWTH OF CAPITAL.

PRINCIPAL STRATEGIES

 INVEST IN FOREIGN GROWTH COMPANIES.
 The Fund invests primarily in the common stocks of smaller foreign companies in at least three different developed countries.
 We use a process of "bottom-up" fundamental analysis to identify individual companies that we believe have above average revenue and earnings growth potential. We may invest in early stage companies if we believe they have outstanding long-term growth potential.
 Analysis includes studying a com pany's financial statements and evaluating such factors as potential for: increasing earnings per share; gaining market share; expanding operating margins; sustainable competitive advantage; and capitalizing on favorable long-term trends. We travel extensively outside of the U.S. to visit companies and meet with their top management.
 Although we invest primarily in developed countries, the Fund may invest in emerging market countries. We do not use allocation models to restrict the Fund's investments to certain regions, countries or industries.
 The Fund does not limit its investments to specific sectors although we typically find the growth we seek in companies in what we believe are the fastest growing sectors.
 The Fund may also participate in initial public offerings (IPOs).
 The Fund may also invest in other equity securities including preferred stocks, warrants or convertible securities.

PRINCIPAL RISKS


 For more information, please see "Principal Risks of Investing in the Wasatch Equity Funds" on page 34.

 MANAGEMENT RISK is that the types of securities held by the Fund may underperform other types of securities and may not produce the intended result.
 MARKET RISK means the prices of common stocks may decline significantly over short or extended periods of time.
 COMPANY RISK is that the prices of individual stocks may decline due to company specific factors such as changes in profitability or investor perceptions.
 HIGH GROWTH COMPANIES AND GROWTH STOCKS typically trade at higher price-to-earnings ratios (P/Es). Their stock prices are more volatile because they tend to be more sensitive to changes in a company's current or expected earnings growth.
 FOREIGN SECURITIES may be less liquid and their prices may be more volatile than domestic securities. There may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S.
 CURRENCY RISK. The U.S. dollar value of a Fund's assets may be affected by foreign currency exchange rates and exchange control regulations.
 POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets.
 REGULATORY RISK. Foreign companies not publicly traded in the U.S. are not subject to uniform accounting and financial reporting standards and requirements comparable to those U.S. companies must meet.
 FOREIGN TAX RISK. A Fund's income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund may also be subject to taxes on trading profits or on transfers of securities in some countries.
 TRANSACTION COSTS. Transaction costs of buying and selling foreign securities including brokerage, tax and custody costs are generally higher than those for domestic transactions.
 EMERGING MARKETS. Securities in emerging markets are particularly subject to the risks described above for foreign securities.
 SMALLER COMPANIES may lack the financial resources, product diversification and competitive strengths of larger companies. The stocks of smaller com panies may not trade as readily as the stocks of large companies and their share prices may fluctuate more widely.
 EARLY STAGE COMPANIES may not be currently profitable. There is no guarantee they will become profitable or will be able to obtain necessary financing.
 SECTOR WEIGHTINGS. Funds that invest a large percentage of assets in a few sectors are more vulnerable than funds that diversify their investments among a broad range of sectors.
 TECHNOLOGY COMPANIES tend to be extremely competitive and rapid new developments could dramatically impact a company's earnings growth potential.
 HEALTH CARE COMPANIES may be subject to government regulations. They may rely on government agencies for approval of products or services or on government programs for reimbursement.
 INITIAL PUBLIC OFFERINGS (IPOs) involve risks not normally associated with the offerings of more seasoned companies. Shares purchased in initial public offerings may involve higher transaction costs and may be difficult to sell at a time or price that is desirable.
 In addition, IPOs may have significant impact on a Fund's total returns when its asset base is small.
 NON-DIVERSIFICATION. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

WHO SHOULD INVEST

 The Fund pursues an aggressive investment strategy designed for long term investors who can tolerate the greater risks and volatility that are inherent with investing in international growth companies.

HISTORICAL PERFORMANCE


 The Wasatch International Growth Fund's inception was June 28, 2002. The Fund has been in operation less than a full calendar year. That is why information (similar to that shown for the other Funds) that would allow you to evaluate performance before and after taxes using several different measures such as yearly changes in performance, best and worst quarterly returns and average annual total returns compared to a relevant benchmark is not shown for this Fund.

WASATCH MICRO CAP FUND
----------------------

OBJECTIVE
 LONG TERM GROWTH OF CAPITAL. INCOME IS A SECONDARY OBJECTIVE, BUT ONLY WHEN CONSISTENT WITH LONG TERM GROWTH OF CAPITAL.

PRINCIPAL STRATEGIES
 GROWTH INVESTING IN VERY SMALL COMPANIES.
 The Fund invests primarily in the common stocks of companies with market capitalizations of less than $750 million at the time of initial purchase.
 We use "bottom-up" fundamental analysis to identify individual companies that we believe have superior growth prospects.Analysis includes studying a company's financial statements, making onsite visits and meeting with top management to evaluate such factors as potential for: increasing earnings per share; gaining market share; expanding operating margins; sustainable competitive advantage; and capitalizing on favorable long term trends.
 Within the Fund's portfolio we seek to create a blend of "core" companies that we believe have the potential to grow steadily over long periods of time at faster rates than average large companies, and "high growth" companies that we believe have the potential to grow faster and more aggressively than core companies.

PRINCIPAL RISKS


 For more information, please see "Principal Risks of Investing in the Wasatch Equity Funds" on page 34.

 MANAGEMENT RISK is that the types of securities held by the Fund may underperform other types of securities and may not produce the intended result.
 MARKET RISK means the prices of common stocks may decline significantly over short or extended periods of time.
 COMPANY RISK is that the prices of individual stocks may decline due to company specific factors such as changes in profitability or investor perceptions.
 MICRO CAP COMPANIES may lack the financial resources, product diversification and competitive strengths of larger companies. The stocks of micro cap companies may not trade as readily as the stocks of larger companies and their share prices may fluctuate more widely.
 HIGH GROWTH COMPANIES AND GROWTH STOCKS typically trade at higher price-to-earnings ratios (P/Es). Their stock prices are more volatile because they tend to be more sensitive to changes in a company's current or expected earnings growth.
 NON-DIVERSIFICATION. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

WHO SHOULD INVEST
 The Fund is best suited for long term investors who can tolerate the greater risks and volatility that are inherent with investments in micro cap stocks.

HISTORICAL PERFORMANCE


 The following tables provide information on how the Fund has performed over time. The Fund's past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

WASATCH MICRO CAP FUND
----------------------

YEAR BY YEAR TOTAL RETURNS

1996            13.66
1997            35.32
1998            18.98
1999            32.86
2000            37.53
2001            49.99
2002           -14.17

The chart above is intended to provide you with an indication of the risks of investing in the Micro Cap Fund by showing changes in the Fund's performance from year to year.

------------------------------------------------------------------------------

BEST AND WORST QUARTERLY RETURNS
Best-12/31/01               30.08%
Worst-9/30/98              -21.10%

The table above is designed to help you evaluate your risk tolerance by showing the Fund's best and worst quarterly performance for the years shown in the bar chart above.

------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS-(AS OF 12/31/02)
                                                              SINCE INCEPTION
                                          1 YEAR     5 YEARS      (6/19/95)

WASATCH MICRO CAP FUND
  Return before taxes                    -14.17%     22.86%        27.10%
  Return after taxes on distributions    -15.42%     19.05%        23.63%
  Return after taxes on distributions
    and sale of Fund shares               -7.87%     17.89%        22.19%
RUSSELL 2000 INDEX                       -20.48%     -1.36%         5.55%


The table above allows you to compare the Fund's performance to that of a market index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund's returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry as accurately capturing the universe of small company stocks.

You cannot invest in the Index.

WASATCH SMALL CAP
GROWTH FUND
-----------

OBJECTIVE
 LONG TERM GROWTH OF CAPITAL. INCOME IS A SECONDARY OBJECTIVE, BUT ONLY WHEN CONSISTENT WITH LONG TERM GROWTH OF CAPITAL.

PRINCIPAL STRATEGIES

 GROWTH INVESTING IN SMALL COMPANIES.
 The Fund invests primarily in the common stocks of companies with market capitalizations of less than $1.5 billion at the time of initial purchase.
 We use "bottom-up" fundamental analysis to identify individual companies that we believe have superior growth prospects.Analysis includes studying a company's financial statements, making onsite visits and meeting with top management to evaluate such factors as potential for: increasing earnings per share; gaining market share; expanding operating margins; sustainable competitive advantage; and capitalizing on favorable long term trends.
 Within the Fund's portfolio we seek to create a blend of "core" companies that we believe have the potential to grow steadily over long periods of time at faster rates than average large companies, and "high growth" companies that we believe have the potential to grow faster and more aggressively than core companies.

PRINCIPAL RISKS


 For more information, please see "Principal Risks of Investing in the Wasatch Equity Funds" on page 34.

 MANAGEMENT RISK is that the types of securities held by the Fund may underperform other types of securities and may not produce the intended result.
 MARKET RISK means the prices of common stocks may decline significantly over short or extended periods of time.
 COMPANY RISK is that the prices of individual stocks may decline due to company specific factors such as changes in profitability or investor perceptions.
 SMALL COMPANIES may lack the financial resources, product diversification and competitive strengths of larger companies. The stocks of small and mid-size companies may not trade as readily as the stocks of large companies and their share prices may fluctuate more widely.
 HIGH GROWTH COMPANIES AND GROWTH STOCKS typically trade at higher price-to-earnings ratios (P/Es). Their stock prices are more volatile because they tend to be more sensitive to changes in a company's current or expected earnings growth.
 NON-DIVERSIFICATION. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

WHO SHOULD INVEST

 The Fund is best suited for long term investors who can tolerate the greater risks and volatility that are inherent with investments in small company stocks.

HISTORICAL PERFORMANCE

 The following tables provide information on how the Fund has performed over time. The Fund's past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

WASATCH SMALL CAP GROWTH FUND
-----------------------------

YEAR BY YEAR TOTAL RETURNS

1993            22.49
1994             5.50
1995            28.12
1996             5.20
1997            19.23
1998            11.17
1999            40.87
2000            16.80
2001            24.17
2002           -23.39

The chart above is intended to provide you with an indication of the risks of investing in the Small Cap Growth Fund by showing changes in the Fund's performance from year to year.

------------------------------------------------------------------------------

BEST AND WORST QUARTERLY RETURNS
Best-12/31/01               31.95%
Worst-9/30/98              -23.76%

The table above is designed to help you evaluate your risk tolerance by showing the Fund's best and worst quarterly performance for the years shown in the bar chart above.

------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS-(AS OF 12/31/02)
                                               1 YEAR    5 YEARS    10 YEARS

WASATCH SMALL CAP GROWTH FUND
  Return before taxes                         -23.39%     11.72%   13.71%
  Return after taxes on distributions         -23.39%      9.43%   11.35%
  Return after taxes on distributions
    and sale of Fund shares                   -14.36%      9.12%   10.81%
RUSSELL 2000 INDEX                            -20.48%     -1.36%    7.15%


The table above allows you to compare the Fund's performance to that of a market index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund's returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization.

The Russell 2000 is widely regarded in the industry as accurately capturing the universe of small company stocks.

You cannot invest in the Index.

WASATCH SMALL CAP
VALUE FUND
----------

 OBJECTIVE
INCOME IS A SECONDARY OBJECTIVE, BUT ONLY WHEN CONSISTENT WITH LONG TERM GROWTH OF CAPITAL.

PRINCIPAL STRATEGIES
 VALUE INVESTING IN SMALL COMPANIES.
 The Fund invests primarily in the common stocks of companies with market capitalizations of less than $1.5 billion at the time of initial purchase.
 We use a "bottom-up" process of fundamental analysis to look for individual companies that we believe are temporarily undervalued, but have significant potential for stock price appreciation.
 Attributes we look for in small cap value companies include competent top management with a substantial stake in the future of the company, a history of profitable growth, the potential to improve earnings growth and new products or services that may increase revenue growth and market share.

PRINCIPAL RISKS


 For more information, please see "Principal Risks of Investing in the Wasatch Equity Funds" on page 34.

 MANAGEMENT RISK is that the types of securities held by the Fund may underperform other types of securities and may not produce the intended result.
 MARKET RISK means the prices of common stocks may decline significantly over short or extended periods of time.
 COMPANY RISK is that the prices of individual stocks may decline due to company specific factors such as changes in profitability or investor perceptions.
 SMALL COMPANIES may lack the financial resources, product diversification and competitive strengths of larger companies. The stocks of small and mid-size companies may not trade as readily as the stocks of large companies and their share prices may fluctuate more widely.
 VALUE STOCKS can remain undervalued for years and may never reach what the Advisor believes is full value, or they may even decline in value.
 NON-DIVERSIFICATION. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

WHO SHOULD INVEST

 The Fund is best suited for long term investors who can tolerate the greater risks and volatility that are inherent with investments in small cap value stocks.

HISTORICAL PERFORMANCE


 The following tables provide information on how the Fund has performed over time. The Fund's past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

WASATCH SMALL CAP VALUE FUND*
-----------------------------

YEAR BY YEAR TOTAL RETURNS

1998             8.46
1999            28.09
2000            29.03
2001            33.63
2002           -16.34

The chart above is intended to provide you with an indication of the risks of investing in the Small Cap Value Fund by showing changes in the Fund's performance from year to year.

------------------------------------------------------------------------------

BEST AND WORST QUARTERLY RETURNS*
Best-6/30/99                26.67%
Worst-9/30/02              -28.03%

The table above is designed to help you evaluate your risk tolerance by showing the Fund's best and worst quarterly performance for the years shown in the bar chart above.

------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS-(AS OF 12/31/02)*
                                                              SINCE INCEPTION
                                          1 YEAR     5 YEARS     (12/17/97)
------------------------------------------------------------------------------

WASATCH SMALL CAP VALUE FUND
  Return before taxes                    -16.34%     14.92%        14.91%
  Return after taxes on distributions    -16.34%     13.86%        13.86%
  Return after taxes on distributions
    and sale of Fund shares              -10.03%     12.07%        12.07%
RUSSELL 2000 VALUE INDEX                 -11.42%      2.71%         3.14%


*Prior to January 31, 2000 the Fund invested primarily in companies with market capitalizations of less than $300 million at the time of purchase.

The table above allows you to compare the Fund's past performance to that of a market index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund's returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

The Russell 2000 Value Index is an unmanaged total return index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry as accurately capturing the universe of small company stocks.

You cannot invest in the Index.

WASATCH ULTRA
GROWTH FUND
-----------

OBJECTIVE
 LONG TERM GROWTH OF CAPITAL.
INCOME IS A SECONDARY OBJECTIVE, BUT ONLY WHEN CONSISTENT WITH LONG TERM GROWTH OF CAPITAL.

PRINCIPAL STRATEGIES
 INVEST IN HIGH GROWTH COMPANIES. The Fund invests primarily in the common stocks of rapidly growing companies in fast growing sectors of the economy. These companies are usually small to mid-size with market capitalizations of less than $5 billion at the time of initial purchase.
 We use a process of "bottom-up" fundamental analysis to look for individual companies that we believe have superior growth prospects. Analysis includes studying a company's financial statements, making onsite visits and meeting with top management to evaluate such factors as potential for: rapid growth of sales and/or earnings; market leadership; expanding operating margins; and benefiting from favorable trends.
 Normally, we expect to find a large number of rapidly growing companies in the technology and health care sectors.
 In seeking to achieve the Fund's objective we may take larger positions in a few companies that we believe have outstanding investment potential.

PRINCIPAL RISKS


 For more information, please see "Principal Risks of Investing in the Wasatch Equity Funds" on page 34.

 MANAGEMENT RISK is that the types of securities held by the Fund may underperform other types of securities and may not produce the intended result.
 MARKET RISK means the prices of common stocks may decline significantly over short or extended periods of time.
 SMALL COMPANIES may lack the financial resources, product diversification and competitive strengths of larger companies. The stocks of small and mid-size companies may not trade as readily as the stocks of large companies and their share prices may fluctuate more widely.
 COMPANY RISK is that the prices of individual stocks may decline due to company specific factors such as changes in profitability or investor perceptions.
 HIGH GROWTH COMPANIES AND GROWTH STOCKS typically trade at higher price-to-earnings ratios (P/Es). Their stock prices are more volatile because they tend to be more sensitive to changes in a company's current or expected earnings growth.
 TECHNOLOGY COMPANIES tend to be extremely competitive and rapid new developments could dramatically impact a company's earnings growth potential.
 Health Care Companies may be subject to government regulations. They may rely on government agencies for approval of products or services or on government programs for reimbursement. The rise of managed care has put pricing pressure on health care providers.
 SECTOR WEIGHTINGS. Funds that invest a large percentage of assets in a few sectors are more vulnerable than funds that diversify among a broad range of sectors.
 NON-DIVERSIFICATION. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

WHO SHOULD INVEST

 The Fund pursues an aggressive strategy designed for long term investors who can tolerate the greater risks and volatility inherent with investments in rapidly growing companies.

HISTORICAL PERFORMANCE


 The following tables provide information on how the Fund has performed over time. The Fund's past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

------------------------------------------------------------------------------

                               ULTRA GROWTH FUND

YEAR BY YEAR TOTAL RETURNS

1993       -2.97
1994        8.11
1995       58.77
1996        3.57
1997       -0.51
1998       24.81
1999       17.46
2000       25.97
2001       18.26
2002      -18.68

The chart above is intended to provide you with an indication of the risks of investing in the Ultra Growth Fund by showing changes in the Fund's performance from year to year.

------------------------------------------------------------------------------

BEST AND WORST QUARTERLY RETURNS
Best-12/31/98               38.11%
Worst-3/31/01              -19.85%

The table above is designed to help you evaluate your risk tolerance by showing the Fund's best and worst quarterly performance for the years shown in the bar chart above.

WASATCH ULTRA GROWTH FUND
------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS-(AS OF 12/31/02)
                                          1 YEAR      5 YEARS     10 YEARS
------------------------------------------------------------------------------

WASATCH ULTRA GROWTH FUND
  Return before taxes                    -18.68%      12.17%       11.79%
  Return after taxes on distributions    -18.68%      10.07%       10.31%
  Return after taxes on distributions
    and sale of Fund shares              -11.47%       9.57%        9.62%
RUSSELL 2000 GROWTH INDEX                -30.26%      -6.59%        2.62%
RUSSELL 2500 GROWTH INDEX                -29.09%      -3.19%        5.20%


The table above allows you to compare the Fund's past performance to that of two market indexes.

The Fund's performance can differ substantially from that of its benchmarks because the Fund may take larger positions in a few companies and may focus on certain sectors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund's returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

The Russell 2000 Growth Index measures the performance of Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization.

The Russell 2000 is widely regarded in the industry as accurately capturing the universe of small company stocks.

The Russell 2500 Growth Index measures the performance of Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index is an unmanaged total return index of the smallest 2,500 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest in these indexes.

WASATCH-HOISINGTON
U.S. TREASURY FUND
------------------

OBJECTIVE
 TO PROVIDE A RATE OF RETURN THAT EXCEEDS THE RATE OF INFLATION OVER A BUSINESS CYCLE BY INVESTING IN U.S. TREASURY SECURITIES WITH AN EMPHASIS ON BOTH INCOME AND CAPITAL APPRECIATION.

PRINCIPAL STRATEGIES

 THE FUND TYPICALLY INVESTS AT LEAST 90% OF ITS TOTAL ASSETS IN U.S. TREASURY SECURITIES OR IN REPURCHASE AGREEMENTS COLLATERALIZED BY U.S. TREASURY SECURITIES.
 The Fund's Sub-Advisor adjusts the average maturity of the Fund's investments based on its assessment of multi-year trends in national and international economic conditions and interest rates, changes in inflationary pressures, and the value of long term U.S. Treasury bonds (maturities longer than 20 years) relative to inflation.
 The Fund seeks to invest in long term U.S. Treasury bonds when the Sub-Advisor determines that economic conditions suggest lower inflation and the multi-year trend is toward decreasing interest rates. The Fund seeks to invest in U.S. Treasury bills or notes (maturities less than five years) when the Sub-Advisor determines that economic conditions suggest rising inflation and the multi-year trend is toward increasing interest rates.
 Over the course of a business cycle, the weighted average maturity of the Fund will range from less than a year to a maximum of the longest maturity Treasury bonds available. The Fund's effective duration is expected to vary from less than a year to a maximum of 25 years.

PRINCIPAL RISKS


 For more information, please see "Principal Risks of Investing in the Wasatch-Hoisington U.S. Treasury Fund" on page 42.

 CREDIT RISK. U.S. Treasury securities are direct obligations of the U.S. government, and therefore are subject to minimal credit risk (the risk that the issuer of a debt security will fail to make payments on the security when due). However, because the Fund is subject to other risks including those mentioned below, it is possible to lose money by investing in the Fund.
 INTEREST RATE RISK. If interest rates rise, the value of the Fund's investments and its net asset value generally will decline. When the Fund is invested in long term U.S. Treasury securities it will be more sensitive to changes in market interest rates and may be subject to greater volatility.
 INCOME RISK is the potential for a decline in the Fund's income due to falling interest rates.
 RISKS OF ZERO COUPON TREASURY SECURITIES. The market prices of zero coupon securities are generally more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically. Zero coupon securities are more sensitive to fluctuations in interest rates than non-zero coupon securities.
 REPURCHASE AGREEMENTS are subject to the risk that the original seller might default on its obligation to repurchase the securities.

WASATCH-HOISINGTON U.S. TREASURY FUND
-------------------------------------

WHO SHOULD INVEST

 The Fund is best suited for long term investors who can tolerate wide share price fluctuations.

HISTORICAL PERFORMANCE

 The following tables provide information on how the Fund has performed over time. The Fund's past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

------------------------------------------------------------------------------

                               U.S. TREASURY FUND
YEAR BY YEAR TOTAL RETURNS

1993             4.00
1994             1.59
1995            11.49
1996             7.82
1997            15.74
1998            14.63
1999           -12.36
2000            21.98
2001             2.89
2002            16.88

The chart above is intended to provide you with an indication of the risks of investing in the Wasatch-Hoisington U.S. Treasury Fund by showing changes in the Fund's performance from year to year.

------------------------------------------------------------------------------

BEST AND WORST QUARTERLY RETURNS
Best-9/30/02               14.15%
Worst-3/31/99              -5.88%

The table above is designed to help you evaluate your risk tolerance by showing the Fund's best and worst quarterly performance for the years shown in the bar chart above.

WASATCH-HOISINGTON U.S. TREASURY FUND
-------------------------------------


AVERAGE ANNUAL TOTAL RETURNS-(AS OF 12/31/02)
                                          1 YEAR      5 YEARS     10 YEARS

------------------------------------------------------------------------------

U.S. TREASURY FUND
  Return before taxes                     16.88%       8.06%       8.04%
  Return after taxes on distributions     14.79%       6.01%       5.98%
  Return after taxes on distributions
    and sale of Fund shares               10.33%       5.47%       5.50%
LEHMAN BROTHERS AGGREGATE INDEX           10.25%       7.55%       7.51%


The table above allows you to compare the Fund's performance to that of a bond market index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund's returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

The Lehman Brothers Aggregate Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody's Investors Service, Standard & Poor's, or Fitch Investor's Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the SEC and must be publicly issued.

You cannot invest in the Index.

FEES AND EXPENSES OF WASATCH FUNDS
----------------------------------

 The following tables describe the fees and expenses you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
                                                            ALL WASATCH FUNDS
------------------------------------------------------------------------------

ANNUAL IRAMAINTENANCE FEE(1)                               $12.50 PER ACCOUNT
IRA DISTRIBUTION FEE (PER FUND)(2)                             $15.00 EACH
OUTGOING WIRE TRANSFER FEE                                     $7.50 EACH
REDEMPTION FEE (ON SHARES HELD TWO MONTHS OR LESS)                2.00%
Maximum Sales Charge (Load) Imposed on Purchases                  None
Maximum Deferred Sales Charge (Load)                              None
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends and other Distributions                               None
Exchange Fee                                                      None
Maximum Account Fee                                               None

1 Wasatch Funds IRAs of $10,000 or more are exempt. Fee is capped at $25.00 per
  Social Security Number, per account type.
2 Includes rollovers, direct transfers and recharacterizations. Excludes systematic withdrawal plans.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM A FUND'S ASSETS)

                                                                TOTAL ANNUAL
                           MANAGEMENT  DISTRIBUTION   OTHER    FUND OPERATING
                              FEES     (12B-1) FEES EXPENSES1    EXPENSES(1)
------------------------------------------------------------------------------

Core Growth Fund               1.00%       None        0.29%        1.29%
Global Science &
  Technology Fund              1.50%       None        0.92%        2.42%
International Growth Fund      1.50%       None        1.19%        2.69%
Micro Cap Fund                 2.00%       None        0.28%        2.28%
Small Cap Growth Fund          1.00%       None        0.31%        1.31%
Small Cap Value Fund           1.50%       None        0.31%        1.81%
Ultra Growth Fund              1.25%       None        0.46%        1.71%
U.S. Treasury Fund             0.50%       None        0.48%        0.98%

(1)Other Expenses and Total Annual Fund Operating Expenses are based on Fund expenses before any expense reimbursements by the Advisor. The Advisor voluntarily reimburses the Funds for expenses that exceed certain limits. See "Management Fees and Expense Limitations" on page 44. Management Fees and Total Annual Fund Operating Expenses for the fiscal year ended September 30, 2002 were: 1.03% and 1.95% for the Global Science & Technology Fund; and 0.27% and 0.75% for the U.S. Treasury Fund, respectively. Taking into account expense reimbursements, the Management Fees and Total Annual Fund Operating Expenses for the International Growth Fund, which commenced operations on June 28, 2002, are estimated for the current fiscal year to be: 0.76% and 1.95%, respectively. The Advisor has voluntarily agreed to limit Total Annual Fund Operating Expenses to these levels until at least September 30, 2003. There were no reimbursements for the Core Growth, Micro Cap, Small Cap Growth, Small Cap Value or Ultra Growth Funds.

EXAMPLE
-------

 This Example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.
 The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (as a percentage of net assets) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                1 YEAR      3 YEARS    5 YEARS      10 YEARS
------------------------------------------------------------------------------


Core Growth Fund                 $131        $409         $708       $1,556
Global Science &
  Technology Fund                $245        $755        $1,291      $2,756
International Growth Fund        $272        $835         N/A          N/A
Micro Cap Fund                   $231        $712        $1,220      $2,615
Small Cap Growth Fund            $133        $415         $718       $1,579
Small Cap Value Fund             $184        $569         $980       $2,127
Ultra Growth Fund                $174        $539         $928       $2,019
U.S. Treasury Fund               $100        $312         $542       $1,201


The above example does not reflect any voluntary reimbursements by the Advisor.

MORE ABOUT THE
WASATCH EQUITY FUNDS
--------------------

 The Wasatch Equity Funds are the Core Growth, Global Science & Technology, International Growth, Micro Cap, Small Cap Growth, Small Cap Value and Ultra Growth Funds. More information about the investment objectives, principal investment strategies and principal risks of these Funds is provided below.

INVESTMENT PROCESS

 Stocks for the Equity Funds are recommended by an experienced in-house research team. Each Fund has a Lead Manager or Co-Managers who ensure that investments are compatible with the Fund's investment objective and strategies.
 The Wasatch Research Team uses "bottom-up" fundamental analysis to identify companies that they believe have outstanding investment potential. The research process includes prescreening potential investments using databases and industry contacts, analyzing annual reports and financial statements, making onsite visits, meeting with top management, evaluating the competitive environment, looking at distribution channels and identifying areas of potential growth.

SELLING STOCKS

 Decisions to sell stocks are based on the best judgment of the Fund Man agers in a continuing effort to enhance long-term performance. In general, we are likely to sell a stock when:
-the rationale we used to buy the stock is no longer valid
-the stock becomes overpriced
-we believe another stock has better investment potential

WASATCH CORE
GROWTH FUND
-----------


LEAD MANAGER: Samuel S. Stewart, Jr., PhD, CFA
CO-MANAGER:JB Taylor

INVESTMENT OBJECTIVE

 The primary investment objective of the Core Growth Fund is long term growth of capital. We also seek income as a secondary objective, but only when consistent with long term growth of capital. Currently, we do not expect the Fund's investments to generate substantial income.

PRINCIPAL INVESTMENT STRATEGIES

UNDER NORMAL MARKET CONDITIONS:
-Invest at least 65% of the Fund's net assets in the common stocks of growing companies.
-Focus on companies that we consider to be high quality.
-Look for companies that are stable and well-established and appear to have the potential to grow steadily for long periods of time.
-Typically invest in small and mid-size companies with market capitalizations of less than $5 billion at the time of initial purchase.
-Purchase stocks at prices we believe are reasonable relative to our projection of a company's five year earnings growth rate.

BUYING STOCKS

 We typically focus on core companies that we believe are stable and have the potential for consistent long term growth.
What we look for in core companies:
- The potential to grow steadily at a faster rate than that of an average large company.
- A sustainable competitive advantage.
- Stable demand for products or services.
- The ability to capitalize on favorable long term trends.
- Experienced top management with a substantial stake in the company's future.
- High return on capital.

RISKS OF PRINCIPAL STRATEGIES

 See "Principal Risks of Investing in the Wasatch Equity Funds" on page 34.

OTHER INVESTMENT STRATEGIES

 The Fund may use other investment strategies in addition to its principal strategies. For information about the more significant of these strategies and their risks see "Other Investment Strategies and Their Risks" on page 38. The SAI also contains information about investment strategies and risks.

WASATCH GLOBALSCIENCE &
TECHNOLOGY FUND
---------------

CO-MANAGERS: Ajay Krishnan, CFA and Karey Barker, CFA

INVESTMENT OBJECTIVE

 The investment objective of the Global Science & Technology Fund is long term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

UNDER NORMAL MARKET CONDITIONS:

-Invest at least 80% of the Fund's net assets in the equity securities of science and technology companies. Shareholders will be notified prior to any change in this policy. We define science and technology companies as companies whose primary busi ness involves the application of science or technology to commerce or industry. Typically, these will be companies that develop, produce or distribute products or services in the computer software, computer systems and components, semiconductor, electronics, communications and chemical industries as well as medical technology companies in the biotechnology, pharmaceutical and medical products industries.

-Typically invest a significant portion of the Fund's assets in the securities of U.S. companies and in at least two other countries. Globally, the Fund may invest in the securities of companies in countries with established or emerging securities markets. While the risks of investing are greater in countries with emerging markets, this usually will not deter us if our research indicates a company has outstanding investment potential.
-Invest in companies of any size. However, because science and technology are rapidly evolving, we expect a significant portion of the Fund's assets to be invested in early stage, small and mid-size companies.
-The Fund may also participate in initial public offerings (IPOs).

BUYING STOCKS

 We have defined two broad categories that we believe are critical to identifying science and technology companies with outstanding investment potential. The first is companies that possess valuable intellectual property. The second is companies that provide products or services related to science or technology.

WHAT WE LOOK FOR IN COMPANIES THAT POSSESS VALUABLE INTELLECTUAL PROPERTY:
- Companies that have developed, invented or otherwise own or control patented, proprietary or leading technologies.
- Technology that we believe has feasible applications with significant economic potential.
- Superior management that we believe will be able to capitalize on the technology's potential value.
- Management that has a substantial ownership interest in the company.
- Stocks that we believe are rationally priced based on our assessment of the technology's future prospects.

WHAT WE LOOK FOR IN COMPANIES THAT PROVIDE PRODUCTS OR SERVICES RELATED TO SCIENCE OR TECHNOLOGY:
-Companies that are applying new technologies or using technology to gain a competitive advantage.
-Companies that, in our opinion, have outstanding growth potential and can increase sales and earnings significantly faster than average companies. -Companies that are market leaders or potential market leaders in their industries.

(Continued on page 28)

WASATCH GLOBALSCIENCE &
TECHNOLOGY FUND
---------------


(Continued from page 27)

- Superior management that we believe will be successful in applying science or technology to gain a competitive advantage.
- Management that has a substantial ownership interest in the company.
- Superior financial characteristics and controls including high return on capital, strong cash flow and low use of debt.
- Stocks that we believe are rationally priced based on our assessment of current sales, earnings and growth rates.

RISKS OF PRINCIPAL STRATEGIES
 See "Principal Risks of Investing in the Wasatch Equity Funds" on page 34.

OTHER INVESTMENT STRATEGIES
 The Fund may use other investment strategies in addition to its principal strategies. For information about the more significant of these strategies and their risks see "Other Investment Strategies and Their Risks" on page 38. The SAI also contains information about investment strategies and risks.

WASATCH INTERNATIONAL
GROWTH FUND
-----------


LEAD MANAGER:
Michael W. Gerding, CFA


INVESTMENT OBJECTIVE
 The investment objective of the Wasatch International Growth Fund is long term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
UNDER NORMAL MARKET CONDITIONS:

- Invest at least 65% of the Fund's assets in the common stocks of smaller foreign companies (market capitalizations of $2 billion or less) in at least three different developed countries. We define foreign companies as those domiciled outside the United States or with the principal trading market of their securities outside the United States. Developed countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Mexico, Netherlands, New Zealand, Norway, Portugal, Singa pore, Spain, Sweden, Switzer land, and the United King dom. Emerging market countries are those not listed above as developed countries.

- Focus on companies that we believe have superior growth potential. In some cases, we may invest in early stage companies if we believe they have outstanding long term growth potential.
- Purchase stocks at prices we believe are rational relative to our projection of a company's three year earnings growth rate.
- Although we invest primarily in developed countries, the Fund may invest in companies that are based in, or do a significant amount of business in, countries with emerging economies and securities markets. We do not use allocation models to restrict the Fund's investments to certain regions, countries or industries.
- The Fund does not limit its investments to specific sectors. Although the Fund's approach to investing is to analyze the growth prospects of individual companies, we typically find the growth we seek in companies in what we believe are the fastest growing sectors.
- The Fund may also participate in initial public offerings (IPOs).
- In addition to investing in common stocks, the Fund may also invest in other equity securities including preferred stocks, warrants or convertible securities.

BUYING STOCKS
 To find growing companies, the Wasatch Research Team uses "bottom-up" fundamental analysis that includes prescreening potential investments using databases and industry contacts, analyzing annual reports and financial statements, visiting companies, meeting with top management, evaluating competitive environments, looking at distribution channels and identifying areas for potential growth.
 We believe growing foreign companies have above average potential for stock price appreciation. These stocks are inherently more risky than most com mon stocks, and their prices are more volatile, but we think the potential rewards are greater.

WHAT WE LOOK FOR IN GROWING FOREIGN COMPANIES:
- The potential to grow faster than their industry and the country in which they are located.
- The potential to grow faster than an average large company.
- The potential to grow faster than they have historically.
- A sustainable competitive advantage.
- Increasing demand for products or services.
- The ability to capitalize on favorable long term trends.
- Market leadership or the potential to become a market leader.
- Proprietary products.
- Sound financial controls.
- Experienced top management.
- High return on capital.
- Stable investment environment.

RISKS OF PRINCIPAL STRATEGIES
 See "Principal Risks of Investing in the Wasatch Equity Funds" on page 34.

OTHER INVESTMENT STRATEGIES
 The Fund may use other investment strategies in addition to its principal strategies. For information about the more significant of these strategies and their risks see "Other Investment Strategies and Their Risks" on page 38. The SAI also contains information about investment strategies and risks.

WASATCH MICRO CAP FUND
----------------------

LEAD MANAGER: Robert Gardiner, CFA

INVESTMENT OBJECTIVE

 The primary investment objective of the Micro Cap Fund is long term growth of capital. We also seek income as a secondary objective, but only when consistent with long term growth of capital. Currently, we do not expect the Fund's investments to generate substantial income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions:

- Invest at least 80% of the Fund's net assets in the common stocks of micro cap companies. Shareholders will be notified prior to any change in this policy. We define micro cap companies as companies with market capitalizations of less than $750 million at the time of initial purchase.

- Focus on the smallest companies that we believe have superior growth potential.
- Purchase stocks at prices we believe are reasonable relative to our projection of a company's five year earnings growth rate.

BUYING STOCKS
 We invest the Fund's assets in a blend of core and high growth companies.

WHAT WE LOOK FOR IN CORE COMPANIES:
- The potential to grow steadily at a faster rate than that of an average large company.
- A sustainable competitive advantage.
- Stable demand for products or services.
- The ability to capitalize on favorable long term trends.

WHAT WE LOOK FOR IN HIGH GROWTH COMPANIES:
- The potential to grow faster and more aggressively than core companies.
- Market leadership or the potential to become a market leader.
- Proprietary products.
- Sound financial controls.

WHAT WE LOOK FOR IN CORE AND HIGH GROWTH COMPANIES:
- Experienced top management with a substantial stake in the company's future.
- High return on capital.
- Low use of debt.

RISKS OF PRINCIPAL STRATEGIES
 See "Principal Risks of Investing in the Wasatch Equity Funds" on page 34.

OTHER INVESTMENT STRATEGIES
 The Fund may use other investment strategies in addition to its principal strategies. For information about the more significant of these strategies and their risks see "Other Investment Strategies and Their Risks" on page 38. The SAI also contains information about investment strategies and risks.

WASATCH SMALL CAP
GROWTH FUND
-----------

LEAD MANAGER: Jeff Cardon, CFA

INVESTMENT OBJECTIVE
 The primary investment objective of the Small Cap Growth Fund is long term growth of capital. We also seek income as a secondary objective, but only when consistent with long term growth of capital. Currently, we do not expect the Fund's investments to generate substantial income.

PRINCIPAL INVESTMENT STRATEGIES
UNDER NORMAL MARKET CONDITIONS:

- Invest at least 80% of the Fund's
  net assets in the common stocks
  of small companies. Shareholders will be notified prior to any change in this policy. We define small cap companies as companies market capitalizations of less than $1.5 billion at the time of initial purchase.

- Focus on companies that we believe have superior growth potential.
- Purchase stocks at prices we believe are rational relative to our projection of a company's five year earnings growth rate.

BUYING STOCKS
 We invest the Fund's assets in a blend of core and high growth companies.

WHAT WE LOOK FOR IN CORE COMPANIES:
- The potential to grow steadily at a faster rate than that of an average large company.
- A sustainable competitive advantage.
- Stable demand for products or services.
- The ability to capitalize on favorable long term trends.

WHAT WE LOOK FOR IN HIGH GROWTH COMPANIES:
- The potential to grow faster and more aggressively than core companies.
- Market leadership or the potential to become a market leader.
- Proprietary products.
- Sound financial controls.

WHAT WE LOOK FOR IN CORE AND HIGH GROWTH COMPANIES:
- Experienced top management with a substantial stake in the company's future.
- High return on capital.
- Low use of debt.

RISKS OF PRINCIPAL STRATEGIES
 See "Principal Risks of Investing in the Wasatch Equity Funds" on page 34.

OTHER INVESTMENT STRATEGIES
 The Fund may use other investment strategies in addition to its principal strategies. For information about the more significant of these strategies and their risks see "Other Investment Strategies and Their Risks" on page 38. The SAI also contains information about investment strategies and risks.

WASATCH ULTRA
GROWTH FUND
-----------

LEAD MANAGER: Karey Barker, CFA
Co-Manager:Ajay Krishnan, CFA

INVESTMENT OBJECTIVE
 The primary investment objective of the Ultra Growth Fund is long term growth of capital. We also seek income as a secondary objective, but only when consistent with long term growth of capital. Currently, we do not expect the Fund's investments to generate substantial income.

PRINCIPAL INVESTMENT STRATEGIES

UNDER NORMAL MARKET CONDITIONS:
- Invest at least 65% of the Fund's net assets in the common stocks of companies that we believe have the potential for high growth based on such measures as increasing sales and/or earnings, market leadership, expanding operating margins and benefiting from favorable trends.
- Typically focus on companies in what we consider to be the fastest growing sectors of the economy. Normally, we expect to find a large number of rapidly growing companies in the technology and health care sectors.
- Typically invest in companies with market capitalizations of less than $5 billion at the time of initial purchase.
- Attempt to achieve the Fund's primary objective by taking larger positions in a few companies that we believe have outstanding investment potential.

BUYING STOCKS
 We believe high growth companies have above average potential for rapid stock price appreciation. These stocks are inherently more risky than most common stocks, and their prices are more volatile, but we think the potential rewards are greater.

WHAT WE LOOK FOR IN HIGH GROWTH COMPANIES:
-The potential to increase sales and/or earnings at a rate that is significantly faster than the average large company.
-Market leadership or the potential to become a market leader.
-Proprietary products.
-Sound financial controls.
-Experienced top management with a substantial stake in the company's future. -High return on capital.
-Strong internal cash flow.
-Low use of debt.

RISKS OF PRINCIPAL STRATEGIES
 See "Principal Risks of Investing in the Wasatch Equity Funds" on page 34.

OTHER INVESTMENT STRATEGIES
 The Fund may use other investment strategies in addition to its principal strategies. For information about the more significant of these strategies and their risks see "Other Investment Strategies and Their Risks" on page 38. The SAI also contains information about investment strategies and risks.

PRINCIPAL RISKS OF INVESTING
IN THE WASATCH EQUITY FUNDS
---------------------------


 The following discussion is intended to help you better understand the risks associated with the Wasatch Equity Funds' principal investment strategies. It is designed to make you aware of factors that have the potential to adversely affect a Fund's share price and its total return. Please read this section carefully.


MANAGEMENT RISK
 The types of securities held by the Equity Funds may underperform other types of securities and may fail to produce the intended result. There can be no assurance that the Funds will achieve their investment objective. Some policies of the Funds cannot be changed without a shareholder vote. These are described in the SAI.

MARKET RISK
 The Equity Funds invest in common stocks. Stock prices may decline significantly over short or extended periods of time. Price changes may affect markets worldwide, or only foreign or domestic markets, or only certain stocks such as growth or value stocks, or only a particular company, industry, or sector of the market.

COMPANY RISK
 The Equity Funds invest in individual stocks. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investors' perceptions regarding a company.

SMALL COMPANIES
 Each of the Equity Funds invests in the common stocks of small companies.
Small companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, the frequency and volume of trading in their stocks may be substantially less than that typical of larger companies. Therefore, the prices of small company stocks may be subject to wider and more erratic fluctuations.
 The spread between the bid and asked prices of small company stocks may be wider than the spread for more actively traded securities. As a result, if a small company stock is sold shortly after purchase, a loss may be incurred by an Equity Fund solely due to the size of the bid-asked spread. Large sales of small company stocks may require selling them at a discount from quoted prices and/or making a series of small sales over a period of time.
 Small company stocks are often traded over-the-counter and may not have the trading volume typical of stocks traded on a national securities exchange. The values of their shares may move independently of the values of shares of large companies or of general stock market indexes such as the Dow Jones Industrial Average or the S&P 500/R Index.

MICRO CAP COMPANIES
 Each of the Equity Funds may invest in micro cap companies. The Micro Cap Fund invests primarily in these companies. We define micro cap companies as those with market capitalizations of less than $750 million. Micro cap companies may be more sensitive to, and share prices may be more affected by, the risks for small companies mentioned above.

EARLY STAGE COMPANIES
 Investing in companies that are in the early stages of development is a principal strategy of the Global Science &

 Technology Fund and, to a lesser extent, the International Growth Fund. This is not a principal strategy of the other Equity Funds, although they may also invest in early stage companies. These companies are subject to the risks listed above for small companies. In addition, they may not be profitable now and there is no guarantee that they will become profitable or be able to obtain necessary financing. They may rely on untested business plans. They may not be successful in developing markets for their products and services. They may remain an insignificant part of their industry. They may be illiquid or they may not be publicly traded. Investments in early stage companies tend to be more volatile and somewhat more speculative than investments in more established companies.

RISKS OF GROWTH STOCKS
 The Equity Funds (except the Small Cap Value Fund) invest in "growth stocks." Growth stocks typically trade at higher price-to-earnings ratios (P/Es) than other stocks. Therefore, their prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. If the Advisor's assessment of a company's earnings growth prospects is wrong, or if the Advisor's judgment about how other investors will value a company's earnings growth is wrong, then the company's stock may fail to achieve the expected price appreciation.

RISKS OF VALUE STOCKS
 The Small Cap Value Fund invests in "value stocks." These stocks appear to the Advisor to be temporarily undervalued. Value stocks can remain undervalued for years. There is a risk that a value stock may never reach what the Advisor believes is its full value, or it may even decline in value.

HIGH GROWTH COMPANIES
 The Ultra Growth Fund focuses on high growth companies. The Global Science & Technology, Small Cap Growth and Micro Cap Funds may invest a significant portion of their assets in the stocks of high growth companies.
 We define high growth companies as those that are increasing earnings at a rate that is significantly faster than the average company. Companies growing this aggressively often have high price-to-earnings ratios (P/Es) and are considered more risky because the challenge to meet growth expectations is greater. The stock prices of high growth companies are more volatile than the prices of other common stocks.

SECTOR WEIGHTINGS
 None of the Equity Funds limit their investments to specific sectors. However, the Funds' approach to investing is to analyze the investment potential of individual companies. This may at times lead to a large percentage of a Fund's assets being invested in certain sectors. For example, the Ultra Growth Fund's focus on investing in rapidly growing companies means that we typically find the growth we seek in companies in what we believe are the fastest growing sectors of the economy. The Global Science & Technology Fund's focus on technology means that a large percentage of the Fund's assets typically will be invested in the technology sector.
 Investments in companies within the same sectors will often react similarly to certain market or economic pressures.
 Funds that invest a large percentage of assets in a few sectors or similar types of companies are more vulnerable to the price movements of a single security or small group of securities than funds that diversify their investments among a broad range of sectors and types of companies.

TECHNOLOGY COMPANIES
 Each of the Equity Funds may invest in companies that could be broadly classified as being in the technology sector. The Global Science & Technology Fund will invest a significant percentage of its assets in this sector. Investments may include companies in the computer software, computer systems and components, semiconductor, electronics, communications and chemical industries as well as medical technology companies in the biotechnology, pharmaceutical and medical products industries.
 In general, these companies operate in an extremely competitive environment where rapid new developments could have a dramatic impact on a company's earnings growth potential. In addition, many of these companies are sensitive to global and domestic economic conditions and, for some companies, earnings growth may be tied to product cycles within their specific industries. If technology continues to advance at an accelerated rate and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.
 The Funds' investments in medical technology companies are subject to many of the same risks as other technology companies. In addition, certain companies such as pharmaceutical, biotechnology and medical device companies rely on government agencies such as the Food & Drug Administration (FDA) for approval of their products and services before they can be brought to market.
 The financial success of certain medical products and services may depend on approval for reimbursement from government programs such as Medicare. In addition, many medical technology companies are subject to government regulations. The rise of managed health care has resulted in increased price pressure throughout the industry.
 Products and services of medical technology companies may become rapidly obsolete due to technological and scientific advances.

HEALTH CARE COMPANIES
 Each of the Equity Funds may invest in companies that could be broadly classified as being in the health care sector. These investments may include health care providers, health care service companies, and pharmaceutical and medical products companies.
 Many health care companies are subject to government regulations and rely on government programs such as Medicare for reimbursement. In addition, the rise of managed care has put pricing pressure on many health care providers. Certain companies such as pharmaceutical companies rely on government agencies for approval of their products and services. Many products and services in the health care industry may become rapidly obsolete due to technological and scientific advances.

RISKS OF FOREIGN SECURITIES
 Investments in foreign companies involve certain risks not typically associated with investments in U.S. companies. While the Global Science & Technology and International Growth Funds may invest in foreign securities without limitation, the other Equity Funds may invest up to 15% of their total assets at the time of purchase in foreign securities. (Securities of foreign issuers which are publicly traded in the United States, either directly or through American Depositary Receipts, are not subject to this 15% limitation.)
 FOREIGN MARKET RISK. Foreign securities markets may be less liquid and their prices may be more volatile than domestic markets. There also may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.
 CURRENCY RISK. The U.S. dollar value of a Fund's assets may be affected by foreign currency exchange rates and exchange control regulations. A change in the value of any foreign currency may change the U.S. dollar value of a Fund's assets that are denominated or traded in that country. In addition, a Fund may incur costs in connection with conversions between various currencies.
 POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect a Fund's investments.
 REGULATORY RISK. Foreign companies that are not publicly traded in the U.S.
are not subject to uniform accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies.
 FOREIGN TAX RISK. A Fund's income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by a Fund, shareholders may be entitled to a credit or deduction for U.S. tax purposes.
 TRANSACTION COSTS. Transaction costs of buying and selling foreign securities including brokerage, tax and custody costs are generally higher than those for domestic transactions.
EMERGING MARKETS
 The Global Science & Technology and International Growth Funds, and to a much lesser degree the other Equity Funds, may invest in companies that are based in, or do a significant amount of business in, countries with emerging economies and securities markets. Investments in emerging markets are subject to the same risks as other foreign securities and may be subject to greater risks than investments in foreign countries with more established economies and securities markets. Risks of investing in these countries may include political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, greater potential for government seizure of assets or nationalization of companies.

INITIAL PUBLIC OFFERINGS (IPOS)
 Investing in common stocks purchased in initial public offerings (IPOs) is a principal investment strategy of the Global Science & Technology and International Growth Funds. The other Equity Funds may invest in IPOs but this is not considered a principal strategy of these Funds.
 Most IPOs involve a higher degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short term capital gains, which will be taxable to shareholders as ordinary income.

NON-DIVERSIFICATION RISK
 Each Equity Fund is non-diversified. The Ultra Growth Fund, in particular, may invest a large percentage of its assets in a few individual companies.
 Being non-diversified means a Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Funds that invest in the stocks of a few companies have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.

OTHER INVESTMENT STRATEGIES
AND THEIR RISKS
---------------

CASH/TEMPORARY DEFENSIVE POSITIONS
 If the Research Team is unable to locate attractive investment opportunities, or when we consider market, economic or political conditions to be unfavorable for profitable investing, we may take temporary defensive positions that are inconsistent with the Funds' principal investment strategies.
 For example, we may temporarily increase a Fund's cash position, invest a larger portion of its assets in money market instruments, or in the case of the Global Science & Technology and International Growth Funds, invest in fewer than three countries. We reserve the right to invest all of a Fund's assets in temporary defensive positions.
 When a Fund takes temporary defensive positions by increasing its holdings in cash or money market instruments, it may not participate in stock market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks. In addition, the Fund may not achieve its investment objective.

CURRENCY HEDGING
 The Global Science & Technology and International Growth Funds, and to a much lesser extent the other Equity Funds, may use currency hedging techniques including forward foreign currency exchange contracts to manage currency risk.
 The goal of using these techniques will be to benefit a Fund's performance. However, using these techniques could be detrimental to performance if the Advisor incorrectly judges the direction of exchange rates. More information about currency hedging techniques and forward foreign currency exchange contracts can be found in the SAI.

ILLIQUID SECURITIES
 The Equity Funds may invest up to 15% of their net assets in illiquid securities, including "restricted" securities and private placements for which there is no public market value. The fair value of these securities will be determined by a designated Pricing Committee under the supervision of the Board of Directors in accordance with Board-approved Pricing Procedures. Given the inherent uncertainties of determining fair market value, there can be no assurance that the value we place on a security will be appropriate in terms of how the security may be ultimately valued on the public market. These securities may never be publicly traded and the Equity Funds may not be able to easily liquidate their position in these securities.
 The Equity Funds also may invest in securities that are less liquid than the securities of large established companies. These less liquid securities may include the securities of smaller U.S. companies, convertible securities, foreign securities and emerging markets securities. The Equity Funds may experience a loss if they are unable to sell a security at a time and price that would be most beneficial.

INVESTMENTS IN OTHER
INVESTMENT COMPANIES
 The Equity Funds may invest up to 10% of their total assets in other investment companies. The returns of the Funds' investments in other investment companies will be reduced by their operating expenses. Please see the SAI for more information about the risks of investing in other investment companies.

LEVERAGING
 Borrowing to purchase securities is known as leveraging. The Equity Funds may borrow from banks for temporary or emergency purposes, clearing transac tions or to invest. Leveraging increases the effect of changes in the market value of a Fund's portfolio. Leveraging may expose a Fund to greater risk and increased costs. Interest paid on borrowed funds may have the effect of lowering a Fund's return. In addition, a Fund may have to sell securities it would normally keep in order to make interest payments. The Equity Funds do not expect borrowings to exceed 10% of net assets.

NON-INVESTMENT GRADE SECURITIES
 The Equity Funds may invest up to 10% of their total assets collectively in non-investment grade securities including high yield (junk) bonds, convertible bonds, preferred stocks and convertible preferred stocks. The Advisor believes that having the flexibility to invest in these types of securities may be beneficial to the Funds under certain conditions. However, non-investment grade securities generally are more risky and have more volatile prices than investment grade securities. Additional risks associated with investments in non-investment grade securities are described in the SAI.

OPTIONS AND FUTURES CONTRACTS
 To a limited extent, the Equity Funds may use derivatives such as options and futures contracts to hedge against certain risks like adverse movements in securities prices. The Equity Funds may also use options and futures contracts for non-hedging purposes such as seeking to enhance returns.
 The goal of using options and futures contracts will be to benefit the Equity Funds. However, using options and futures contracts could hurt the Funds' performance if the Advisor incorrectly judges the direction of securities prices. More information about the risks associated with using options and futures contracts can be found in the SAI.

PORTFOLIO TURNOVER
 Each Fund generally intends to purchase securities for long term invest ment rather than short term gains. However, short term transactions may result from liquidity needs, securities having reached a price or yield objective, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in a Fund's portfolio whenever the Lead or Co-Managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions to buy or sell securities.
 To a lesser extent, a Fund may purchase securities in anticipation of relatively short term price gains. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains.

SHORT SALES
 To a limited extent, the Equity Funds may make short sales of securities listed on one or more U.S. or foreign securities exchanges or on Nasdaq or EASDAQ. A short sale means a Fund sells a security it does not own in anticipation of a decline in the stock's price. The Fund must borrow the security to deliver to the buyer upon the short sale. The Fund is then obligated to replace the borrowed security by purchasing it at a later date. A Fund will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced. The Equity Funds will not engage in short sales when these transactions would cause the market value of all a Fund's securities sold short to exceed 15% of its net assets. Short sales may reduce a Fund's returns or increase volatility.

MORE ABOUT THE
WASATCH-HOISINGTON
U.S. TREASURY FUND
------------------

 More information about the investment objective, principal investment strategies and principal risks of the Wasatch-Hoisington U.S. Treasury Fund is provided below. The Fund's principal investment strategies are those that the Sub-Advisor believes are most likely to be important in trying to achieve the Fund's investment objective. You should note that the Fund may also employ strategies and invest in securities that are not described below. Please see the Statement of Additional Informa tion (SAI) for a discussion of these strategies, securities and their risks.

SUB-ADVISOR: Hoisington Investment Management Company

 Hoisington Investment Management Company is responsible for managing the Fund's assets and placing orders to buy and sell securities for the Fund.

LEAD MANAGER: Van Robert Hoisington

INVESTMENT OBJECTIVE

 The investment objective of the Wasatch-Hoisington U.S. Treasury Fund is to provide a rate of return that exceeds the rate of inflation over a business cycle by investing in U.S. Treasury securities with an emphasis on both income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

IN PURSUIT OF THE FUND'S INVESTMENT OBJECTIVE, THE SUB-ADVISOR WILL:

- Typically invest at least 90% of the Fund's total assets in U.S. Treasury securities and in repurchase agreements collateralized by such securities. Shareholders will be notified prior to any change in this policy.

- Adjust the average maturity and effective duration of the Fund's portfolio based on the Sub-Advisor's assessment of multi-year trends in national and international economic conditions and interest rates, changes in inflationary pressures, and the value of long term Treasury bonds (maturities longer than 20 years) relative to inflation.
- Invest in long term U.S. Treasury bonds, including zero coupon Treasury securities, when the Sub-Advisor determines that economic conditions suggest lower inflation and the multi-year trend is toward decreasing interest rates.
- Invest in U.S. Treasury bills or notes (maturities less than five years) when the Sub-Advisor determines that economic conditions suggest rising inflation and the multi-year trend is toward increasing interest rates.

OVER THE COURSE OF A BUSINESS CYCLE, UNDER NORMAL MARKET CONDITIONS:
- The effective duration of the Fund's holdings is expected to vary from less than a year to a maximum of 25 years.
- The maturity of the Fund's holdings will range from less than a year to a maximum of the longest maturity Treasury bonds available.
- When the Fund is invested in longer weighted average maturities it will be more sensitive to changes in market interest rates and its share price may be subject to greater volatility.

PORTFOLIO TURNOVER
- The portfolio turnover rate will vary substantially from year to year.
- During some periods, turnover will be well below 50%.
- At other times, turnover could exceed 200% annually. At these times, increased portfolio turnover may result in higher transaction costs and may also result in taxable capital gains.
- Portfolio adjustments may require the sale of securities prior to their maturity date. The goal of these transactions will be to increase income and/or change the duration of the overall portfolio.

PRINCIPAL RISKS OF INVESTING
IN THE WASATCH-HOISINGTON
U.S. TREASURY FUND
------------------


 The following discussion is intended to help you better understand the risks associated with the Wasatch-Hoisington U.S. Treasury Fund's principal investment strat egies. It is designed to make you aware of factors that have the potential to adversely affect the Fund's share price and its total return. Please read this section carefully.

CREDIT RISK
 Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due. The Sub-Advisor seeks to limit credit risk by investing primarily in U.S. Treasury securities and in repurchase agreements collateralized by such securities. Unlike corporate bonds or government agency securities, all treasury securities are direct obligations of the U.S. government and vary only in maturity and coupon. Treasury securities are viewed as carrying minimal credit risk.

INTEREST RATE RISK
                    $
INTEREST  BOND      INVESTMENT
RATES     PRICES    VALUE
DOWN      UP        GOES UP

 Interest rate risk is the risk that the value of a fixed-rate debt security will change due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will fluctuate with changes in interest rates.

 When interest rates rise, the value of the Fund's portfolio securities and its share price generally will decline. The values of fixed-rate debt securities with maturities longer than 20 years (U.S. Treasury bonds) are more sensitive to changes in market interest rates than the values of securities with shorter maturities (U.S. Treasury bills or notes). If the Fund is invested in U.S. Treasury bonds or zero coupon U.S. Treasury securities, the Fund's share price should be expected to have greater volatility in periods of changing market interest rates.


                    $
INTEREST  BOND      INVESTMENT
RATES     PRICES    VALUE
DOWN      UP        GOES UP

 If the Sub-Advisor expects that interest rates will decrease, the average maturity of the portfolio can be extended to the maximum maturity of any existing Treasury issue. If interest rates are expected to increase, the Sub-Advisor may determine that a defensive policy is more appropriate, and may reduce the average maturity of the Fund's portfolio to less than one year.

INCOME RISK
 Income risk is the potential for a decline in the Fund's income due to falling interest rates.

EFFECTIVE DURATION
 Effective duration is an estimate of the interest rate risk (price volatility) of a security, i.e., how much the value of the security is expected to change with a given change in interest rates. For example, if the interest rate increased 1% on a bond with an effective duration of five years, the price of the bond would decline 5%. Similarly, if the interest rate increased 1% on a bond with an effective duration of 15 years, the price of the bond would decline 15%. At a yield of 5%, the effective duration of the longest maturity U.S. Treasury bond is about 15 years. The effective duration of the longest maturity U.S. zero coupon bond is 28 years. If the interest rate increased 1%, the value of the longest maturity zero coupon bond would decline 28%. Similarly, if the interest rate decreased 1%, the value of the longest maturity zero coupon bond would increase 28%.
 It is important to understand that, while a valuable measure, effective duration is based on certain assumptions and has several limitations. It is most useful as a measure of interest rate risk when interest rate changes are small, rapid and occur equally across all the different points of the yield curve.

RISKS OF ZERO COUPON
TREASURY SECURITIES
 Zero coupon treasury securities (U.S. Treasury Strips) are debt obligations which do not entitle the holder to periodic interest payments prior to maturity. They are traded at a discount from their face amounts. The discount of zero coupon treasury securities varies primarily depending on the time remaining until maturity and prevailing levels of interest rates. Zero coupon securities can be sold prior to their due date in the secondary market at the then-prevailing market value. The market prices of zero coupon securities are generally more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically. Zero coupon securities are more sensitive to fluctuations in interest rates than non-zero coupon securities.

RISKS OF REPURCHASE AGREEMENTS
 A repurchase agreement involves the purchase of treasury securities with the condition that after a stated period of time, the original seller (a member of the Federal Reserve System or a recognized securities dealer) will buy back the same securities (collateral) at a predetermined price or yield. The main risk of a repurchase agreement is that the original seller might default on its obligation to repurchase the securities. If the seller defaults, the Fund will seek to recover its investment by selling the collateral and could encounter restrictions, costs or delays. The Fund will suffer a loss if it sells the collateral for less than the repurchase price.

MANAGEMENT
OF WASATCH FUNDS
----------------


 The investment advisor (Advisor) for Wasatch Funds is Wasatch Advisors, Inc. The Advisor and Wasatch Funds are located at 150 Social Hall Avenue, 4th Floor, Salt Lake City, Utah 84111. The Advisor has been in the investment advisory business since 1975. As of December 31, 2002, the Advisor had approximately $5.7 billion in assets under management.

 The Advisor is responsible for investing Wasatch Funds' assets, placing orders to buy and sell securities and negotiating brokerage commissions on portfolio transactions. In addition, the Advisor provides certain administrative services and manages the Funds' business affairs.

MANAGEMENT FEES AND
EXPENSE LIMITATIONS
-------------------

 Each Fund pays the Advisor a monthly management fee that is a percentage of the Fund's average daily net assets. More detailed information about the Advisor's investment advisory and service contracts with Wasatch Funds and the Advisor's contract with the Sub-Advisor can be found in the SAI. During their most recent fiscal year, the Funds paid the following management fees to the Advisor. (See chart below.)
 The Advisor has voluntarily agreed to limit the expenses of each Fund at least through September 30, 2003, to a certain percentage of average net assets computed on a daily basis. Expense limits are: 1.50% for the Core Growth Fund; 1.95% for the Global Science & Technology Fund; 1.95% for the International Growth Fund; 2.50% for the Micro Cap Fund; 1.50% for the Small Cap Growth Fund; 1.95% for the Small Cap Value Fund; 1.75% for the Ultra Growth Fund; and 0.75% for the U.S. Treasury Fund. The Advisor will pay all expenses excluding interest, taxes and extraordinary expenses in excess of such limitations. The Advisor may rescind these voluntary limitations on expenses any time after September 30, 2003.

----------------------------------------------------
                                ADVISORY FEE AS
                            A PERCENTAGE OF AVERAGE
WASATCH FUND                    DAILY NET ASSETS
----------------------------------------------------
Core Growth Fund                     1.00%
Global Science & Technology Fund     1.03%
International Growth Fund            1.50%
Micro Cap Fund                       2.00%
Small Cap Growth Fund                1.00%
Small Cap Value Fund                 1.50%
Ultra Growth Fund                    1.25%
U.S. Treasury Fund*                  0.27%

*The U.S. Treasury Fund is managed by a Sub-Advisor. Under a sub-advisory agreement between the Advisor and the Sub-Advisor, the Advisor has agreed to pay the Sub-Advisor a management fee.

RESEARCH TEAM
-------------

 The Wasatch Research Team con sists of five Lead Managers, four Co-Man agers and 11 securities analysts. The Lead and Co-Managers are responsible for making investment decisions for their respective Funds in accordance with each Fund's investment objective and strategies. The Wasatch Research Team is respon sible for analyzing securities and making investment recommendations. The Sub-Advisor, under the supervision of the Advisor, is responsible for making investment decisions for the U.S. Treasury Fund.

LEAD MANAGERS
-------------

 SAMUEL S. STEWART, JR., PHD, CFA, has served as President and Chairman of the Board of Wasatch Funds since 1986 and Chairman of the Board of the Advisor since 1975. Dr. Stewart is Lead Manager of the Wasatch Core Growth Fund. In addition, he is Co-Manager of the Wasatch Small Cap Value Fund. He earned a Bachelor of Science in Business Administration degree from Northwestern University. He went on to earn a Master of Business Administration and a Doctorate in finance from Stanford University. From 1975 through 2000, Dr. Stewart served as a professor of finance at the University of Utah.
 JEFF CARDON, CFA, is Vice President and Director of Wasatch Funds and
President and Director of the Advisor. He is Lead Manager of the Wasatch Small Cap Growth Fund. Mr. Cardon joined the Wasatch Research Team as a securities analyst in 1980. He is a Chartered Financial Analyst and holds a Bachelor of Science degree in finance from the University of Utah.
 KAREY BARKER, CFA, is a Director of the Advisor, Lead Manager of the Wasatch Ultra Growth Fund and Co-Manager of the Wasatch Global Science & Technology Fund. Ms. Barker joined the Wasatch Research Team as a securities analyst in 1989. She is a Chartered Financial Analyst and holds a Bachelor of Arts degree in French and Bachelor of Science degree in finance from the University of Utah.
 ROBERT GARDINER, CFA, is a Director of the Advisor. He is Lead Manager of the Wasatch Micro Cap Fund. Mr. Gardiner joined the Wasatch Research Team as a securities analyst in 1987. He is a Chartered Financial Analyst. Mr. Gardiner is a graduate of the University of Utah where he earned a Bachelor of Arts degree in physics with a minor in French and a Bachelor of Science degree in mathematics with a minor in chemistry.
 MICHAEL W. GERDING, CFA is Lead Manager of the Wasatch International Growth Fund. Mr. Gerding joined the Advisor in April 2002 bringing with him 17 years of experience in interna tional growth investing. Mr. Gerding works in Wasatch's Denver office located at 44 Cook Street, Suite 611, Denver, Colorado 80206.
 Prior to joining the Advisor, Mr. Gerding was a vice president and portfolio manager with Denver Investment Advisors (DIA). Mr. Gerding joined DIA in 1999 to launch the firm's international growth equity investment effort and was portfolio manager of the Westcore International Frontier Fund since inception in 1999 and Westcore International Select Fund since inception in 2000.
 Prior to joining DIA, Mr. Gerding was a senior vice president and portfolio manager for Founders Asset Management in Denver. He joined Founders in 1990 to manage the Founders Worldwide Growth Fund. In 1993 he also became the lead portfolio manager of the Founders Passport Fund, an international small cap fund. Additionally, he served as either portfolio manager or co-manager of the Founders International

 Equity Fund from its inception in 1995 until 1997. From 1985 through 1990, Mr. Gerding was a portfolio manager and research analyst with NCNB Texas.
 He is a Chartered Financial Analyst and a member of the Denver Society of Security Analysts. Mr. Gerding earned a Bachelor of Business Administration in finance and a Master of Business Administration from Texas Christian University.

CO-MANAGERS
-----------

 AJAY KRISHNAN, CFA, is Co-Manager of the Wasatch Ultra Growth and Wasatch Global Science & Technology Funds. Mr. Krishnan joined the Wasatch Research Team as a securities analyst in 1994. He is a Chartered Financial Analyst and holds a Master's degree in business from Utah State University and a Bachelor of Science degree in physics with a minor in mathematics from Bombay University.
 JIM LARKINS, MBA, is Co-Manager of the Wasatch Small Cap Value Fund. Mr. Larkins joined the Wasatch Research Team as a securities analyst in 1995. He holds a Master's degree in business and a Bachelor of Arts degree in economics from Brigham Young University.
 JB TAYLOR is Co-Manager of the Wasatch Core Growth Fund. Mr. Taylor joined the Wasatch Research Team as a securities analyst in 1996. He holds a Bachelor of Science degree in industrial engineering from Stanford University.
 JOHN MAZANEC, MBA, is Co-Manager of the Wasatch Small Cap Value Fund. Mr. Mazanec joined the Wasatch Research Team as a senior equities analyst in 2001. Prior to joining Wasatch, Mr. Mazanec was an equity research analyst with Huntington Partners in Chicago, Illinois. He holds a Master's degree in business from Harvard University Graduate School of Business Administration and a Bachelor of Arts degree in economics from DePauw University.

ABOUT THE SUB-ADVISOR
FOR THE WASATCH-HOISINGTON
U.S. TREASURY FUND

 Hoisington Investment Management Company (HIMCO) is a registered investment advisor that has been in business since 1980. The firm agreed to become the sub-advisor to the Wasatch-Hoisington U.S. Treasury Fund in 1996. HIMCO has offices at 1250 Capital of Texas Highway South, Building 3, #600, Austin, Texas 78746-6464.

 HIMCO provides investment management services for individuals, pension and profit-sharing plans, trusts and estates, charitable organizations and corporations, and other business entities. As of December 31, 2002, HIMCO provided investment advice to 37 separately managed accounts and had approximately $3.6 billion in assets under management. HIMCO provides investment management for fixed income securities, including U.S. government securities.

 VAN ROBERT HOISINGTON has been Lead Manager of the Wasatch-Hoisington U.S. Treasury Fund since 1996. In addition, he has served as President and Senior Investment Officer of HIMCO since he founded the firm in 1980. Mr. Hoisington received a Bachelor of Arts degree from the University of Kansas and a Master's degree in business from Fort Hays Kansas University.

ADDITIONAL
SERVICE PROVIDERS
-----------------

ADMINISTRATOR
 UMB Fund Services, Inc.
 803 West Michigan Street, Suite A
 Milwaukee, WI 53233-2301


ADMINISTRATOR (as of May 1, 2003)
 Wasatch Advisors, Inc.
 150 Social Hall Avenue, 4th Floor
 Salt Lake City, UT 84111

SUB-ADMINISTRATOR (as of May 1, 2003)
 State Street Bank and Trust Company
 801 Pennsylvania Avenue
 Kansas City, MO 64105

DISTRIBUTOR (as of May 1, 2003)
 ALPS Distributors, Inc.
 1625 Broadway, Suite 2200
 Denver, CO80202

TRANSFER AGENT
 UMB Fund Services, Inc.
 803 West Michigan Street, Suite A
 Milwaukee, WI 53233-2301

CUSTODIAN
 UMB Bank, n.a.
 928 Grand Boulevard, 10th Floor
 Kansas City, MO 64106-2008

CUSTODIAN (as of May 1, 2003)
 State Street Bank and Trust Company
 801 Pennsylvania Avenue
 Kansas City, MO 64105


LEGAL COUNSEL TO WASATCH FUNDS
 Michael J. Radmer
 Dorsey & Whitney LLP
 50 South Sixth Street, Suite 1500
 Minneapolis, MN 55402-1498

INDEPENDENT ACCOUNTANTS
 PricewaterhouseCoopers LLP
 100 East Wisconsin Ave., Suite 1500
 Milwaukee, WI 53202-4107

SHAREHOLDER'S GUIDE
-------------------

---------------------------------------------------------------------------
INVESTMENT MINIMUMS
-------------------

 New Account s ................................................... $2,000

 New Accounts with an Automatic Investment Plan .................. $1,000

 Individual Retirement Accounts (IRAs) ........................... $1,000

 Coverdell Education Savings Accounts ............................ $1,000

 MAKE CHECKS PAYABLE TO WASATCH FUNDS

---------------------------------------------------------------------------

 HOW TO CONTACT WASATCH
 ----------------------

BY TELEPHONE
1.800.551.1700
Shareholder Services Representatives are available Monday through Friday from 7:00 a.m. to 7:00 p.m. Central Time.

AUTOMATED TELERESPONSE
1.800.551.1700
Available 24 Hours a Day

ONLINE
Please visit our web site at
www.wasatchfunds.com
--------------------


BY MAIL
 Wasatch Funds
 P.O. Box 2172
 Milwaukee, WI 53201-2172

BY OVERNIGHT DELIVERY
 WASATCH FUNDS
 803 West Michigan Street, Suite A
 Milwaukee, WI 53233-2301

For policies governing the following transactions and services, please see "Account Policies" on page 50.

OPEN A NEW ACCOUNT
------------------

NEW ACCOUNTS ARE SUBJECT TO ACCEPTANCE BY WASATCH FUNDS. TO OPEN A RETIREMENT OR EDUCATION SAVINGS ACCOUNT, YOU WILL ALSO NEED THE APPROPRIATE INFORMATION KIT AND APPLICATION.

ONLINE

 Visit Wasatch Funds' web site, complete and electronically submit the online application. You may also sign up to invest automatically by filling out the Account Privileges Change form.

 Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions.

BY MAIL
 Complete the applications for the type of account you are opening. Mail the applications, any other materials (such as a corporate resolution for corporate accounts) and a check.

BY TELEPHONE
 Wire-Complete the appropriate applications and call for instructions.

PURCHASE SHARES FOR AN
EXISTING ACCOUNT
----------------


ONLINE
 Visit Wasatch Funds' web site and submit the online form to add to your account in amounts of $100 or more.

BY MAIL
 Fill out the form from your most recent statement or write a note that includes the name of the account and the account number. Mail the form or note and a check.

BY TELEPHONE

 ELECTRONIC FUNDS TRANSFER-For additional investments from $100 up to $50,000 ($100,000 for corporate accounts). Your account will be charged a service fee (currently $20.00) if an electronic funds transfer cannot be processed for any reason.
 WIRE-Have your bank send your investment to:
 - UMB BANK, N.A.
 - ABA Number 101000695
 FOR CREDIT TO WASATCH FUNDS
 - Account Number 987-060-9800
 FOR FURTHER CREDIT TO:
 - Wasatch (name of Fund)
 - Your Wasatch account number
 - Name(s) of investor(s)
 - Social Security or Tax ID Number

AUTOMATICALLY
 Automatic Investment Plan (AIP)-Call to request an Account Privileges Change form.
 The minimum for subsequent automatic investments is $50 per month or $100 per quarter.
 Complete and mail the Account Privileges Change form and any other required materials.

SELL (REDEEM) SHARES
--------------------

-REDEMPTION REQUESTS FOR OVER $50,000 ($100,000 FOR CORPORATE ACCOUNTS) MUST BE
 MADE IN WRITING (A MEDALLION SIGNATURE GUARANTEE IS REQUIRED).
-CHECKS WILL BE MAILED TO THE ADDRESS ON YOUR ACCOUNT.
-REDEMPTION REQUESTS MADE WITHIN 30 DAYS OF AN ADDRESS CHANGE MUST BE MADE IN
 WRITING AND REQUIRE A MEDALLION SIGNATURE GUARANTEE.

BY TELEPHONE
 You may sell shares in your account in amounts of $500 up to $50,000 ($100,000 for corporate accounts) by calling Wasatch Funds if you did not decline the telephone redemption privilege when establishing your account.

BY MAIL
Write and mail a letter that includes:
 Your name
 The Fund(s) name
 Your account number(s)
 The dollar amount or number of shares to be redeemed
 Your daytime telephone number
 Signature(s) of account owners (sign exactly as the account is registered) Medallion signature guarantee (if required)
 For IRA accounts, state whether the distribution is qualified and whether taxes should be withheld. If no withholding instructions are given, Wasatch Funds will withhold 10%.

ONLINE
 You may sell shares in amounts of $500 up to $50,000.

AUTOMATICALLY
 SYSTEMATIC WITHDRAWAL PLAN-Call to request an Account Privileges Change form. This plan allows you to make monthly, quarterly, semi-annual or annual redemptions of $50 or more.
 Complete and mail the Account Privileges Change form and any other required materials.

ACCOUNT POLICIES
----------------

REQUIRED INFORMATION

 Federal regulations may require the Funds to obtain your name, your date of birth, your residential address or principal place of business and mailing address as well as your Taxpayer Identification Number at the time you open your account. Applications without this information may not be accepted. To the extent permitted by law, the Funds reserve the right to place limits on transactions in your account until your identity is verified.

INVESTMENT MINIMUMS
-If you purchase shares directly from Wasatch Funds, the minimum initial investment for a regular account is $2,000.
-The minimum initial investment for Individual Retirement Accounts (IRAs),
 Education Savings Accounts and regular accounts opened with an automatic investment plan is $1,000.
-Other than the reinvestment of dividends and capital gains, the minimum for subsequent purchases in regular and IRA accounts is $100. For accounts with an automatic investment plan, the minimum for subsequent purchases is $50 monthly or $100 quarterly.
-The Funds reserve the right to waive or lower investment minimums for any reason.
-Accounts opened through third parties such as brokers or banks may be subject to different minimums for initial and subsequent purchases.

TYPES OF REGULAR ACCOUNTS
-Individual or Joint Ownership
-Gift to Minor
-Corporation, Partnership, Trust or Other Entity

TYPES OF INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)
-Traditional IRA
-Rollover IRA
-Roth IRA
-Roth Conversion IRA
-SEP-IRA
-SIMPLE IRA
-Section 403(b)(7) Plan

TYPES OF EDUCATION SAVINGS PLANS
-Coverdell Education Savings Account (ESA)

PREMIER SERVICES
 Shareholders who purchase shares directly through Wasatch Funds and maintain a combined balance in their accounts of more than $100,000 for three consecutive months will qualify for additional benefits as a member of Wasatch Premier Services. These benefits include:
-Priority e-mail notification of new and reopened Funds.
-Written quarterly comments from Wasatch Fund Managers.
-Option to receive monthly statements.
-Exemptions for outgoing wire and IRA fees.
-Shareholders with account balances greater than $500,000 will also have access to a personal Relationship Manager and detailed quarterly investment reports. Accounts that drop below the minimum due to shareholder redemptions will no longer be eligible for these additional services.
 The Funds reserve the right to modify the Premier Services eligibility requirements, benefits or services at any time.

NO CANCELLATIONS
 Please place your transactions with
 care. The Funds will not cancel any transaction once it has been initiated and, if applicable, a reference or confirmation number has been assigned.

PURCHASING SHARES
-There are no sales charges to purchase shares of the Funds.
-The purchase price of your shares will be determined the next time the Funds' share prices are calculated after the Transfer Agent receives your request in good order.
-Purchases must be made in U.S. dollars.
-The Funds do not accept cash, money orders, third party checks, travelers checks, credit card checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk.
-The Funds reserve the right to stop selling shares at any time or to reject specific purchase requests, including purchases by exchange from another Wasatch Fund or the Northern U.S. Government Money Market Fund (Money Market
 Fund).
-Purchase requests sent to Wasatch Funds' headquarters in Salt Lake City will be forwarded to the Transfer Agent in Milwaukee, but the effective date of the purchase will be delayed until the request is received in good order by the Transfer Agent.
-Purchase requests made by telephone will only be accepted for established accounts via electronic funds transfer from the Automated Clearing House
 (ACH), corporate accounts and broker-dealers who have been previously approved by the Funds.
-When you make an initial purchase of shares online, the amount you would like to invest will be withdrawn from your bank after the Transfer Agent receives your online application in good order. You will receive a reference number for your transaction when you submit your application or subsequent purchase. A verification of your request will also be sent to your e-mail address and we will mail a transaction confirmation to you when we have processed your online application.
-A $20 fee will be assessed if your online purchase cannot be made for any reason. See also "Insufficient Funds Policy" on page 57.

THIRD PARTY CHECKS
 To guard against check fraud, the Funds will not accept checks made payable to third parties.

SELLING (REDEEMING) SHARES
-You may request that the Funds redeem all or a portion of your shares.
-The price of shares you redeem will be determined the next time the Funds' share prices are calculated after the Transfer Agent receives your request in good order.

-Most new accounts automatically have the telephone redemption privilege, unless it is specifically declined. Some accounts such as corporate accounts do not receive the redemption privilege unless they complete and return the Redemption and Exchange Privileges form.

-You may redeem shares in your account in amounts of $500 up to $50,000
 ($100,000 for corporate accounts) by telephone or online.
-Redemption requests for over $50,000 ($100,000 for corporate accounts) must be made in writing and a Medallion signature guarantee is required.
-The Funds do not accept redemption requests made via FAX.
-The Funds will mail a check to the address on your account within seven business days after the Transfer Agent receives your request in good order.Redemption proceeds can also be sent by wire ($7.50 fee) or electronic funds transfer to your preauthorized bank account.

-Payment may be delayed for up to seven business days on redemption requests for recent purchases made by check or electronic funds transfer to ensure that the payment has cleared.
-The Funds can delay payment of redemption proceeds for up to seven business days at any time.
-Redemption requests sent to Wasatch Funds' headquarters in Salt Lake City will be forwarded to the Transfer Agent in Milwaukee, but the effective date of the redemption will be delayed until the request is received in good order by the Transfer Agent.

-Redemption requests from corporations, executors, administrators, trustees and guardians may require additional documentation and a Mediallion signature guarantee.

-If the account is worth less than the amount requested, the entire value of the account will be redeemed.
-Dividends earned in the Money Market Fund are payable at the end of the month, not at the time of a redemption.
-The Funds reserve the right to redeem in kind.
-The Funds reserve the right to reject or delay a redemption on certain legal grounds.
-Redeeming shares may result in a taxable capital gain or loss.

REDEMPTION FEE
-The Funds will deduct a fee of 2.00% from redemption proceeds on Fund shares held two months or less.
-Exchanges on shares held two months or less will trigger the redemption fee. -The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short term shareholder trading.
-If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. -The redemption fee does not apply to shares that were acquired through reinvestment of dividends and/or capital gains.
-401(k) plans are exempt from the redemption fee.
-We reserve the right to waive the redemption fee in special situations where we believe such a waiver is warranted.
-The redemption fee does not apply to shares redeemed through the System atic
 Withdrawal Plan.

HOW FUND SHARES ARE PRICED
-The Funds' share prices change daily, so the price of shares you wish to purchase or redeem will be determined the next time the Funds' share prices are calculated after the Transfer Agent receives your request in good order.
-A Fund's share price, or Net Asset Value (NAV), is calculated by dividing the value of all securities and other assets owned by the Fund, less the liabilities charged to the Fund, by the number of Fund shares outstanding.
-The Funds' share prices are calculated each day the New York Stock Exchange
 (the "Exchange") is open for trading. The Funds' share prices are determined as of the close of trading (generally 3:00 p.m. Central Time) or, if different, the close of the Exchange.
-Shares of the Funds will not be priced on holidays the Exchange observes, including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
-Securities traded on a recognized stock exchange are valued at the last sale price on the exchange on which the securities are primarily traded or at the last sale price on the national securities market. Securities for which there were no transactions are valued at the closing bid price.
-Events impacting the value of the Funds' holdings may occur between the close of the market and the time the Funds' shares are priced. Under these circumstances, the Funds may apply fair valuation procedures to the affected holdings when determining the Funds' share prices.
-The Funds may hold portfolio securities, such as those traded on foreign exchanges, that trade on weekends or other days when the Funds do not price their shares. Therefore, the value of the Funds' shares may change on days when shareholders will not be able to purchase or redeem shares.
-Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Advisor.
-Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value.
-Restricted securities, private placements and other illiquid securities for which market value quotations are not readily available are valued at fair market value as determined by a designated Pricing Committee under the supervision of the Board of Directors and in accordance with Board-approved Pricing Procedures.


MEDALLION SIGNATURE GUARANTEE
 A Medallion signature guarantee assures that a signature is genuine. It is intended to protect shareholders and the Funds against fraudulent transactions by unauthorized persons.

 Medallion signature guarantees are required by Wasatch Funds in the following cases:
-To change your designated bank account or bank address.
-To add bank information to an existing account.
-To request a redemption (must be made in writing) in excess of $50,000
 ($100,000 for corporate accounts).
-To request a wire transfer of redemption proceeds to a person other than the registered shareholder(s).
-Requests for redemption proceeds to be mailed to an address other than the address of record.
-Redemptions made within 30 days of an address change.
-Certain transactions on accounts involving executors, administrators, trustees or guardians.
-On the IRA transfer form if transferring your Wasatch Funds IRA to another fund family.
-To change registered account holders.
-To change name due to divorce or marriage (or you can provide a copy of the certified legal documents).

-To add telephone privileges.

 The Funds reserve the right to require a Medallion signature guarantee under other circumstances.


HOW TO OBTAIN A MEDALLION
SIGNATURE GUARANTEE

 Medallion signature guarantees must be obtained from a participant in a medallion program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of the National Association of Securities Dealers, Inc. or members of the New York Stock Exchange. Call your financial institution to see if they are a participant in a medallion program.
 A MEDALLION SIGNATURE GUARANTEE MAY NOT BE PROVIDED BY A NOTARY PUBLIC.

AUTOMATIC INVESTMENT PLAN (AIP)
-Automatic purchases of Fund shares can be made for as little as $50 per month or $100 per quarter. The Funds do not currently charge a fee for this service. -You may elect to have your automatic purchase made on the 5th and/or the 20th day of each month. If these dates fall on a weekend or holiday, purchases will be made on the next business day.
-Your signed Account Privileges Change form and an unsigned, voided check or deposit slip must be received at least 14 days prior to your first automatic purchase.
-Your financial institution must be a member of the Automated Clearing House
 (ACH).
-When your AIP has been established, the bank or financial institution you designate can begin debiting a preauthorized amount from your account on a specified date to purchase shares for your Fund account.
-A $20 fee will be assessed if your automatic purchase cannot be made for any reason.
-Instructions to change your AIP must be received at least five days prior to your regularly scheduled purchase.
-If you redeem an account with an AIP to a zero balance, the plan will be discontinued.

SYSTEMATIC WITHDRAWAL PLAN
-You may arrange to make monthly, quarterly or annual redemptions of $50 or more. There is no charge to shareholders for using this plan.
-Your Fund account balance must be at least $5,000 at the time you begin participation in the plan.
-You may choose either the 5th or the 20th of the month to have systematic withdrawals distributed to you. If the day falls on a weekend or legal holiday, the distribution will be made on the previous business day.
-You may terminate the Systematic Withdrawal Plan at any time without charge or penalty.
-The Funds may terminate or modify the plan after 60 days' written notice to shareholders.
-The redemption fee does not apply to shares redeemed through the plan.

EXCHANGING SHARES
-Shares of any Wasatch Fund may be exchanged for shares of any other Wasatch
 Fund on any day the Exchange is open for business.
-Shares of any Wasatch Fund may be exchanged for shares of the Money Market
 Fund on any day banks are open for business.
-The price of shares being exchanged will be determined the next time the Funds' share prices are calculated after the Transfer Agent has received your exchange request in good order.
-You may make four exchanges out of each Fund during a calendar year (excluding automatic exchanges).
-Exchanges for shares in closed Funds may only be made by shareholders with existing accounts in those Funds.
-You may open a new account or purchase additional shares by making an exchange from an existing Fund account.
-New accounts opened by exchange will have the same registration as existing accounts and are subject to the minimum initial investment requirements.

-Additional documentation and a Medallion signature guarantee may be required for exchange requests from existing accounts if shares are registered in the name of a corporation, partnership or fiduciary.
-To add telephone exchange privileges to an existing corporate account, complete and return the Redemption and Exchange Privileges form.

Corporations should call the Funds to request a form.

-Additional exchanges may be made for $500 or more.
-Exchanges on shares held two months or less will trigger the redemption fee.

-New accounts automatically have the telephone exchange privilege, unless it is specifically declined.

-The Funds do not accept exchange requests made via FAX.
-Exchange requests may be subject to other limitations, including those relating to frequency, that Wasatch Funds may establish to ensure that exchanges do not disadvantage shareholders or the Funds.
-Shareholders will be notified at least 60 days in advance of any changes in limitations and may obtain the terms of the limitations by writing to Wasatch Funds.
-Exchanging shares may result in a taxable capital gain or loss.

EXCHANGES BETWEEN WASATCH FUNDS AND THE NORTHERN U.S. GOVERNMENT MONEY MARKET
FUND
-You may exchange all or a portion of your investment from the Money Market
 Fund to Wasatch Funds, or from Wasatch Funds to the Money Market Fund.
-Before authorizing any investment in shares of the Money Market Fund you must obtain a copy of the Northern U.S. Government Money Market Fund prospectus, available from Wasatch Funds. Please read it carefully before investing.
-Exchanges are subject to the minimum purchase and redemption amounts set forth in this prospectus.
-Only shareholders of existing accounts in closed Funds may redeem Money Market
 Fund shares to purchase shares of those Funds.
-You may make automatic monthly investments in Wasatch Funds by redeeming shares from your Money Market Fund account. There is no fee for this service. -Any changes to the automatic exchange must be made 10 business days prior to the transaction.
-Exchange requests will be effective the day the Transfer Agent receives them in good order by 3:00 p.m. Central Time, or market close on days the Funds' shares are priced, unless it is a bank holiday. Requests made on bank holidays will be processed the following business day. This applies to the Fund being redeemed and the Fund being purchased.
-You will begin accruing income from the Money Market Fund the day following the exchange.
-Dividends earned in the Money Market Fund are payable at the end of the month, not at the time of an exchange.

PROCEDURE FOR CLOSING OR REOPENING FUNDS
 Fund closings or reopenings will be posted on Wasatch Funds' web site at www.wasatchfunds.com at least two weeks prior to the effective date of the closing or reopening. You can also request information about a Fund's open or closed status from a Share holder Services Representative by calling our toll-free number at 1.800.551.1700.
 Each change in a Fund's status will be filed electronically with the SEC. Please see page 75 for more information about how to view or obtain copies of documents filed with the SEC.

ALLOWABLE INVESTMENTS IN
CLOSED FUNDS
-Shareholders of Funds that are closed to new investors and certain others may continue to add to their accounts through the purchase of additional shares and through the reinvestment of dividends and capital gain distribu-tions on any shares owned. Shareholders may also add to their accounts through the AIP and may increase the AIP amount.
-Shareholders of Funds that are closed to new investors may open new accounts that have the same Social Security Number or registered shareholder as their existing accounts.
-Shareholders of Funds that are closed to new and existing shareholders may continue to add to their accounts through the reinvestment of dividends and capital gain distributions on any shares owned.
-Custodians named for minors (children under 18) on existing accounts of Funds that are closed to new investors may open new accounts in those Funds. -Financial advisors may continue to purchase shares for clients with existing accounts in Funds that are closed to new investors but may not open new accounts for clients who do not have existing accounts in those Funds.
-At the discretion of the Advisor, closed Funds may be available through firms that provide administrative services to their customers who are shareholders of these Funds.
-Directors of the Funds and employees and directors of Wasatch Advisors, Inc.
 and their family members may continue to open new accounts.
-Participants in certain 401(k) plans may open new accounts and purchase shares in closed Funds.

PURCHASING SHARES THROUGH THIRD PARTIES SUCH AS BROKERS OR BANKS
-You may buy or sell shares of the Funds through banks or investment professionals, including brokers who may charge you a transaction fee for this service.
-Certain features offered by the Funds, such as Premier Services, minimum initial investment or subsequent investment amounts, may be modified or may not be available through other institutions.
-Once you have established an account through an institution or investment professional, any subsequent transactions for, or questions about, that account must be made through them.
-The Advisor or the Funds may enter into agreements with various brokerage or other firms pursuant to which such firms provide administrative services with respect to customers who are beneficial owners of shares of the Funds. The Advisor or the Funds may compensate such firms in amounts based on assets of customers invested in the Funds.

SHAREHOLDER REPORTS
 We mail annual and semi-annual reports and prospectuses unless you elect to receive them via e-mail by filling out the consent form on our web site.
 Annual reports are dated September 30th, the close of the Funds' fiscal year, and contain important information about the Funds, including portfolio holdings and audited financial statements. Semi-annual reports are dated March 31st and contain information about the Funds' performance and portfolio holdings as well as unaudited financial statements.
 To reduce the mail received by shareholders, as well as Fund expenses, only one copy of most financial reports will be mailed to accounts listed under the same Social Security Number. Additional copies of shareholder reports are available by calling the Funds or downloading them from our web site.

ACCOUNT STATEMENTS
 Account statements will be mailed quarterly. You may elect to receive quarterly statements via e-mail by filling out the consent form on the Funds' web site. Wasatch Funds will send you a con-
 firmation statement after every transaction that affects your account balance or your account registration. If you invest through the Automatic Investment Plan, you will receive confirmation of your purchases quarterly.

INVOLUNTARY REDEMPTION
 The Funds reserve the right to redeem the shares held in any account if the account balance falls below $500 unless the account is an Automatic Investment Plan. Your account will not be closed if the drop is due to share price fluctuations. Shareholders will be given at least 60 days' written notice before involuntary redemptions are made. Share holders can prevent involuntary redemptions by restoring the account to the minimum investment amount during the 60 days.

EMERGENCY CIRCUMSTANCES
 The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. It may be difficult to reach the Funds by telephone during periods of substantial economic or market change or in emergency situations. Under these circumstances, you may wish to consider purchasing, redeeming or exchanging shares by mail, overnight express delivery or online. The Funds can suspend redemptions and/or delay payments of redemption proceeds when the New York Stock Exchange is closed due to financial conditions or during emergency circumstances, as determined by the Securities and Exchange Commission (SEC).

RESPONSIBILITY FOR FRAUD
 The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions providing reasonable procedures to prevent fraudulent transactions have been followed. Procedures to reasonably assure that instructions are genuine include requesting verification of various pieces of personal and account information, recording telephone transactions, con firming transactions in writing or online and restricting transmittal of redemption proceeds to preauthorized destinations.

INSUFFICIENT FUNDS POLICY
 The Funds reserve the right to cancel a purchase if a check or electronic funds transfer does not clear your bank. The Funds will charge your account a $20 fee and you will be responsible for any losses or fees imposed by your bank and any losses that may be incurred by the Funds as a result of the canceled purchase. If you are already a shareholder in the Funds, the Funds may redeem shares in your account(s) to cover losses due to fluctuations in share price.

CHANGES TO BANK INFORMATION

 Requests to change the bank information on your account must be made in writing, signed by all account holders and accompanied by a Medallion signature guarantee.


REGISTRATION CHANGES

 To change the name on an account, the shares are generally transferred to a new account. Legal documentation and a Medallion signature guarantee is required.


ADDRESS CHANGES
 To change the address on your account, call a Shareholder Services Representative, visit our web site or send a written request signed by all account owners. Include the name of your Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Certain options, including redemptions, may be suspended for 30 days following an address change unless a Medallion signature guarantee is provided.

DIVIDENDS, CAPITAL GAIN
DISTRIBUTIONS AND TAXES
-----------------------

 In addition to any increase in the value of shares which a Fund may achieve, you may receive dividends and capital gain distributions from the Fund.

DIVIDENDS
 Dividends from stocks and interest earned from other investments are the Funds' main sources of investment income. Substantially all of the Funds' income, less expenses, is distributed at least annually as dividends to shareholders.

CAPITAL GAINS
 When the Funds sell portfolio securities they may realize a capital gain or loss, depending on whether the security is sold for more or less than its adjusted cost basis. Net realized capital gains, if any, will be distributed at least annually.

BUYING A DIVIDEND
 Purchasing shares of a Fund shortly before it makes dividends or capital gain distributions will have the effect of reducing the per share Net Asset Value by the amount of the distribution. This is sometimes referred to as "buying a dividend" because although the distribution is in effect a return of a portion of the purchase price, it is taxable.
 Unless you are investing in a tax-deferred account like an IRA or Education Savings Account, you may want to consider waiting to invest until after a Fund makes a distribution.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
 Dividends and capital gain distributions made by a Fund are automatically applied to purchase additional shares of the Fund at the per share Net Asset Value on the payable date unless you elect to have distributions paid to you in cash. You may change whether distributions are reinvested or paid in cash at any time by writing to the Transfer Agent. Changes will be effective for distributions with a record date on or after the date the Transfer Agent receives your request.

TAXES
 Dividends paid from the Funds' net investment income and net short term capital gains will be taxable as ordinary income, whether paid in cash or in additional shares.
 Distributions paid from the Funds' long term capital gains and designated as capital gain distributions generally are taxable as long term capital gains, regard less of the length of time you held your shares. The Equity Funds expect that, as a result of their objectives and strategies, distributions will consist primarily of capital gains.
 Gain or loss upon the sale of shares of a Fund will be treated as a capital gain or loss, provided that (as is usually the case) the shares represented a capital asset in the hands of the shareholder. The gain or loss will be considered long term if the shareholder has held the shares for more than one year. The gain or loss on shares held for one year or less will be considered short term and taxed at the same rates as ordinary income.
 The Funds are required to withhold and remit to the U.S. Treasury 30% of dividend payments, capital gain distributions, and redemption proceeds for any account for which withholding is required.
 The following information is particularly important for investors in the Global Science & Technology and International Growth Funds which may invest significant assets in foreign countries. To the extent the Funds invest in foreign securities, they may be required to pay withholding and other taxes imposed by foreign countries. If a Fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will permit you either to claim a foreign tax credit with respect to foreign taxes paid by the Fund or to deduct those amounts as an itemized deduction on your tax return. If the Fund makes this election, you will be notified and provided with sufficient information to calculate your foreign tax credit or the amount you may deduct as foreign taxes paid.

WHEN YOU WILL RECEIVE
TAX INFORMATION
 After the end of each calendar year, you will be sent information on redemptions, dividends and long term capital gain distributions for tax purposes, including information as to the portion taxable as ordinary income and the portion taxable as long term capital gains.
 Account tax information will also be sent to the Internal Revenue Service.

FINANCIAL HIGHLIGHTS
--------------------

 The Financial Highlights beginning on page 61, are intended to help you understand the financial performance of each Wasatch Fund for the past five years or since inception if a Fund has been in operation less than five years.
 Information for the year ended September 30, 2002 was audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Funds' financial statements, is included in the annual report which is available upon request. Infor mation for years ended prior to and including September 30, 2001 was audited by other independent accountants.

FINANCIAL HIGHLIGHTS GUIDE
--------------------------

 This section is designed to help you better understand the information presented in the Financial Highlights, which begin on page 61 and contain important historical operating information that you may find useful in making investment decisions or understanding the performance of your invest ment.
 NET ASSET VALUE (NAV) is the value of a single share of a Fund. It is computed by adding the value of all of a Fund's investments and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding. The difference between the Net asset value, beginning of period and the Net asset value, end of period in the Financial Highlights is the change in value of a Fund's shares over the reporting period, but not its total return.
 INCOME (LOSS) FROM INVESTMENT OPERATIONS shows how the NAV was affected by a Fund's operations on a per share basis. NET INVESTMENT INCOME (LOSS) is the per share amount of dividends and interest income earned on securities held by a Fund, less the Fund's expenses. NET REALIZED AND UNREALIZED GAINS (LOSSES) ON SECURITIES is the per share increase or decrease in the value of securities a Fund holds or has sold during the reporting period. Gains or (losses) are realized when securities are sold. Gains or (losses) are unrealized when securities increase or decrease in value but are not sold. In addition, any redemption fee proceeds per share are also reflected here. Redemption fees are treated as additional paid-in capital.
 DISTRIBUTIONS are the per share amount that a Fund paid to shareholders from net investment income and net realized gains.
 TOTAL RETURN is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both changes in unrealized and realized gains and income. When calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the payable day of the distribution. A FUND'S TOTAL RETURN CANNOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS.
 SUPPLEMENTAL DATA AND RATIOS are provided to help you better understand your investment. NET ASSETS, END OF PERIOD, are the net assets of a Fund on the reporting date. RATIO TO AVERAGE NET ASSETS OF: EXPENSES shows the total of a Fund's operating expenses divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor. RATIO TO AVERAGE NET ASSETS OF: NET INVESTMENT INCOME shows a Fund's net investment income (loss) divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor. PORTFOLIO TURNOVER RATE measures a Fund's buying and selling activity during the reporting period. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund's portfolio securities. This calculation does not include securities with a maturity date of less than 12 months.

CORE GROWTH FUND-FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

YEAR ENDED SEPTEMBER 30

                                    2002     2001     2000      1999     1998
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING
  OF PERIOD                        $31.57   $28.08    $20.62   $17.00   $22.34

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment loss                (0.01)   (0.15)    (0.18)   (0.21)   (0.09)
Net realized and unrealized
  gains (losses) on securities-    (3.96)     5.96      8.12     4.55   (3.60)
                                 -------   -------   -------  -------  -------
TOTAL FROM INVESTMENT
  OPERATIONS                       (3.97)     5.81      7.94     4.34   (3.69)

LESS DISTRIBUTIONS:
  Dividends from net
   investment income                    -        -         -        -   (0.03)
  Distributions from
   capital gains                   (2.14)   (2.32)    (0.48)   (0.72)   (1.62)
                                 -------   -------   -------  -------  -------

Total distributions                (2.14)   (2.32)    (0.48)   (0.72)   (1.65)
                                 -------   -------   -------  -------  -------

NET ASSET VALUE,
  END OF PERIOD                   $25.46    $31.57    $28.08   $20.62   $17.00

TOTAL RETURN                     (13.73)%   22.63%    39.50%   27.28% (17.49)%
                                ========  ========  ======== ======== ========

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)               $1,062,944 $992,935  $290,705 $173,118 $153,148
Ratio to average net assets of:
  Expenses, net of waivers
   and reimbursements               1.29%    1.32%     1.38%    1.44%    1.44%
  Expenses, before waivers
   and reimbursements               1.29%    1.32%     1.38%    1.44%    1.44%
  Net investment loss,
   net of waivers
   and reimbursements             (0.02)%  (0.66)%   (0.86)%  (1.07)%  (0.50)%
  Net investment loss,
   before waivers
   and reimbursements             (0.02)%  (0.66)%   (0.86)%  (1.07)%  (0.50)%
Portfolio turnover rate               76%      51%       75%      79%      63%

-For 2002 and 2001, includes $0.01 and $0.01 in redemption fees, respectively (see page 60).

GLOBAL SCIENCE & TECHNOLOGY FUND-FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

YEAR ENDED SEPTEMBER 30
                                                   2002         2001(1)
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD               $8.02        $10.00

LOSS FROM INVESTMENT OPERATIONS:
Net investment loss                               (0.15)        (0.07)
Net realized and unrealized losses
  on securities-                                  (1.31)        (1.91)
                                                  ------        ------
TOTAL FROM INVESTMENT OPERATIONS                  (1.46)        (1.98)

LESS DISTRIBUTIONS:
Distributions from capital gains                  (0.18)             -
                                                  ------        ------
Total distributions                               (0.18)             -
                                                  ------        ------

NET ASSET VALUE, END OF PERIOD                     $6.38         $8.02
                                                  ======        ======
TOTAL RETURN(2)                                 (18.83)%      (19.80)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)         $20,811       $10,648
Ratio to average net assets of:
Expenses, net of waivers and reimbursements(3)     1.95%         1.95%
Expenses, before waivers and reimbursements(3)     2.42%         3.58%
Net investment loss, net of
  waivers and reimbursements(3)                  (1.90)%       (1.50)%
Net investment loss, before
  waivers and reimbursements(3)                  (2.37)%       (3.13)%
Portfolio turnover rate(2)                           95%           94%


- For 2002 and 2001, includes $0.03 and $0.02 in redemption fees, respectively (see page 60).
(1)Inception date of the Fund was December 19, 2000.
(2)Not annualized for periods less than a year.
(3)Annualized.

INTERNATIONAL GROWTH FUND-FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

PERIOD ENDED SEPTEMBER 30

                                                       2002(1)
------------------------------------------------------------------------------


NET ASSET VALUE, BEGINNING OF PERIOD                    $10.00

LOSS FROM INVESTMENT OPERATIONS:
Net investment loss                                     (0.03)
Net realized and unrealized losses
  on securities-                                        (1.12)
                                                      --------
Total from investment operations                        (1.15)
LESS DISTRIBUTIONS:
Distributions from capital gains                             -
                                                      --------
Total distributions                                          -
                                                      --------

NET ASSET VALUE, END OF PERIOD                           $8.85
                                                      ========

TOTAL RETURN(2)                                       (11.50)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)               $18,088
Ratio to average net assets of:
Expenses, net of waivers and reimbursements(3)           1.95%
Expenses, before waivers and reimbursements(3)           4.26%
Net investment loss, net of
  waivers and reimbursements(3)                        (1.39)%
Net investment loss, before
  waivers and reimbursements(3)                        (3.70)%
Portfolio turnover rate(2)                                  3%


-  For 2002, includes $0.01 in redemption fees (see page 60).
(1)Inception date of the Fund was June 28, 2002.
(2)Not annualized for periods less than a year.
(3)Annualized.

MICRO CAP FUND-FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

YEAR ENDED SEPTEMBER 30

                                    2002      2001     2000     1999      1998
------------------------------------------------------------------------------


NET ASSET VALUE, BEGINNING
  OF PERIOD                         $5.64    $6.53     $4.41    $3.59    $4.29

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment loss                (0.14)   (0.08)    (0.09)   (0.09)   (0.10)
Net realized and unrealized
  gains (losses) on securities       0.11     0.74      2.63     1.27   (0.27)
                                   ------   ------    ------   ------   ------
TOTAL FROM INVESTMENT
  OPERATIONS                       (0.03)     0.66      2.54     1.18   (0.37)

LESS DISTRIBUTIONS:
Distributions from
  capital gains                    (0.60)   (1.55)    (0.42)   (0.36)   (0.33)
                                   ------   ------    ------   ------   ------
TOTAL DISTRIBUTIONS                (0.60)   (1.55)    (0.42)   (0.36)   (0.33)
                                   ------   ------    ------   ------   ------

NET ASSET VALUE,
  END OF PERIOD                     $5.01    $5.64     $6.53    $4.41    $3.59
                                   ======   ======    ======   ======   ======
TOTAL RETURN                      (1.41)%   16.32%    63.88%   37.73%  (8.75)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)                 $327,548 $323,540  $244,444 $144,875 $117,533
Ratio to average net assets of:
  Expenses, net of waivers
   and reimbursements               2.28%    2.32%     2.38%    2.46%    2.50%
  Expenses, before waivers
   and reimbursements               2.28%    2.32%     2.38%    2.46%    2.51%
  Net investment loss,
   net of waivers and
   reimbursements                 (2.21)%  (1.76)%   (1.76)%  (2.22)%  (2.28)%
  Net investment loss,
   before waivers and
   reimbursements                 (2.21)%  (1.76)%   (1.76)%  (2.22)%  (2.29)%
Portfolio turnover rate               62%      58%       69%      57%      81%

SMALL CAP GROWTH FUND-FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

YEAR ENDED SEPTEMBER 30

                                    2002     2001     2000      1999     1998
------------------------------------------------------------------------------


NET ASSET VALUE, BEGINNING
  OF PERIOD                        $26.18   $34.89    $26.01   $20.79   $29.73

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment loss                (0.35)   (0.15)    (0.23)   (0.20)   (0.17)
Net realized and unrealized
  gains (losses) on securities-    (1.55)   (2.71)     11.82     8.49   (5.08)
                                   ------   ------    ------   ------   ------
TOTAL FROM INVESTMENT
  OPERATIONS                       (1.90)   (2.86)     11.59     8.29   (5.25)

LESS DISTRIBUTIONS:
Distributions from
  capital gains                    (0.45)   (5.85)    (2.71)   (3.07)   (3.69)
                                   ------   ------    ------   ------   ------
TOTAL DISTRIBUTIONS                (0.45)   (5.85)    (2.71)   (3.07)   (3.69)
                                   ------   ------    ------   ------   ------

NET ASSET VALUE,
  END OF PERIOD                    $23.83   $26.18    $34.89   $26.01   $20.79
                                   ======   ======    ======   ======   ======

TOTAL RETURN                      (7.53)%   8.61)%    49.63%   48.96% (19.13)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)                 $735,417 $553,416  $237,812 $145,915 $123,723
Ratio to average net assets of:
  Expenses, net of waivers
   and reimbursements               1.31%    1.36%     1.38%    1.44%    1.48%
  Expenses, before waivers
   and reimbursements               1.31%    1.36%     1.38%    1.44%    1.48%
  Net investment loss,
   net of waivers and
   reimbursements                 (1.25)%  (0.83)%   (0.84)%  (0.79)%  (0.60)%
  Net investment loss,
   before waivers and
   reimbursements                 (1.25)%  (0.83)%   (0.84)%  (0.79)%  (0.60)%
Portfolio turnover rate               51%      40%       72%      46%      56%

-For 2001, includes $0.02 in redemption fees (see page 60).

SMALL CAP VALUE FUND-FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

YEAR ENDED SEPTEMBER 30

                                       2002     2001     2000   1999    1998(1)
------------------------------------------------------------------------------


NET ASSET VALUE, BEGINNING
  OF PERIOD                            $3.76    $3.51   $2.43    $1.80   $2.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment loss                   (0.02)        -  (0.02)   (0.04)  (0.01)
Net realized and unrealized
  gains (losses) on securities        (0.43)     0.56    1.19     0.67  (0.19)
                                      ------   ------  ------   ------  ------
TOTAL FROM INVESTMENT
  OPERATIONS                          (0.45)     0.56    1.17     0.63  (0.20)

LESS DISTRIBUTIONS:
Distributions from
  capital gains                       (0.10)   (0.31)  (0.09)        -       -
                                      ------   ------  ------   ------  ------
TOTAL DISTRIBUTIONS                   (0.10)   (0.31)  (0.09)        -       -
                                      ------   ------  ------   ------  ------

NET ASSET VALUE,
  END OF PERIOD                        $3.21    $3.76   $3.51    $2.43   $1.80
                                      ======   ======  ======   ======  ======

TOTAL RETURN(2)                     (12.35)%   18.04%  49.94%   35.00%(10.00)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)                    $428,082 $487,095 $46,470  $16,770 $14,306
Ratio to average net assets of:
  Expenses, net of waivers
   and reimbursements(3)               1.81%    1.92%   1.95%    1.95%   1.95%
  Expenses, before waivers
   and reimbursements(3)               1.81%    1.92%   2.09%    2.18%   2.52%
  Net investment loss,
   net of waivers
   and reimbursements(3)             (0.44)%  (0.31)% (1.02)%  (1.54)% (1.02)%
  Net investment loss,
   before waivers
   and reimbursements(3)             (0.44)%  (0.31)% (1.16)%  (1.77)% (1.59)%
Portfolio turnover rate(2)               69%      41%     67%     106%    114%

(1) Inception date of the Fund was December 17, 1997.
(2) Not annualized for periods less than a year.
(3) Annualized.

ULTRA GROWTH FUND-FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

YEAR ENDED SEPTEMBER 30

                                     2002     2001    2000      1999     1998
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD                         $19.15    $27.17   $20.02   $15.10   $21.85

INCOME (LOSS) FROM
 INVESTMENT OPERATIONS:
Net investment loss                (0.25)    (0.21)   (0.25)   (0.34)   (0.31)
Net realized and unrealized
 gains (losses) on securities-     (1.46)    (2.42)     8.87     6.00   (4.44)
                                   ------    ------   ------   ------   ------
TOTAL FROM INVESTMENT
 OPERATIONS                        (1.71)    (2.63)     8.62     5.66   (4.75)

LESS DISTRIBUTIONS:
Distributions from
 capital gains                     (0.92)    (5.39)   (1.47)   (0.74)   (2.00)
                                   ------    ------   ------   ------   ------
TOTAL DISTRIBUTIONS                (0.92)    (5.39)   (1.47)   (0.74)   (2.00)
                                   ------    ------   ------   ------   ------

NET ASSET VALUE,
 END OF PERIOD                     $16.52    $19.15   $27.17   $20.02   $15.10
                                   ======    ======   ======   ======   ======
TOTAL RETURN                      (9.74)%  (10.89)%   46.66%   39.86% (22.07)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
 (in thousands)                  $277,404   $86,097  $56,282  $41,205  $43,553
Ratio to average net assets of:
 Expenses, net of waivers
  and reimbursements                1.71%     1.75%    1.75%    1.75%    1.75%
 Expenses, before waivers
  and reimbursements                1.71%     1.79%    1.82%    1.78%    1.90%
 Net investment loss,
  net of waivers and
  reimbursements                  (1.67)%   (1.39)%  (1.19)%  (1.49)%  (1.54)%
 Net investment loss,
  before waivers and
  reimbursements                  (1.67)%   (1.43)%  (1.26)%  (1.52)%  (1.69)%
Portfolio turnover rate               78%      123%     135%      77%      91%

-For 2002 and 2001, includes $0.02 and $0.07 in redemption fees, respectively (see page 60).

U.S. TREASURY FUND-FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------

YEAR ENDED SEPTEMBER 30

                                        2002    2001     2000    1999     1998
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING
  OF PERIOD                            $12.97  $12.00  $11.68   $13.42  $11.32

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income                    0.66    0.65    0.66     0.61    0.27
Net realized and unrealized
  gains (losses) on securities-          1.18    0.88    0.39   (2.01)    2.39
                                       ------  ------  ------   ------  ------
TOTAL FROM INVESTMENT
  OPERATIONS                             1.84    1.53    1.05   (1.40)    2.66

LESS DISTRIBUTIONS:
  Dividends from net
   investment income                   (0.77)  (0.56)  (0.73)   (0.28)  (0.56)
  Distributions from
   capital gains                            -       -       -   (0.06)       -
                                       ------  ------  ------   ------  ------

TOTAL DISTRIBUTIONS                    (0.77)  (0.56)  (0.73)   (0.34)  (0.56)
                                       ------  ------  ------   ------  ------

NET ASSET VALUE,
  END OF PERIOD                        $14.04  $12.97  $12.00   $11.68  $13.42
                                       ======  ======  ======   ======  ======

TOTAL RETURN                           15.38%  12.89%   9.84% (10.65)%  24.30%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)                      $83,879 $66,195 $58,198  $76,999 $67,856
Ratio to average net assets of:
  Expenses, net of waivers
   and reimbursements                   0.75%   0.75%   0.75%    0.75%   0.75%
  Expenses, before waivers
   and reimbursements                   0.98%   0.95%   0.97%    0.95%   0.95%
  Net investment income
   net of waivers and
   reimbursements                       5.51%   5.34%   5.35%    4.96%   5.06%
  Net investment income
   before waivers and
   reimbursements                       5.28%   5.14%   5.13%    4.76%   4.86%
Portfolio turnover rate                   22%     41%     16%      39%      5%

-For 2002 and 2001, includes $0.01 and $0.01 in redemption fees, respectively
 (see page 60).

GUIDE TO UNDERSTANDING
FUND PERFORMANCE
----------------

 As a mutual fund investor you will frequently see terms that are used to describe fund performance. In addition, many discussions are based on comparisons of one fund's performance to that of other mutual funds or recognized stock or bond market indexes. These discussions may appear in reports to shareholders, newsletters, advertisements and media articles. This section is designed to help you understand common terms and familiarize you with indexes that may be used to compare the Funds' performance.

 PERFORMANCE QUOTATIONS REPRESENT A FUND'S PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN A FUND WILL FLUCTUATE SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

 CUMULATIVE TOTAL RETURN represents the actual rate of return on an investment for a specified period. The "Financial Highlights" beginning on page 60 show total return for single fiscal periods. Cumulative total return is generally quoted for more than one year (usually the life of the Fund). A cumulative total return does not show interim fluctuations in the value of an investment and assumes reinvestment of all dividends and distributions.
 AVERAGE ANNUAL TOTAL RETURN reflects the average annual percentage change in the value of an investment in a Fund over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in a Fund's return and are not the same as actual annual results.
 YIELD shows the rate of income a Fund earns on its investments as a percentage of the Fund's share price. It is calculated by dividing a Fund's net investment income for a 30-day period by the average number of shares entitled to receive dividends and dividing the result by the Fund's NAV per share at the end of the 30-day period. Yield does not include changes in NAV.
 Yields are calculated according to standardized SEC formulas and may not equal the income on an investor's account. Yield is usually quoted on an annualized basis. An annualized yield represents the amount you would earn if you remained in a Fund for a year and that Fund continued to have the same yield for the entire year.
 DOW JONES INDUSTRIAL AVERAGE ("THE DOW") is probably the most well known index. The Dow was developed in 1884 and is the oldest market index in the United States. Currently, the Dow contains 30 stocks that in the opinion of Dow Jones' Wall Street Journal editors, are the giants of Wall Street. When the Dow goes up, conventional wisdom suggests that investors are seeking the certainty associated with large, well-established companies, especially those that pay dividends. Typically, therefore, the more large, dividend-paying stocks a fund owns, the better it will perform when the Dow rises. The stocks of small and mid-size companies may perform differently than the Dow.
 LEHMAN BROTHERS AGGREGATE INDEX covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody's

 Investors Service, Standard & Poor's, or Fitch Investor's Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the SEC and must be publicly issued. This is the benchmark for the U.S. Treasury Fund.

 MSCI WORLD EX-USA INDEX/SM is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance outside of the United States. As of Octo ber 2002, the MSCI World Index consisted of the following 22 developed market country indexes:Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singa pore, Spain, Sweden and Switzerland.

 MSCI SMALL CAP INDICES/SM target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD $200 million and $1.5 billion. The MSCI World Ex-USA Small Cap Index is the benchmark for the Wasatch International Growth Fund.
 NASDAQ COMPOSITE INDEX keeps tabs on the stocks of 3,500 or so small and mid-size companies that trade only on the computerized over-the-counter (OTC) system. Due to their number and size, technology stocks tend to dominate the direction of the Index. Funds that invest heavily in technology stocks often reflect the performance of the Nasdaq.This is a benchmark for the Global Science & Technology Fund.
 RUSSELL 2000 INDEX represents the smallest two-thirds of the largest 3,000 publicly traded companies domiciled in the United States. This Index is a popular measure of the performance of small company stocks. This is the benchmark for the Small Cap Growth, Core Growth and Micro Cap Funds.
 RUSSELL 2000 GROWTH INDEX is an unmanaged total return index that measures the performance of Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. This is a benchmark for the Ultra Growth Fund.
 RUSSELL 2500 INDEX is an unmanaged total return index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, as ranked by total market capitalization.
 RUSSELL 2500 GROWTH INDEX is an unmanaged total return index that measures the performance of Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. This is a benchmark for the Ultra Growth Fund.

 RUSSELL 2000 VALUE INDEX is an unmanaged total return index that measures the performance of Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. This is the benchmark for the Small Cap Value Fund.

 RUSSELL 2000 TECHNOLOGY INDEX is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science. This is a benchmark for the Global Science & Technology Fund.
 S&P 500R Index. While the Dow is better known, many professionals consider the S&P 500 to be a more accurate measure of general stock market activity. The Index includes 500 of the nation's largest stocks from a broad variety of industries. It represents about 80% of the total market value of all stocks on the New York Stock Exchange. The performance of the S&P 500 is dominated by the fortunes of its largest stocks. Funds that invest heavily in the stocks of small and mid-size companies may not always have performance that is in line with the S&P 500.

GLOSSARY OF INVESTING TERMS
---------------------------

 This glossary provides definitions of terms as they pertain to investments made by the Funds.
 BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value) at a specified maturity and to make scheduled interest payments.
 BUSINESS CYCLE is a term commonly used to describe fluctuations in total economic activity. It refers to the period of time it takes the economy to shift from a peak in business activity to a trough and back to a peak. (In other words, it refers to the start of a recession through recovery and expansion and back to recession.) The average post-war business cycle (measured from the end of one recession to the start of the next recession) has been about 48 months, ranging from 12 to 94 months. Interest rates generally follow this cycle, being at relatively high levels near the beginning of a recession and falling during the recession and the early part of the business recovery. Generally, interest rates begin to rise toward the end of a business expansion, again peaking near the start of the next recession.
 CERTIFICATES OF DEPOSIT are issued by a bank and usually pay interest. Matur ities range from a few weeks to several years. Interest rates are set by competitive forces in the marketplace.
 COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 2 to 270 days and is issued by banks, corporations and other borrowers to investors with temporarily idle cash. The Funds may purchase commercial paper issued under Section 4(2) of the Securities Act of 1933.
 COMMON STOCK represents units of ownership (shares) in a public corporation. Owners of shares of common stock usually have the right to vote on the selection of directors and other important matters as well as to receive dividends on their holdings.
 CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio within a specified period of time. By investing in convertible securities, a fund seeks the opportunity, through the conversion feature, to participate in a portion of the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.
 DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).
 DERIVATIVES are financial instruments whose value is based on another security. For example, an option is a derivative instrument because its value derives from an underlying stock, stock index or future.
 EARNINGS GROWTH is a measure of a company's profitability. Earnings per share is the portion of the company's profits allocated to each outstanding share of common stock. Over the long term, earnings growth is an important factor in stock price appreciation.
 EFFECTIVE DURATION estimates the interest rate risk (price volatility) of a security, i.e., how much the value of the security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price is to changes in interest rates.
 EURODOLLARS are U.S. currency held in banks outside the United States, mainly in Europe, and are commonly used for settling international transactions. Some securities are issued in Eurodollars-that is, with a promise to pay interest in dollars deposited in foreign bank accounts.
 FIXED INCOME SECURITIES are securities that pay a specified rate of return.
The term generally includes short- and long term government, corporate and muni cipal obligations that pay a specified rate of interest or coupons for a specified period of time and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
 FORWARD CONTRACT is the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other financial instrument at the current or cash price, with delivery and settlement at a specified future date. Because it is a completed contract-as opposed to an options contract, where the owner has the choice of completing or not completing-a forward contract can be a cover for the sale of a futures contract.
 FUTURES CONTRACT is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date. The price is established between buyer and seller on the floor of a commodity exchange using the open outcry system. A futures contract obligates the buyer to purchase the underlying commodity and the seller to sell it, unless the contract is sold to another before the settlement date, which may happen if a trader wants to take a profit or cut a loss. This contrasts with options trading, in which the option buyer may choose whether or not to exercise the option by the exercise date.
 HEDGE/HEDGING are techniques used to offset investment risk. Hedging strategies include using futures contracts, put and call options, forward contracts, currency hedging and short selling.
 ILLIQUID SECURITIES. Under SEC rules, an investment in a security is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such security is valued by the Fund.
 INVESTMENT GRADE DEBT SECURITIES are corporate bonds rated within the four highest categories by Moody's Investors Service, Inc., Standard & Poor's Rating Service, or other nationally recognized rating agencies. They may also be unrated corporate bonds that are comparable in quality to investment grade debt securities. Corporate bonds rated in the lowest of the top four rating categories, though considered investment grade, are deemed to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a lower rated security's weakened capacity to make principal and interest payments.
 LEVERAGING is the practice of borrowing to purchase securities.
 LIQUIDITY means that a particular stock has enough shares outstanding to allow large transactions without a substantial drop in price. Large company stocks typically have more liquidity than small company stocks.
 MARKET CAPITALIZATION is used to measure the size and value of a company. It is calculated by multiplying the number of a company's outstanding shares by the current market price of a share.
 MASTER DEMAND NOTES are demand instruments without a fixed maturity that bear interest at rates which are fixed to known lending rates and are automatically adjusted when such lending rates change.
 MONEY MARKET INSTRUMENTS are short-term debt instruments such as negotiable certificates of deposit (CDs), Eurodollars, commercial paper, banker's acceptances, Treasury bills, and discount notes of the Federal Home Loan Bank, Federal National Mortgage Association, and Federal Farm Credit System, among others. These instruments have low risk and liquidity in common.
 NON-INVESTMENT GRADE DEBT SECURITIES are corporate bonds rated "Ba" or lower by Moody's Investors Service, Inc., "BB" or lower by Standard & Poor's Rating Service, or are comparably rated by other nationally recognized rating agencies. These lower rated corporate bonds are also known as high yield or junk bonds. As investments, they are considered to be speculative in varying degrees and carry significant risk as to the issuer's ability to pay interest and repay principal.
 OPTIONS. In general, an option is the right to buy or sell a security at an agreed upon price. If the right is not exercised within a specified time period, the option expires and the buyer forfeits the premium paid for the right. There are two types of options commonly used by investors. A CALL OPTION gives a buyer the right to buy shares of an underlying security at a fixed price before a specified date. The option buyer pays the option seller a premium for this right. The option buyer speculates that the underlying securities will increase in value within the specified time period. If the securities decrease in value and the buyer allows the call option to expire, the buyer forfeits the premium. A PUT OPTION is the opposite of a call option. By paying a premium, a put option buyer acquires the right to sell a specified number of shares of an underlying security at a specified price within a specified time period. The put option buyer speculates that the price of the underlying security will fall. If the price of the security rises, the put option buyer allows the option to expire and forfeits the premium. Options traders can write covered options which means they own the underlying security, or more risky uncovered (naked) options which means they do not own the underlying security.
 PREFERRED STOCK generally pays dividends at a specified rate and takes precedence over common stock in the payment of dividends and in the event a company must liquidate its assets. Preferred stock generally does not carry voting rights.
 PRICE-TO-EARNINGS RATIO (P/E) is the price of a stock divided by its earnings per share. The P/E ratio may either use the reported earnings from the latest year (trailing P/E) or may use an analyst's forecast of next year's earnings (forward P/E). The price-to-earnings ratio, also known as the multiple, gives investors an idea of how much they are paying for a company's earning power. The higher the P/E, the more investors pay, and therefore the more earnings growth they expect.
 PRIVATE PLACEMENT is the sale of stocks, bonds or other investments directly to an institutional investor like a mutual fund or an insurance company. Unlike a public offering, a private placement does not have to be registered with the Securities and Exchange Commission if the securities are purchased for investment rather than for resale.
 REPURCHASE AGREEMENTS involve the purchase of a security with the condition that after a stated period of time the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same security at a predetermined price or yield.
 SHORT SELLING involves the sale of a security not owned by the seller. It is an attempt to take advantage of an anticipated decline in the stock's price. Once a security is sold short, the seller has the obligation to replace the borrowed security. A profit results if the seller can replace the stock later at a lower price. The seller experiences a loss if the stock must be replaced at a higher price.

 SELLING SHORT AGAINST THE BOX is when the stock being sold short is actually owned rather than borrowed by the seller but is held in safekeeping (the box).
 U.S. Government Securities include U.S. Treasury securities which are direct obligations of the U.S. government and are supported by its full faith and credit. U.S. government securities also include indirect obligations of the U.S. government such as securities issued by federal agencies and government-sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and others are supported only by the credit of the sponsoring agency.
 U.S. TREASURY SECURITIES are direct obligations of the United States Treasury such as bonds, notes and bills. Treasury bills are issued on a discount rate basis and generally have maturities of one year or less. Longer-dated Treasury securities such as notes and bonds are issued with interest paid semi-annually to holders. Notes are generally issued with maturities of 10 years down to one year. Bonds are generally issued with maturities of longer than 10 years. Long term U.S. Treasury bonds are considered to be those with maturities of longer than 20 years.
 U.S. TREASURY STRIPS, or zero coupon Treasury securities are debt obligations which do not entitle the holder to periodic interest payments prior to maturity and are traded at a discount from their face amounts. The discount of U.S. Treasury Strips varies primarily depending on the time remaining until maturity and prevailing levels of interest rates. Strips can be sold prior to their due date in the secondary market at the then-prevailing market value. The market prices of Strips are generally more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically. Strips may respond to a greater degree to fluctuations in interest rates than do non-zero coupon securities.
 WARRANTS are securities, typically issued with preferred stocks or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

OTHER IMPORTANT
INFORMATION
-----------

 If you have any questions about Wasatch Funds or would like more information, including a free copy of the Funds' Statement of Additional Information (SAI), or Annual or Semi-Annual Reports, please call a Shareholder Services Representative at:

1.800.551.1700
Monday - Friday 7:00 a.m. to
7:00 p.m. Central Time

or write to:

WASATCH FUNDS
P.O. BOX 2172
MILWAUKEE, WI 53201-2172

or visit our web site at:
WWW.WASATCHFUNDS.COM
--------------------



 You can go to the SEC's web site (http://www.sec.gov) to view these and other documents that Wasatch Funds has filed electronically with the SEC.
 Copies of this information also may be obtained for the cost of duplicating by writing to the Public Reference Section of the Commission, Washing ton, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.
 Information about the Funds can be reviewed and copied at the Commis sion's Public Reference Room in Washington, D.C. Call the Commission at 1.202.942.8090 for information.

Investment Company Act File Number:
811-4920

PRIVACY POLICY
--------------

 The personal information we collect or disclose is handled with the utmost respect for your privacy and is motivated by our desire to serve you better.

-We will not disclose your personal information to anyone unless it is necessary to provide you with our services, at your direction, or required by law.

-We do not allow individuals or companies that provide services to Wasatch
 Funds to use your personal information for their own marketing purposes.
-We maintain contracts with individuals or companies providing services to Wasatch Funds' shareholders that require them to protect the confidentiality of your personal information.
-We afford the same protection of personal information to prospective and former shareholders that we do to current shareholders.
-We consider all the information we have about you to be confidential, including the fact that you are a Wasatch Funds shareholder (unless you tell us otherwise).
-We restrict access to your personal  information to employees who service your accounts.
-We maintain physical, electronic and procedural safeguards that comply with federal standards for maintaining the confidentiality of your information.

INFORMATION WE MAY COLLECT
 Most of the personal information we collect comes directly from you. The ways we gather it may include:
-ACCOUNT APPLICATIONS. When you open an account the information we collect may include your name, address, phone number, e-mail address and Social Security number.
-TRANSACTIONS. To manage your account and provide information to you such as account statements, we maintain current and historical records of each of your transactions and accounts with Wasatch Funds.
-WEB SITE. We collect some information on our web site through the use of
 "cookies." For example, we may identify the web pages your browser requests or visits. On the web site, we can only identify you if you choose to identify yourself, for example, if you open an account or make transactions online. For more information please read our online privacy policy at WWW.WASATCHFUNDS.COM.
 ---------------------

INFORMATION WE MAY DISCLOSE
 We disclose information about current and former shareholders to parties outside of Wasatch for the following purposes:
-TO SERVICE YOUR ACCOUNT AND PROCESS YOUR TRANSACTIONS. For example, the
 Transfer Agent collects and stores account and transaction data.
-TO DO AS YOU REQUEST. For example, you may direct us to send your statements and confirmations to a third party.
-TO PRINT AND MAIL MATERIALS TO YOU. Companies that provide printing and mailing services are prohibited from using your information in any way other than the purpose for which it was provided.
-TO COMPLY WITH LAWS OR REGULATIONS. We may disclose or report personal information as required by law, for example, to respond to a subpoena, court order or regula tory demand made by the proper authorities.
-TO THE EXTENT PERMITTED BY LAW. For example, the law permits us to respond to a request for information from a consumer reporting agency.

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

                       STATEMENT OF ADDITIONAL INFORMATION


                               WASATCH FUNDS, INC.
                             150 Social Hall Avenue
                                    4th Floor
                            Salt Lake City, UT 84111


                                January 31, 2003


      WASATCH FUNDS, INC. ("Wasatch Funds" or the "Company") is an open-end management investment company issuing shares of Common Stock in eight separate series or "Funds," which are publicly offered and are described herein: Core Growth Fund, Global Science & Technology Fund, International Growth Fund, Micro Cap Fund, Small Cap Growth Fund, Small Cap Value Fund, Ultra Growth Fund and Wasatch-Hoisington U.S. Treasury Fund.

This Statement of Additional Information is not a Prospectus but contains information in addition to, and more detailed than, that set forth in the Prospectus and should be read in conjunction with the Prospectus. A Prospectus may be obtained without charge by calling 1.800.551.1700 or writing to Wasatch Funds at P.O. Box 2172, Milwaukee, Wisconsin 53201-2172. The Statement of Additional Information and the related Prospectus are both dated January 31, 2003. Capitalized terms used herein and not defined have the same meanings as those used in the Prospectus.

The following financial statements are incorporated by reference to the Annual Report dated September 30, 2002 of Wasatch Funds, Inc. (File No. 811-4920) as filed with the Securities and Exchange Commission on November 26, 2002.

  1. Schedules of Investments as of September 30, 2002
  2. Statements of Assets and Liabilities as of September 30, 2002
  3. Statements of Operations for Year Ended September 30, 2002
  4. Statements of Changes in Net Assets for the Years Ended September 30, 2002 and 2001
  5. Financial Highlights
  6. Notes to Financial Statements
  7. Report of Independent Accountants

Shareholders may obtain a copy of the Annual Report, without charge, by calling
1.800.551.1700 or by downloading it from Wasatch Funds' web site at www.wasatchfunds.com.

TABLE OF CONTENTS


General Information and History...................................        3
Investment Objectives and Strategies..............................        3
Strategies and Risks..............................................        7
Fund Restrictions and Policies....................................       22
Management of the Company.........................................       25
Control Persons and Principal Holders of Securities...............       28
Investment Advisory and Other Services............................       30
Brokerage Allocation and Other Practices..........................       33
Capital Stock and Other Securities................................       35
Purchase, Redemption and Pricing of Securities Being Offered......       36
Tax Status........................................................       37
Calculation of Performance Data...................................       39
Appendix A........................................................       43

GENERAL INFORMATION AND HISTORY

Wasatch Funds, Inc. ("Wasatch Funds" or the "Company") was incorporated under Utah law on November 18, 1986 and reincorporated as a Minnesota corporation in January 1998. The Core Growth Fund, Small Cap Growth Fund and Wasatch-Hoisington U.S. Treasury Fund commenced operations on December 6, 1986, the Ultra Growth Fund on August 16, 1992, the Micro Cap Fund on June 19, 1995, the Small Cap Value Fund on December 17, 1997, the Global Science & Technology Fund on December 19, 2000 and the International Growth Fund on June 28, 2002.


INVESTMENT OBJECTIVES AND STRATEGIES

Wasatch Funds is an open-end management investment company currently offering eight separate Funds, which are described herein. The Core Growth Fund, Global Science & Technology Fund, International Growth Fund, Micro Cap Fund, Small Cap Growth Fund, Small Cap Value Fund and Ultra Growth Fund (individually an "Equity Fund" and collectively the "Equity Funds") are each non-diversified funds. The Wasatch-Hoisington U.S. Treasury Fund is a diversified fund.

While the Equity Funds are "non-diversified," which means that they are permitted to invest their assets in a more limited number of issuers than other investment companies, the Equity Funds intend to diversify their assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Code"). To so qualify (i) not more than 25% of the total value of the Equity Funds' assets may be invested in securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers controlled by the Equity Funds, which, pursuant to the regulations under the Code, may be deemed to be engaged in the same, similar, or related trades or businesses, and (ii) with respect to 50% of the total value of the Equity Funds' assets (a) not more than 5% of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) and (b) the Equity Funds may not own more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).

WASATCH CORE GROWTH FUND.

Status: The Core Growth Fund is closed to new investors.

The Core Growth Fund's primary investment objective is long term growth of capital. Income is a secondary objective to be sought only when consistent with the primary objective. The Fund's investment objectives cannot be changed without shareholder approval. In pursuit of its investment objective, the Fund will normally invest at least 65% of its net assets in the common stock of growing companies. Its strategy is to invest in core companies that the Advisor considers to be high quality, stable and well-established with the potential to grow steadily for long periods of time. The Fund will typically invest in small and mid-size companies with market capitalizations of less than $5 billion at the time of initial purchase. The Fund will strive to purchase stocks at prices the Advisor believes are reasonable relative to the Advisor's projection of a company's five year earnings growth rate. Characteristics the Advisor looks for in core companies may include: the potential to grow steadily at a faster rate than that of an average large company; a sustainable competitive advantage; the ability to capitalize on favorable long term trends; experienced top management with a substantial stake in the company's future and high return on capital. The Core Growth Fund is the most conservative Equity Fund offered by Wasatch Funds. The Advisor seeks to limit volatility by investing in companies that are believed to be stable and have the potential for consistent long term growth. Nevertheless, the Fund will experience volatility and is best suited for long term investors.


WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND.
Status: Open
The Wasatch Global Science & Technology Fund seeks long term growth of capital. In pursuit of its objective, under normal market conditions, the Fund will invest at least 80% of its net assets primarily in the equity securities of science and technology companies. The Advisor defines technology companies as companies whose primary business involves the application of science or technology to commerce or industry. Typically, these will be companies that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications and chemical industries as well as medical technology companies in the biotechnology, pharmaceutical and medical products industries. The Fund may invest in companies of any size. However, because technology is a rapidly changing sector, the Advisor expects a significant portion of the Fund's assets to be invested in early stage, small and mid-size companies. A significant portion of the Fund's assets typically will be invested in U.S. companies and in at least two other countries. Globally, the Fund may invest in companies in countries with established or emerging securities markets. While the risks of investing are greater in countries with emerging markets, this usually will not be a deterrent if the Advisor's research indicates a company has outstanding investment potential. The Fund may also participate in initial public offerings (IPOs).

WASATCH INTERNATIONAL GROWTH FUND.
Status: Open

The International Growth Fund's investment objective is long term growth of capital. The Fund's investment objective can be changed without shareholder approval. In pursuit of its investment objective, under normal market conditions, the Fund will invest at least 65% of its net assets in the common stocks of smaller foreign growth companies in at least three different developed countries. We define foreign companies as those domiciled outside the United States or with the principal trading market of their securities outside the United States. Developed countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Mexico, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Emerging market countries are those not listed above as developed countries. The Fund will focus on companies that the Advisor believes have superior growth potential. In some cases, the Fund may invest in early stage companies if the Advisor believes they have outstanding long-term growth potential. The Fund will strive to purchase stocks at prices that are rational relative to the Fund Manager's projection of a company's three-year earnings growth rate. Although the Advisor expects the Fund to invest primarily in developed countries, the Fund may invest in companies that are based in, or do a significant amount of business in, countries with emerging economies and securities markets. The Fund does not use allocation models to restrict investments to certain regions, countries or industries. The Fund will typically focus on smaller foreign companies, although the Fund may invest in larger foreign companies or in U.S.-based companies of any size. The Fund does not limit its investments to specific sectors. Although the Fund's approach to investing is to analyze the growth prospects of individual companies, the growth it seeks is typically found in companies in what we believe are the fastest growing sectors. The Fund may also participate in IPOs. In addition to investing in common stocks, the Fund may also invest in other equity securities including preferred stocks, warrants or convertible securities.

WASATCH MICRO CAP FUND.

Status: The Micro Cap Fund is closed to new investors.

The Micro Cap Fund's primary investment objective is long term growth of capital. Income is a secondary objective to be sought only when consistent with the primary objective. The Fund's investment objectives cannot be changed without shareholder approval. In pursuit of its investment objective, under normal market conditions, the Fund will invest at least 80% of its net assets in the common stock of companies with market capitalizations of less than $750 million at the time of initial purchase. Its strategy is to invest in the smallest companies that the Advisor believes possess superior growth potential, and are reasonably priced relative to the Advisor's projection of the company's five year earnings growth rate. The Fund targets two types of investments, core and high growth companies. The Advisor believes core companies are stable and have the potential for consistent growth and the ability to sustain growth over the long term. Characteristics the Advisor looks for in core companies may include: the potential to grow steadily at a faster rate than that of an average large company; a sustainable competitive advantage; and the ability to capitalize on favorable long term trends. The Advisor believes high growth companies have the potential for rapid stock price appreciation that can enhance the Fund's returns. Investments in high growth companies are inherently more risky than investments in core companies and their stock prices are more volatile, but the Advisor believes the potential rewards are greater. Characteristics the Advisor looks for in high growth companies may include: the potential to grow faster and more aggressively than core companies; market leadership or the potential to become a market leader; proprietary products; and sound financial controls. Characteristics the Advisor looks for in core and high growth companies may include: experienced top management with a substantial stake in the company's future; high return on capital; and low use of debt. The Fund is best suited for long term investors who can tolerate the greater risks and volatility that are inherent with investment in micro cap stocks.

WASATCH SMALL CAP GROWTH FUND.

Status: The Small Cap Growth Fund is closed to new investors.

The Small Cap Growth Fund's primary investment objective is long term growth of capital. Income is a secondary objective to be sought only when consistent with the primary objective. The Fund's investment objectives cannot be changed without shareholder approval. In pursuit of its investment objective, under normal market conditions, the Fund will invest at least 80% of its net assets in the common stock of companies with market capitalizations of less than $1.5 billion at the time of initial purchase. Its strategy is to invest in companies that the Advisor believes possess superior growth potential, and are rationally priced relative to the Advisor's projection of the company's five year earnings growth rate. The Fund targets two types of investments, core and high growth companies. The Advisor believes core companies are stable and have the potential for consistent growth and the ability to sustain growth over the long term. Characteristics the Advisor looks for in core companies may include: the potential to grow steadily at a faster rate than that of an average large company; a sustainable competitive advantage; and the ability to capitalize on favorable long term trends. The Advisor believes high growth companies have the potential for rapid stock price appreciation that can enhance the Fund's returns. Investments in high growth companies are inherently more risky than investments in core companies and their stock prices are more volatile, but the Advisor believes the potential rewards are greater. Characteristics the Advisor looks for in high growth companies may include: the potential to grow faster and more aggressively than core companies; market leadership or the potential to become a market leader; proprietary products; and sound financial controls. Characteristics the Advisor looks for in core and high growth companies may include: experienced top management with a substantial stake in the company's future; high return on capital; and low use of debt. The Fund is best suited for long term investors who can tolerate the greater risks and volatility that are inherent with investments in small company stocks.

WASATCH SMALL CAP VALUE FUND.

Status: The Small Cap Value Fund is closed to new investors.

The Small Cap Value Fund's primary investment objective is long term growth of capital. Income is a secondary objective to be sought only when consistent with the primary objective. The Fund's investment objectives cannot be changed without shareholder approval. In pursuit of its investment objective, under normal market conditions, the Fund will invest at least 80% of its net assets in the common stock of companies with market capitalizations of less than $1.5 billion at the time of initial purchase. Its strategy is to invest in companies whose stocks the Advisor believes are temporarily undervalued but have significant potential for price appreciation. Characteristics the Advisor looks for in value investments may include: low stock valuations in the form of a low price-to-earnings ratio; low market capitalization-to-revenue ratio; potential for improved earnings growth; competent top management with a substantial stake in the future of the company; history of profitable growth; and products or services that may increase revenue growth or market share. The Fund is best suited for long term investors who can tolerate the greater risks and volatility that are inherent with investments in small cap value stocks.

WASATCH ULTRA GROWTH FUND.

Status: The Ultra Growth Fund is closed to new investors.

The Ultra Growth Fund's primary investment objective is long term growth of capital. Income is a secondary objective to be sought only when consistent with the primary objective. The Fund's investment objectives cannot be changed without shareholder approval. In pursuit of its investment objective, under normal market conditions, the Fund will invest at least 65% of its net assets in the common stock of companies the Advisor believes have the potential for high growth based on such measures as increasing sales and/or earnings, market leadership, expanding operating margins and benefiting from favorable trends. Its strategy is to focus on companies in what the Advisor considers to be the fastest growing sectors of the economy. The Fund will typically invest in companies with market capitalizations of less than $5 billion at the time of initial purchase. In attempting to achieve the Fund's primary investment objective, it may take larger positions in a few companies that the Advisor believes have outstanding investment potential. Characteristics the Advisor looks for in high growth companies may include: the potential to increase earnings and/or sales at a rate that is significantly faster than the average large company; market leadership or the potential to become a market leader; proprietary products; sound financial controls; experienced top management with a substantial stake in the company's future; high return on capital; strong internal cash flow; and low use of debt. Due to its aggressive investment strategy, the Fund is best suited for long term investors who can tolerate the greater risks and volatility that are inherent with investments in rapidly growing small and mid-size companies.

WASATCH-HOISINGTON U.S. TREASURY FUND.
Status: Open
The U.S. Treasury Fund's investment objective is to provide a real rate of return that exceeds the rate of inflation over a business cycle by investing in U.S. Treasury securities with an emphasis on both income and capital appreciation. The Fund's investment objective cannot be changed without shareholder approval. In pursuit of its objective, the Fund will typically invest at least 90% of its total assets in U.S. Treasury securities and in repurchase agreements collateralized by such securities. The remainder of the Fund's portfolio can be invested in high quality money market instruments, cash equivalents and cash, which in the opinion of the Sub-Advisor present only minimal credit risks. The average maturity and effective duration of the Fund's portfolio will be adjusted based on the Sub-Advisor's assessment of multi-year trends in national and international economic conditions and interest rates, changes in inflationary pressures, and the value of long term Treasury bonds (maturities longer than 20 years) relative to inflation. The Fund will typically invest in long term U.S. Treasury bonds, including zero coupon Treasury securities, when the Sub-Advisor determines that economic conditions suggest lower inflation and the multi-year trend is toward decreasing interest rates. The Fund will typically invest in U.S. Treasury bills or notes (maturities less than five years) when the Sub-Advisor determines that economic conditions suggest rising inflation and the multi-year trend is toward increasing interest rates. Over the course of a business cycle, under normal market conditions, the effective duration of the Fund's holdings is expected to vary from less than a year to a maximum of 25 years. The maturity of the Fund's holdings will range from less than a year to a maximum of the longest maturity Treasury bonds available. When the Fund is invested in longer weighted average maturities it will be more sensitive to changes in market interest rates and its share price may be subject to greater volatility. The turnover rate of the Fund's portfolio will vary substantially from year to year. During some periods, turnover will be well below 50%. At other times, turnover could exceed 200% annually. At these times, increased portfolio turnover may result in higher transaction costs and may also result in taxable capital gains. Portfolio adjustments may require the sale of securities prior to their maturity date. The goal of these transactions will be to increase income and/or change the duration of the overall portfolio.

FUND NAMES AND INVESTMENT POLICIES. The Global Science & Technology Fund, Micro Cap Fund, Small Cap Growth Fund, Small Cap Value Fund and Wasatch-Hoisington U.S. Treasury Fund have names that suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), each of those Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A Fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without vote of a majority of the Fund's outstanding shares as defined in the 1940 Act. However, under Rule 35d-1, shareholders must be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy.

STRATEGIES AND RISKS

Each of the Funds' principal investment strategies and the risks associated with those strategies are described in the Prospectus. The following section describes in greater detail than the Prospectus, the Funds' investment strategies and the associated risks.

FOREIGN SECURITIES. The Core Growth, Micro Cap, Small Cap Growth, Small Cap Value and Ultra Growth Funds may invest up to 15% of their total assets at the time of purchase in foreign securities. The Global Science & Technology and International Growth Funds may invest in foreign securities without limitation. (Securities of foreign issuers which are publicly traded in the United States, either directly or through American Depositary Receipts, are not subject to this 15% limitation.) Investments in foreign countries involve certain risks which are not typically associated with U.S. investments.


ADDITIONAL RISKS OF FOREIGN SECURITIES.

      FOREIGN SECURITIES MARKETS. Trading volume on foreign country and, in particular, emerging market stock exchanges is substantially less than that on the New York Stock Exchange. Further, securities of some foreign and, in particular, emerging market companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on U.S. exchanges. The Funds endeavor to achieve the most favorable net results on their portfolio transactions and may be able to purchase securities on other stock exchanges where commissions are negotiable. Foreign stock exchanges, brokers and listed companies may be subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary three day settlement time for U.S. securities.

Companies in foreign countries are not generally subject to the same accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about a foreign company than about a U.S. company. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

      CURRENCY RISK. The value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. A change in the value of any foreign currency relative to the U.S. dollar may cause a corresponding change in the dollar value of a Fund's assets that are denominated or traded in that country. In addition, a Fund may incur costs in connection with conversion between various currencies.

      POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, could impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect a Fund's investments.

      REGULATORY RISK. Foreign companies not publicly traded in the U.S. are not subject to the regulatory requirements of U.S. companies. There may be less publicly available information about such companies. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

      FOREIGN TAX RISK. The Funds' income from foreign issuers may be subject to non-U.S. withholding taxes. The Funds may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Funds, shareholders may be entitled to a credit or deduction for U.S. tax purposes.

      TRANSACTION COSTS. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody charges, are generally higher than those of domestic transactions.

      EMERGING MARKETS. The Funds may invest in securities in emerging markets. Investing in securities in countries with emerging securities markets may entail greater risks than investing in securities in countries with more mature securities markets. These risks may include (i) less social, political and economic stability; (ii) small current size of markets for such securities and low or nonexistent trading volume, which result in lack of liquidity and greater price volatility; (iii) certain national policies which may restrict the Funds' investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and
(v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

FOREIGN CURRENCY TRANSACTIONS. The Global Science & Technology and International Growth Funds may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded on an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The Global Science & Technology and International Growth Funds may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Global Science & Technology and International Growth Funds.

In connection with purchases and sales of securities denominated in foreign currencies, the Global Science & Technology and International Growth Funds may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Advisor expects to enter into settlement hedges in the normal course of managing the Funds' foreign investments. The Global Science & Technology and International Growth Funds could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Advisor.

The Global Science & Technology and International Growth Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Global Science & Technology and International Growth Funds owned securities denominated in pounds sterling, they could enter into a forward contract to sell pounds sterling in return for U.S.

dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. The Global Science & Technology and International Growth Funds could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover forward currency contracts.

Successful use of forward currency contracts will depend on the Advisor's skill in analyzing and predicting currency values. Forward contracts may substantially change the Global Science & Technology Fund's and International Growth Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Global Science & Technology and International Growth Funds if currencies do not perform as the Advisor anticipates. For example, if a currency's value rose at a time when the Advisor had hedged the Global Science & Technology and International Growth Funds by selling that currency in exchange for U.S. dollars, the Global Science & Technology and International Growth Funds would be unable to participate in the currency's appreciation. If the Advisor hedges currency exposure through proxy hedges, the Global Science & Technology and International Growth Funds could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Advisor increases the Global Science & Technology Fund's and International Growth Fund's exposure to a foreign currency, and that currency's value declines, the Global Science & Technology and International Growth Funds will realize a loss. There is no assurance that the Advisor's use of forward currency contracts will be advantageous to the Global Science & Technology and International Growth Funds or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of the Global Science & Technology and International Growth Funds.

USE OF FOREIGN CURRENCY TRANSACTIONS BY OTHER EQUITY FUNDS. The Equity Funds (in addition to the Global Science & Technology and International Growth Funds) also have the legal right to use foreign currency transactions. However, it is not likely that these Funds would participate in these transactions to the extent they would have a meaningful impact on performance.

FUTURES CONTRACTS. The Equity Funds may enter into futures contracts. Futures contracts are standardized, exchange-traded contracts that require delivery of the underlying financial instrument (such as a bond, currency or stock index) at a specified price, on a specified future date. The buyer of the futures contract agrees to buy the underlying financial instruments from the seller at a fixed purchase price upon the expiration of the contract. The seller of the futures contract agrees to sell the underlying financial instrument to the buyer at expiration at the fixed sales price. In most cases, delivery never takes place. Instead, both the buyer and the seller, acting independently of each other, usually liquidate their long and short positions before the contract expires; the buyer sells futures and the seller buys futures.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures may be used for hedging (i.e., to protect against adverse future price movements in a Fund's portfolio securities, or in securities a Fund intends to purchase). For example, if the portfolio manager thinks that the stock market might decline, the portfolio manager could sell stock index futures to safeguard a Fund's portfolio. If the market declines as anticipated, the value of stocks in a Fund's portfolio would decrease, but the value of a Fund's futures contracts would increase. Futures contracts may also be used to speculate on the market. For example, the portfolio manager might buy stock index futures on the expectation that the value of the particular index will rise, even though the stocks comprising the index are unrelated to stocks held or intended to be purchased by a Fund. Using futures for speculation, however, involves significant risk since futures contracts are highly leveraged instruments. When a portfolio manager enters into a futures contract, the manager needs to put up only a small fraction of the value of the underlying contract as collateral, yet gains or losses will be based on the full value of the contract.

The use of futures contracts would expose the Equity Funds to additional investment risks and transaction costs. Risks include: the risk that securities prices will not move in the direction that the Advisor anticipates; an imperfect correlation between the price of the futures contract and movements in the prices of any securities being hedged; the possible absence of a liquid secondary market for any particular futures contract and possible exchange-imposed price fluctuation limits; and leverage risk, which is the risk that adverse price movements in a futures contract can result in a loss substantially greater than a Fund's initial investment in that contract.

      FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Equity Funds' investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Equity Funds, the Equity Funds may be entitled to a return of the margin owed only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Equity Funds.

PUT AND CALL OPTIONS. The Equity Funds may purchase and write put and call options. A put option gives the purchaser the right to sell a security or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security or other instrument from the writer of the option at a stated price during the term of the option. The Equity Funds may use put and call options for a variety of purposes. For example, if the portfolio manager wishes to hedge a security owned by a Fund against a decline in price, the portfolio manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the portfolio manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the portfolio manager intends to purchase a security at some date in the future, the portfolio manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. Put and call options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased.

      PURCHASING PUT AND CALL OPTIONS. The Equity Funds may purchase put and call options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Each Equity Fund will not invest more than 10% of the value of its net assets in purchased options.

      WRITING PUT AND CALL OPTIONS. The Equity Funds may write (i.e., sell) put and call options. When an Equity Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund would be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in put options it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for put options the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.

If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The Equity Funds will write only "covered" put and call options.

A call option written by a Fund is "covered" if the Fund: (a) owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio; or (b) meets the asset coverage requirements described under "Asset Coverage for Futures and Options Positions" below.

A put option written by a Fund is "covered" if the Fund: (a) holds a put on the same security having the same principal amount as the put option it has written and the exercise price of the put held is equal to or greater than the exercise price of the put written; or (b) meets the asset coverage requirements described under "Asset Coverage for Futures and Options Position" below.

If options are "covered" by the Fund meeting the asset coverage requirements, the Fund's economic exposure is not limited as it would be if the options are "covered" as described in paragraphs (a) above.

      OTC OPTIONS. The Equity Funds may engage in OTC options transactions. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Equity Funds greater flexibility to tailor options to their needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

RISKS OF OPTIONS AND FUTURES CONTRACTS.

      LACK OF CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Equity Funds' current or anticipated investments exactly. The Equity Funds may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which they typically invest, which involves a risk that the Equity Funds' options or futures positions will not track the performance of the Equity Funds' other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Equity Funds' investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options, futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Equity Funds may purchase or sell options and futures contracts with a greater or lesser value than the securities they wish to hedge or intend to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Equity Funds' options or futures positions are poorly correlated with other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

      LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Equity Funds to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Equity Funds to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Equity Funds' access to other assets held to cover options or futures positions could also be impaired.

OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. The Global Science & Technology and International Growth Funds, and to a much lesser extent the other Equity Funds, may engage in options and futures transactions related to foreign currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency. The purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed above. The Equity Funds may purchase and sell currency futures and may purchase and write currency options to increase or decrease exposure to different foreign currencies. The Equity Funds may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Equity Funds' investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Equity Funds against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Equity Funds' foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Equity Funds' investments exactly over time.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Equity Funds will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Equity Funds' assets could impede portfolio management or the Equity Funds' ability to meet redemption requests or other current obligations.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Equity Funds have filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The Equity Funds intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Equity Funds can commit assets to initial margin deposits and option premiums.

The above limitation on the Equity Funds' investments in futures contracts and options, and the Equity Funds' policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information may be changed as regulatory agencies permit. With respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of bona fide hedging in the CFTC rules, the aggregate initial margin and premiums required to establish such positions will not exceed (a) 5% of the liquidation value of the qualifying entity's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, provided further, that in the case of an option that is in-the-money amount may be excluded in computing such 5%; or (b) the aggregate national value of non-hedge commodity interests positions does not exceed the liquidation value of the entity's portfolio.

SECURITIES OF OTHER INVESTMENT COMPANIES. The Equity Funds may purchase the securities of open-end or closed-end investment companies if the purchase is in compliance with the 1940 Act. If a Fund invests in securities of other investment companies, the return on any such investment will be reduced by the operating expenses, including investment advisory and administrative fees, of such investment companies. (Such Fund indirectly absorbs its pro rata share of the other investment companies' expenses.) However, the Advisor believes that at times the return and liquidity features of these securities may be more beneficial than other types of securities.

ILLIQUID SECURITIES. Under SEC rules, an investment in a security is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such security is valued by the Funds.

The Board of Directors has authorized the Advisor to make liquidity determinations with respect to certain securities, including Rule 144A securities. A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be an illiquid security.

The Funds may invest up to 15% of their net assets in illiquid securities including "restricted" securities and private placements for which there is no public market value. The fair value of these securities will be determined by a designated Pricing Committee under the supervision of the Board of Directors in accordance with Board-approved Pricing Procedures. Given the inherent uncertainties of estimating fair market value, there can be no assurance that the value placed on a security will be appropriate in terms of how the security may be ultimately valued on the public market. These securities may never be publicly traded and the Funds may not be able to easily liquidate positions in these securities.

If illiquid securities exceed 15% of a Fund's net assets after the time of purchase, the Fund will take steps to reduce, in an orderly fashion, its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the Advisor may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their prices depreciate. Depreciation in the price of illiquid securities may cause the net asset value of the Fund to decline.

BORROWING TO PURCHASE SECURITIES (LEVERAGING). The Equity Funds may use leverage, that is, borrow money to purchase securities. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the borrowing costs (including interest), the net asset value of a Fund will rise. On the other hand, if the investment gains fail to cover the borrowing costs or if there are losses, the net asset value of a Fund will decrease.

The 1940 Act requires borrowings to have 300% net asset coverage, which means, in effect, that each Fund would be permitted to borrow up to an amount equal to one-third of the value of its total assets. If a Fund fails to meet this asset coverage test for any reason including adverse market conditions, it will be required to reduce borrowings within three business days to the extent necessary to meet the test. This requirement may make it necessary to sell a portion of a Fund's securities at a time when it is disadvantageous to do so. The amount a Fund can borrow may also be limited by applicable margin limitations of the Federal Reserve Board. Briefly, these provide that banks subject to the Federal Reserve Act may not make loans for the purpose of buying or carrying margin stocks if the loan is secured directly or indirectly by a margin stock; to the extent that the loan is greater than the maximum loan value of the collateral securing the loan.

Despite the potential risks of leveraging, the Advisor believes there may be times when it may be advantageous to the Funds to borrow to make investments. For example, when a portfolio manager perceives unusual opportunities in the market or in a particular sector, the portfolio manager may want to be more than 100% invested. Borrowing may also be considered when stock prices and trading volume are not favorable for securities a portfolio manager wants to sell, but stock prices and trading volume are favorable for securities the portfolio manager wants to buy. In these situations, which arise infrequently, borrowing may allow a portfolio manager to take advantage of favorable opportunities to purchase desired securities without having to sell securities at unfavorable prices.

SHORT SALES. The Equity Funds may make short sales of securities. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. The Fund must borrow the security to deliver to the buyer upon the short sale. The Fund is then obligated to replace the borrowed security by purchasing it at a later date. A short sale provides a possible hedge against the market risk of the value of other investments and protects a Fund in a declining market.

Short sales are subject to the risk that the Fund will incur a loss if the price of a security sold short increases between the date of the short sale and the date the Fund closes the short sale. Any gain on a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Except in the case of short sales "against the box," a Fund's market risk is unlimited in that the potential for increase in the market price of the security sold short is unlimited. Short sales "against the box' means the Fund owns securities identical to those sold short.

When a short position is closed out, it may result in a short-term capital gain or loss for federal income tax purposes. In a generally rising market, if a Fund maintains short positions in securities rising with the market, the net asset value of the Fund would increase to a lesser extent than if it had not engaged in short sales.

The Advisor may consider short selling when, in the course of analyzing individual companies to find those the Advisor believes have superior growth prospects, the Advisor finds companies it believes are substantially overpriced. Short selling may also be considered in arbitrage and hedge situations, and short selling might also be used under certain circumstances to defer taxes.

A Fund will not engage in short sales of securities when these transactions would cause the market value of all of its securities sold short to exceed 15% of its net assets. The value of the securities of any one issuer that may be shorted by a Fund is limited to the lesser of 5% of the value of the Fund's net assets or 5% of the securities of any class of the issuer. All short sales must be fully collateralized. The Funds maintain the collateral in a segregated account with their custodian. The collateral consists of cash, U.S. government securities or any other liquid securities equal to the market value of the securities at the time of the short sale. The Funds will thereafter maintain, on a daily basis, the collateral to ensure that it is equal to the current market value of the securities sold short. Short sales against the box are not subject to the 15% limitation. A capital gain or loss is recognized immediately upon the sale of a short against the box. A Fund may only engage in short sale transactions in securities listed on one or more U.S. or foreign securities exchanges or on EASDAQ or Nasdaq.

WARRANTS. A warrant entitles the holder to buy a security at a set price during a set period of time. The Equity Funds may invest in warrants to participate in an anticipated increase in the market value of the security. If such market value increases, the warrants may be exercised and sold at a gain. A loss will be incurred if the market value decreases or if the term of the warrant expires before it is exercised. Warrants convey no rights to dividends or voting. Each Equity Fund may invest up to 5% of its net assets in warrants; however, warrants not listed on a national exchange may not exceed 2% of net assets. This limitation does not include warrants acquired by the Equity Funds by attachment to a security.

CONVERTIBLE SECURITIES. The Equity Funds may invest in convertible securities. These are bonds or preferred stocks that are convertible into a corporation's common stock. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities or preferred stocks in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk of loss of principal than the corporation's common stock.

In selecting convertible securities for the Funds, the Advisor will consider among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of a Fund's portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

Capital appreciation for a Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by a Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund. Convertible securities may have mandatory sinking fund provisions prior to maturity, a negative feature when interest rates decline.

Refer to Appendix A for a description of preferred stock and long- and short-term debt ratings.

PREFERRED STOCK. The Equity Funds may invest in preferred stock. Preferred stock, unlike common stock, may offer a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative, non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. For a description of preferred stock ratings see Appendix A.

CORPORATE BONDS. Each Equity Fund may invest in corporate bonds that are rated, at the time of purchase, in the four highest categories by Moody's, S&P or other nationally recognized rating agencies or unrated securities deemed by the Advisor to be of comparable quality. These high rated bonds are also known as "investment grade debt securities." The Equity Funds may also invest in corporate bonds that are lower rated (Moody's Ba or lower or S&P BB or lower). These lower rated bonds are also known as "non-investment grade debt securities" or "junk bonds." See Appendix A for a description of ratings on investment grade and non-investment grade debt securities.

MONEY MARKET INSTRUMENTS. Each Fund may invest in a variety of money market instruments for pending investments, to meet anticipated redemption requests and/or to retain the flexibility to respond promptly to changes in market and economic conditions. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are generally negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

NON-INVESTMENT GRADE SECURITIES. The Equity Funds may invest up to 10% of their total assets in non-investment grade securities including high yield (junk) bonds, convertible bonds, preferred stocks and convertible preferred stocks.

Non-investment grade bonds are debt securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's. They generally offer greater returns in the form of higher average yields than investment grade debt securities (rated Baa or higher by Moody's or BBB or higher by Standard & Poor's). Non-investment grade debt securities involve greater risks than investment grade debt securities including greater sensitivity to changes in interest rates, the economy, the issuer's solvency and liquidity in the secondary trading market. See below for a description of corporate bond ratings.

Yields on non-investment grade debt securities will fluctuate over time. The prices of non-investment grade debt securities have been found to be less sensitive to interest rate changes than investment grade debt securities, but more sensitive to adverse economic changes or individual issuer developments. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to pay principal and interest obligations, meet projected business goals and to obtain additional financing. If the issuer of a debt security held by a Fund defaulted, the Fund might incur additional expenses seeking to recover the issuer's defaulted obligation. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt securities and a Fund's net asset value. Furthermore, the market prices of non-investment grade debt securities structured as zero coupon or payment-in-kind securities are affected to a greater extent by interest rate changes and tend to be more volatile than securities that pay interest periodically and in cash.

Non-investment grade debt securities present risks based on payment expectations. For example, they may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. A high-yielding security's value will decrease in a rising interest rate market and will result in a corresponding decrease in the value of a Fund's assets. Unexpected net redemptions may force a Fund to sell securities including, but not limited to, non-investment grade debt securities, without regard to their investment merits, thereby decreasing the asset base upon which a Fund's expenses can be spread and possibly reducing the rate of return.

To the extent that there is no established secondary market, there may be thin trading of non-investment grade securities, including high yield bonds, convertible bonds, preferred stocks and convertible preferred stocks held by a Fund. This may adversely affect the ability of Wasatch Funds or Wasatch Funds' Board of Directors to accurately value a Fund's non-investment grade securities and a Fund's assets and may also adversely affect a Fund's ability to dispose of the securities. In the absence of an established secondary market, valuing securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade securities, especially in a thinly traded market. Illiquid or restricted non-investment grade securities purchased by a Fund may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Certain risks are associated with applying ratings as a method for evaluating non-investment grade securities. For example, credit ratings for bonds evaluate the safety of principal and interest payments, not the market value risk of such securities. Credit rating agencies may fail to timely change credit ratings to reflect subsequent events. The Advisor continuously monitors the issuers of non-investment grade debt securities held by a Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments and to assure the securities' liquidity. A Fund may be more dependent upon the Advisor's own analysis of non-investment grade securities than is the case for investment grade securities. Also, a Fund may retain a portfolio security whose rating has been changed if the security otherwise meets a Fund's investment criteria.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due.

Securities rated non-investment grade are particularly subject to credit risk. These securities are predominantly speculative and are commonly referred to as "junk bonds." To the extent a Fund purchases or holds convertible or other non-investment grade securities, a Fund may be exposed to greater risk that the issuer will not repay principal, or pay interest or dividends on such securities in a timely manner.

Ratings published by rating agencies are widely accepted measures of credit risk (Rating agencies' descriptions of non-investment grade securities are contained in this SAI). The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk.

INTEREST RATE RISK. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. Even though some interest-bearing securities are investments which offer a stable stream of income at relatively high current yield, the prices of such securities are affected by changes in interest rates and are therefore subject to market price fluctuations. The value of fixed income securities varies inversely with changes in market interest rates. When interest rates rise, the value of a Fund's fixed income securities, and therefore its net asset value per share, generally will decline. In general, the value of fixed-rate debt securities with longer maturities is more sensitive to changes in market interest rates than the value of such securities with shorter maturities. Thus, if the Fund is invested in fixed income securities with longer weighted average maturities, the net asset value of a Fund should be expected to have greater volatility in periods of changing market interest rates.

UNITED STATES GOVERNMENT SECURITIES. To the extent consistent with their investment objectives, the Funds may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Obligations of certain agencies and instrumentalities, such as the Government

National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association ("SLMA"), are supported only by the credit of the instrumentalities. Obligations of the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Securities guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or an agency or instrumentality thereof; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations will therefore be regarded as illiquid. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law.

U.S. TREASURY INFLATION-PROTECTION SECURITIES (TIPS). Inflation-protection securities are a type of marketable book-entry security issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. Consumer Price Index for All Urban Consumers ("CPI-U").

The value of the principal is adjusted for inflation, and every six months the security pays interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference Consumer Price Index ("CPI") applicable to such date to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component receives this additional amount. The final interest payment, however, is based on the final inflation-adjusted principal value, not the original par amount.

The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

Inflation-protection securities are held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities are maintained and transferred at their original par amount, i.e., not their inflation-adjusted value. The Federal Reserve program was established by the Treasury Department and is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." STRIPS components are maintained and transferred in TRADES at their value based on their original par amount of the fully constituted security.

U.S. TREASURY STRIPS. Zero coupon Treasury securities (U.S. Treasury Strips) are debt obligations which do not entitle the holder to periodic interest payments prior to maturity and are traded at a discount from their face amounts. The discount of zero coupon Treasury securities varies primarily depending on the time remaining until maturity and prevailing levels of interest rates. Zero coupon securities can be sold prior to their due date in the secondary market at the then-prevailing market value. The market prices of zero coupon securities are generally more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically and may respond to a greater degree to fluctuations in interest rates than do non-zero coupon securities.

STRIPPED OBLIGATIONS. The Funds may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal the Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Board of Directors if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's per share net asset value.

Within the past several years, the Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Fund may purchase securities registered in the STRIPS program. Under the STRIPS program, the Fund will be able to have beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

In addition, the Funds may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Advisor is unaware of any binding legislative, judicial or administrative authority on this issue.

REPURCHASE AGREEMENTS. Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after a Fund's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by the Funds' custodian or sub-custodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that a Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The Funds' Advisor and the Sub-Advisor for the Wasatch-Hoisington U.S. Treasury Fund, monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. This is done in an effort to determine that the value of the collateral always equals or exceeds the agreed upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33-1/3% of the value of a Fund's total assets and provided that such loans are callable at any time by a Fund and are at all times secured by cash or equivalent collateral that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that a Fund continues to receive interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors. On termination of the loan, the borrower is required to return the securities to the Fund and any gain or loss in the market price during the loan would be borne by the Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, the Funds will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on a Fund's investment in the securities which are the subject of the loan. The Funds will pay reasonable finders, administrative and custodial fees in connection with loans of securities or may share the interest earned on collateral with the borrower.

The primary risk in securities lending is default by the borrower as the value of the borrowed security rises, resulting in a deficiency in the collateral posted by the borrower. The Funds seek to minimize this risk by computing the value of the security loaned on a daily basis and requiring additional collateral if necessary.

CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in investment portfolios from time to time as business and economic conditions as well as market prices may dictate. The current portfolio turnover rates for the Funds are set forth in the current Prospectus.

FUND RESTRICTIONS AND POLICIES

The Company has adopted the following restrictions and policies relating to the investment of assets of the Funds and their activities. These are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of each Fund affected (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). A change in policy affecting only one Fund may be effected with the approval of a majority of the outstanding shares of such Fund.

The Equity Funds - Core Growth Fund, Global Science & Technology Fund, International Growth Fund, Micro Cap Fund, Small Cap Growth Fund, Small Cap Value Fund and Ultra Growth Fund may not:

   1. Purchase or sell real estate, provided that the Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

   2. Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Funds from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indexes, bond indexes or interest rate indexes) or any security which is collateralized or otherwise backed by physical commodities.

   3. Make loans to other persons, except that each Equity Fund may lend portfolio securities representing up to one-third of the value of their total assets. (The Funds, however, may purchase and hold debt instruments and enter into repurchase agreements in accordance with their investment objective and policies.)

   4. Underwrite securities of other issuers except insofar as the Funds may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

   5. Invest more than 25% of total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry.

   6. Borrow money, except as permitted under the Investment Company Act of 1940, as amended, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

   7. Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

The Wasatch-Hoisington U.S. Treasury Fund may not:

   1. Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

   2. Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Fund from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indexes, bond indexes or interest rate indexes) or any security which is collateralized or otherwise backed by physical commodities.

   3. Purchase any security on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of transactions.

   4. Make short sales of securities.

   5. Make loans to other persons, except that the Fund may lend portfolio securities representing up to one-third of the value of its total assets. (The Fund, however, may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objectives and policies.)

   6. Issue any senior securities (as defined in the 1940 Act) other than as set forth in restriction number 7 below.

   7. Borrow money, except for temporary purposes. The amount of such borrowing may not exceed 10% of the Fund's total assets. The Fund will not borrow money for leverage purposes. For the purpose of this restriction, the use of options and futures transactions shall not be deemed the borrowing of money. (As a non-fundamental policy, the Fund will not make additional investments while its borrowing exceeds 5% of total assets.)

   8. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

   9. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry.

  10. As to 75% of the Fund's total assets, invest in the securities of any one issuer (other than the United States Government or government agencies or instrumentalities) if immediately after and as a result of such investment, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the Fund's total assets, taken at market value.

  11. As to 75% of the Fund's total assets, invest in the securities of any one issuer (other than the United States Government or government agencies or instrumentalities) if immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding voting securities, or more than 10% of any class of securities of such issuer.

The following restrictions are non-fundamental and may be changed by the Company's Board of Directors without shareholder vote.

The Equity Funds - Core Growth Fund, Global Science & Technology Fund, International Growth Fund, Micro Cap Fund, Small Cap Growth Fund, Small Cap Value Fund and Ultra Growth Fund will not:

   1. Make investments for the purpose of exercising control or management.

   2. Invest more than 10% of their total assets in other investment companies.

   3. Invest more than 15% of their net assets in all forms of illiquid investments, as determined pursuant to applicable Securities and Exchange Commission rules and interpretations.

   4. Purchase or sell interests in oil, gas or other mineral exploration or development programs, although they may invest in the securities of issuers which invest in or sponsor such programs.

   5. Invest more than 10% of their total assets (taken at market value at the time of each investment) in Special Situations, i.e., companies in the process of reorganization or buy-out.

   6. Invest more than 10% of their net assets in the securities of new issuers, who with predecessors have operating records of three (3) years or less.

   7. Engage in short sales of securities when these transactions would cause the market value of all of a Fund's securities sold short to exceed 15% of its net assets.

   8. Purchase securities on margin, except that the Funds may obtain such short-term credit as may be necessary for the clearance of transactions.

The Wasatch-Hoisington U.S. Treasury Fund will not:

   1. Make investments for the purpose of exercising control or management.

   2. Invest more than 10% of total assets in other investment companies.

   3. Invest more than 15% of net assets in all forms of illiquid investments, as determined pursuant to applicable Securities and Exchange Commission rules and interpretations.

   4. Purchase or sell interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

   5. Invest more than 5% of total assets (taken at market value at the time of each investment) in "Special Situations," i.e., companies in the process of reorganization or buy-out.

   6. Invest more than 10% of net assets in the securities of new issuers, who with predecessors have operating records of three (3) years or less.

Any investment restriction or limitation, fundamental or otherwise, appearing in the Prospectus or Statement of Additional Information, which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets, and such excess results therefrom.

MANAGEMENT OF THE COMPANY

The business affairs of Wasatch Funds are supervised by its Board of Directors. The Board consists of four directors who are elected and serve until their successors are elected and qualified.

The directors and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below. Wasatch Advisors, Inc. retains proprietary rights to the Company name.


INTERESTED DIRECTORS

Name, Address and       Position(s)     Term of           Principal                Number of              Other
Age                     Held with       Office and        Occupation               Portfolios             Directorships
                        Fund            Length of         During  Past             In Fund Complex        Held by
                                        Time Served       5 Years                  Overseen by Director   Director

Samuel S. Stewart, Jr.    President,    Indefinite        Chairman of the          8                      None
Ph.D.,                    Chairman                        Board and Director
CFA                       of the Board  Served as         of Research for
150 Social Hall Ave.      and Director  President,        Wasatch Advisors,
4th Floor                               Chairman of       Inc. (the
Salt Lake City, UT 84111                the Board and     "Advisor") since
Age 60                                  Director          1975; Professor of
                                        since 1986        Finance at the
                                                          University of  Utah
                                                          from 1975 - 2000.

Jeff S. Cardon, CFA       Vice          Indefinite        President and            8                      None
150 Social Hall Ave.      President and                   Treasurer for the
4th Floor                 Director      Served as Vice    Advisor since 1999;
Salt Lake City, UT 84111                President and     Director of
Age 45                                  Director since    the Advisor since
                                        1986              1985; Security
                                                          Analyst for the
                                                          Advisor since 1980.

INDEPENDENT DIRECTORS

James U. Jensen           Director      Indefinite        Vice President,          8                      Private
NPS Pharmaceuticals, Inc.                                 Corporate Development                           companies
420 Chipeta Way                         Served as         and Legal Affairs,                              and
Salt Lake City, UT 84108                Director since    and Secretary,                                  foundations
Age 57                                  1986              NPS Pharmaceuticals,                            only.
                                                          Inc. since 1991.



William R. Swinyard       Director      Indefinite        Professor of             8                      None
Brigham Young University                                  Business
624 Tanner Building                     Served as         Management and
Provo, UT 84606                         Director          sinceHolder
Age 62                                  1986              of the Fred G. Meyer
                                                      Chair of Marketing,
                                                          Brigham Young
                                                          University since 1978;
                                                          Professor of Business
                                                          Management, National
                                                          University of Singapore,
                                                          1998 - 1999.

Jonathan F. Zeschin       Director      Indefinite        President and            8                      Board of
1777 S. Harrison Street                                   Founder of                                      Trustees of
Skydeck                                 Served as         ESSENTIAL Advisers,                             ICON Funds
Denver, CO 80210                        Director          Inc., a wealth
Age 49                                  since June        management
                                        2002              and investment advisory
                                                          firm; prior to
                                                          founding ESSENTIAL
                                                          was Managing Partner
                                                          at JZ Partners LLC,
                                                          a business consulting
                                                          firm; President of
                                                          Founders Asset
                                                          Management from
                                                          1995 - 1998.

OFFICER

Venice F. Edwards, CFA    Secretary/    Indefinite        Director of              8                      None
150 Social Hall Ave.      Treasurer                       Compliance for
4th Floor                               Served as         the Advisor since
Salt Lake City, UT 84111                Secretary/        1995 and Secretary
Age 52                                  Treasurer         of the Advisor since
                                        since 1996        1999; Portfolio
                                                          Manager for the
                                                          Advisor from
                                                          1983 - 1995.

The Board of Directors has appointed the officers of the Company to be responsible for the overall management and day-to-day operations of the Company's business affairs between board meetings.

The Company's Board of Directors has created an Audit Committee whose members are Messrs. Jensen, Swinyard and Zeschin. The primary functions of the Audit Committee are to recommend to the Board of Directors the independent accountants to be retained to perform the annual audit, to review the results of the audit, to review the Funds' internal controls and review certain other matters relating to the Funds' accountants and financial records. The Audit Committee met one time in 2002. The Company's Board of Directors has no other committees.

DIRECTORS' FUND HOLDINGS AS OF DECEMBER 31, 2002


                                          Dollar Range
                                           of Equity      Dollar Range    Dollar Range
                         Dollar Range      Securities        of Equity      of Equity
INTERESTED DIRECTORS       of Equity     in the Global    Securities     Securities
                           Securities      Science &         in the         in the
                          in the Core      Technology     International    Micro Cap
                          Growth Fund        Fund          Growth Fund       Fund
Samuel S. Stewart, Jr.   Over $100,000   $10,001-$50,000      None        Over $100,000

Jeff S. Cardon          $10,001-$50,000  $50,001-$100,000     None        Over $100,000

INDEPENDENT
DIRECTORS

James U. Jensen           $1-$10,000         None             None       Over $100,000
William R. Swinyard          None            None             None      $10,001-$50,000
Jonathan F. Zeschin          None            None             None           None



                                                                         Dollar Range
                                                                           of Equity        Aggregate
                                          Dollar Range                    Securities         Dollar
                                           of Equity      Dollar Range      in the          Range of
                         Dollar Range      Securities        of Equity      Wasatch-         Equity
INTERESTED DIRECTORS       of Equity        in the         Securities     Hoisington       Securities
                           Securities      Small Cap         in the          U.S.            in All
                          in the Small       Value        Ultra Growth     Treasury          Wasatch
                        Cap Growth Fund      Fund             Fund           Fund             Funds
Samuel S. Stewart, Jr.       Over        $50,001-$100,000      Over          Over             Over
                           $100,000                         $100,000        $100,00         $100,000
Jeff S. Cardon               Over            Over             Over           None             Over
                           $100,000        $100,000         $100,000                        $100,000

INDEPENDENT
DIRECTORS

James U. Jensen          $50,001-$100   $50,001-$100,000      None           None             Over
                                                                                              $100,000
William R. Swinyard    $50,001-$100,000      None             None           None       $50,001-$100,000

Jonathan F. Zeschin          Over            None             None           None             Over
                           $100,000                                                           $100,000


The Funds' standard method of compensating Directors is to pay each Independent Director a retainer of $14,000 per year for services rendered and a fee of $2,000 for each Board of Directors meeting attended. In addition, Independent Directors, as members of the Audit Committee, are each paid $500 for each Audit Committee meeting attended. The Funds also may reimburse the disinterested Directors for travel expenses incurred in order to attend meetings of the Board of Directors. Officers serve in that capacity without compensation from the Company. The table below sets forth the compensation paid to the Company's Directors and Officers during the fiscal year ended September 30, 2002 (exclusive of out-of-pocket expenses reimbursed).


                               COMPENSATION TABLE


                                              Pension or   Total Compensation
                               Aggregate       Retirement     from Fund and
                             Compensation  Benefits Accrued    Fund Complex
                                 from           as Part          Paid to
Name of Person, Position        Company    of Fund Expenses     Directors

INTERESTED DIRECTORS
Samuel S. Stewart, Jr.            $0              $0                $0
President and Chairman of
the Board

Jeff S. Cardon,                   $0              $0                $0
Vice President and Director

Roy Jespersen, Vice               $0              $0                $0
President and
Director*

INDEPENDENT DIRECTORS
James U. Jensen                 $23,000           $0              $23,000
Director

William R. Swinyard             $23,000           $0              $23,000
Director

Jonathan F. Zeschin             $11,000           $0              $11,000
Director

*Mr. Jespersen retired and resigned from the Board effective December 31, 2001.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of October 31, 2002, the Funds were aware that the following persons or entities owned a controlling interest (ownership of greater than 25%) or owned of record 5% or more of the outstanding shares of each of the Funds. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Company.

                    SERIES A - WASATCH SMALL CAP GROWTH FUND


 Charles Schwab & Co., Inc.*, 101 Montgomery Street, San Francisco, CA 94104-4122, 27.14%; National Financial Services Corp.*, 200 Liberty Street, One World Financial Center, New York, NY 10008-3908, 13.29%.


                       SERIES B - WASATCH CORE GROWTH FUND


Charles Schwab & Co., Inc.*, 101 Montgomery Street, San Francisco, CA 94104-4122, 30.99%; National Financial Services Corp.*, 200 Liberty Street, One World Financial Center, New York, NY 10008-3908, 9.76%.


               SERIES C - WASATCH-HOISINGTON U.S. TREASURY FUND

Charles Schwab & Co., Inc.*, 101 Montgomery Street, San Francisco, CA 94104-4122, 12.29%; National Financial Services Corp.*, 200 Liberty Street, One World Financial Center, New York, NY 10008-3908, 24.57%.

                      SERIES D - WASATCH ULTRA GROWTH FUND


Charles Schwab & Co., Inc.*, 101 Montgomery Street, San Francisco, CA 94104-4122, 23.81%; National Financial Services Corp.*, 200 Liberty Street, One World Financial Center, New York, NY 10008-3908, 21.94%.


                        SERIES E - WASATCH MICRO CAP FUND


Charles Schwab & Co., Inc.*, 101 Montgomery Street, San Francisco, CA 94104-4122, 28.65%; National Financial Services Corp.*, 200 Liberty Street, One World Financial Center, New York, NY 10008-3908, 10.32%.


             SERIES F - WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND

Charles Schwab & Co., Inc.*, 101 Montgomery Street, San Francisco, CA 94104-4133, 18.88%; National Financial Services Corp.*, 200 Liberty Street, One World Financial Center, New York, NY 10008-3908, 12.84%; FTC & Co. (Datalynx)*, P.O. Box 173736, Denver, CO 80217-3736, 5.55%; DeWaay Advisory Services, Inc.*, 1415 Grand Avenue, West Des Moines, IA 50265, 5.17%.

                   SERIES G - WASATCH SMALL CAP VALUE FUND


Charles Schwab & Co., Inc.*, 101 Montgomery Street, San Francisco, CA 94104-4122, 31.73%; National Financial Services Corp.*, 200 Liberty Street, One World Financial Center, New York, NY 10008-3908, 18.34%.

                 SERIES H - WASATCH INTERNATIONAL GROWTH FUND


Charles Schwab & Co., Inc.*, 101 Montgomery Street, San Francisco, CA 94104-4122, 16.47%; National Financial Services Corp.*, 200 Liberty Street, One World Financial Center, New York, NY 10008-3908, 31.37%; Michael Gerding, 2201 South Monroe, Denver, CO 80210, 5.11%.


As of October 31, 2002 the directors and officers as a group owned less than 1% of the outstanding shares of each Fund.

*Shareholders of record, not beneficial owners.


CODE OF ETHICS. Rule 17j-1 under the Investment Company Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with or with access to information about a fund's investment activities. The Funds and the Advisor have adopted a detailed Code of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics requires personnel who are "access persons" of any Fund within the meaning of Rule 17j-1 to comply with the Code of Ethics adopted pursuant to Rule 17j-1, subject to sanctions by the Advisor in the event of non-compliance.

The Code of Ethics places certain restrictions on the trading activities of its Access Persons. Access Persons are required to pre-clear by memo approved by the Advisor's Investment Committee each personal transaction in a non-exempt security. The pre-clearance process is designed to prevent transactions that conflict with the Funds' interests. Access Persons are also required to report their non-exempt personal securities transactions on a quarterly basis.

INVESTMENT ADVISORY AND OTHER SERVICES


As described above and in the Prospectus, Wasatch Advisors, Inc. is responsible for making investment decisions and providing services for
Wasatch Funds under an advisory and service contract. The Advisor, organized in September 1975, has been in the business of investment management since November 1975, and had total assets under management including the assets of the Funds of approximately $5.7 billion as of December 31, 2002. Dr. Stewart, Mr. Cardon, Karey D. Barker and Robert T. Gardiner by virtue of their share ownership, are deemed to control the Advisor.


Dr. Samuel S. Stewart, Jr., is President and Chairman of the Board of Wasatch Funds and Chairman of the Board of Wasatch Advisors. Dr. Stewart is the only owner of more than 25% of Wasatch Advisors and is thus deemed to control the Advisor. All interested directors of Wasatch Funds are also officers and directors of Wasatch Advisors.

The principal executive officers and directors of the Advisor are Samuel S. Stewart, Jr., Ph.D., Chairman of the Board; Jeff S. Cardon, President, Treasurer and Director; Venice F. Edwards, Director of Compliance and Secretary; Karey D. Barker, Vice President and Director; Robert T. Gardiner, Vice President and Director; JB Taylor, Director; Kitty Swenson, Director; and Eric Bergeson, Director. In addition to positions held with the Advisor the following also hold positions with the Company: Dr. Stewart, Chairman of the Board and President; Mr. Cardon, Vice President; and Ms. Edwards, Secretary/Treasurer.

Under an Advisory and Service Contract, the Core Growth and Small Cap Growth Funds pay the Advisor a monthly fee computed on average daily net assets of each Fund at the annual rate of 1.00%, the Global Science & Technology, International Growth and Small Cap Value Funds pay the Advisor at the annual rate of 1.50%, the Micro Cap Fund pays the Advisor at the annual rate of 2.00%, and the Ultra Growth Fund pays the Advisor at an annual rate of 1.25%. The Wasatch-Hoisington U.S. Treasury Fund pays the Advisor a monthly fee computed on average daily net assets of the Fund at the annual rate of 0.50%. These fees are higher than those paid by some investment companies. The management fees are computed and accrued daily and are payable monthly.

The Advisor provides an investment program for, and carries out the investment policy and manages the portfolio assets of, each Fund. The Advisor is authorized, subject to the control of the Board of Directors of the Company, to determine the selection, quantity and time to buy or sell securities for each Fund. In addition to providing investment services, the Advisor pays for office space and facilities for the Company.

The Funds pay all of their own expenses, including, without limitation: the cost of preparing and printing registration statements required under the Securities Act of 1933 and the 1940 Act and any amendments thereto; the expense of registering shares with the SEC and in the various states; costs of typesetting, printing and mailing the Prospectus, Statement of Additional Information and reports to shareholders; reports to government authorities and proxy statements; fees paid to directors who are not interested persons (as defined in the 1940 Act); interest charges; taxes; legal expenses; association membership dues; auditing services; administrative services; insurance premiums; fees and expenses of the Custodian of the Funds' assets; printing and mailing expenses; charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents; certain expenses incurred by employees of the Advisor; and extraordinary and non-recurring expenses.


Hoisington Investment Management Company ("Hoisington") is the Sub-Advisor to the Wasatch-Hoisington U.S. Treasury Fund. Hoisington is a Texas corporation, and its principal place of business is 1250 Capital of Texas Highway South, Building 3, Suite 600, Austin, Texas 78746. Pursuant to a Sub-Advisory agreement entered into between the Advisor and Hoisington (the "Sub-Advisory Agreement"), and subject to the supervision of the Advisor, Hoisington will direct the investment of the Wasatch-Hoisington U.S. Treasury Fund's assets and be responsible for the formation and implementation of a continuing program for the management of the Fund's assets, including the placement of purchase and sale orders on behalf of the Fund.

The Sub-Advisory Agreement provides that the Advisor shall pay Hoisington a monthly management fee computed at the annual rate of 0.02% of the Fund's average daily net assets as long as and whenever the Fund has net assets less than $20 million and one-half (1/2) of the monthly fee the Advisor receives from the Fund under the Advisory and Service Contract as long as and whenever the Fund has net assets of $20 million or more. The Advisor will retain the remainder of the advisory fee paid under the Advisory and Service Contract.

The Sub-Advisory Agreement will terminate automatically in the event of its assignment. In addition, the Sub-Advisory Agreement is terminable at any time, without penalty, by the Board of Directors or by a vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to the Advisor and Hoisington, by the Advisor on 60 days' written notice to the Sub-Advisor, or by the Sub-Advisor on 60 days' written notice to the Advisor. The Sub-Advisory Agreement shall continue in effect only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Company, or by a vote of a majority (as defined in the 1940 Act) of the outstanding securities of the Fund, provided that, in either event, such continuance is also approved by a vote of a majority of the directors who are not parties to such Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

When the Board of Directors unanimously approved the Advisory and Service Contract (and the Sub-Advisory Agreement with Hoisington) at a meeting on December 6, 2002, the Board was provided materials relating to, and considered and evaluated the following: (i) the terms and conditions of the agreements, including the nature, extent and quality of services to be provided to the Funds by the Advisor (and Sub-Advisor to the Wasatch-Hoisington U.S. Treasury Fund), and the structure and rates of the investment advisory fee charged for those services; (ii) a comparison of the Funds' fees and expenses in relation to various industry averages; (iii) the Funds' expense cap; (iv) the performance of the Funds relative to other funds with similar investment strategies (v) the experience and track record of persons managing the Funds; (vi) information on the profitability to the Advisor of providing services to the Funds; (vii) the extent to which the Advisor receives "fall out" or other benefits (including soft dollar benefits); and (viii) the directors' legal duties in considering the approval of the agreements. On the basis of its review and the foregoing information, the Board of Directors found that the terms of the Advisory and Service Contract (and the Sub-Advisory Agreement) were fair and reasonable and in the best interests of the Funds' shareholders.


The Advisor has voluntarily agreed to limit until September 30, 2003 total expenses of the Core Growth Fund and Small Cap Growth Fund to 1.50%, Global Science & Technology Fund, International Growth Fund and Small Cap Value Fund expenses to 1.95%, Micro Cap Fund expenses to 2.50%, Ultra Growth Fund expenses to 1.75%, and Wasatch-Hoisington U.S. Treasury Fund expenses to 0.75% of average net assets calculated on a daily basis and will pay all expenses excluding interest, taxes and extraordinary expenses, in excess of such limitation. The Advisor may rescind the limitation on expenses at any time and in the event of rescission the terms of the Advisory and Service Contract would govern.

For the fiscal years ended September 30, 2002, 2001 and 2000 the Advisor accrued the following management fees and waived a portion of its management fees in the following:

                                           2002         2001         2000


       Core Growth Fund
          Gross Management Fees         $13,713,852  $7,150,027   $2,163,030
          Waived Management Fees               $0           $0           $0

       Global Science & Technology
       Fund*

          Gross Management Fees          $394,448      $99,543           $0

          Reimbursed/Waived              $122,898     $108,038           $0

          Management Fees

       International Growth Fund**

          Gross Management Fees           $61,088           $0           $0

          Reimbursed/Waived               $94,178           $0           $0

          Management Fees

       Micro Cap Fund
          Gross Management Fees         $8,460,324   $5,634,116   $3,726,198
          Waived Management Fees               $0           $0           $0

       Small Cap Growth Fund
          Gross Management Fees         $8,624,194   $3,702,069   $1,884,121
          Waived Management Fees               $0           $0           $0

       Small Cap Value Fund
          Gross Management Fees         $9,160,225   $4,189,543    $398,392
          Waived Management Fees               $0           $0      $37,035

       Ultra Growth Fund
          Gross Management Fees         $3,097,888    $838,899     $551,021
          Waived Management Fees               $0      $28,871      $31,782

       Wasatch-Hoisington U.S.
       Treasury Fund
          Gross Management Fees          $308,335     $322,721     $294,028
          Waived Management Fees         $141,246     $127,413     $130,331

*The Global Science & Technology Fund commenced operations on December 19, 2000.

**The International Growth Fund commenced operations on June 28, 2002.

In order to promote quality service, the Advisor may give financial rewards or special recognition to employees of service providers, such as the Funds' fulfillment agent, UMB Distribution Services, LLC. Costs associated with the financial rewards or special recognition are paid by the Advisor not the Funds.

GENERAL INFORMATION

ADMINISTRATOR AND TRANSFER AGENT. Pursuant to Administration and Fund Accounting Agreements (the "Administration Agreements"), UMB Fund Services, Inc. ("UMBFS"), 803 West Michigan Street, Suite A, Milwaukee, WI 53233-2301, calculates daily net asset values of the Funds, oversees the Funds' Custodian, prepares and files all federal and state tax returns and required tax filings (other than those required to be made by the Funds' Custodian), oversees the Funds' insurance relationships, prepares compliance filings pursuant to state securities laws, compiles data for and prepares notices to the Securities and Exchange Commission, prepares financial statements for the annual and semi-annual reports to the Securities and Exchange Commission and current investors, monitors the Funds' expense accounts, monitors the Funds' status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), monitors compliance with the Funds' investment policies and restrictions and generally assists in the Funds' administrative operations. As Administrator, UMBFS, at its own expense, and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreements. For the foregoing, UMBFS receives a fee based on the value of each Fund's assets computed daily and payable monthly, at the annual rate of twenty one-hundredths of one percent (0.20%) for the Wasatch Core Growth Fund, Wasatch Micro Cap Fund, Wasatch Small Cap Growth Fund, Wasatch Small Cap Value Fund, Wasatch Ultra Growth Fund and Wasatch-Hoisington U.S. Treasury Fund, twenty two one-hundredths of one percent (0.22%) for the Wasatch Global Science & Technology Fund and Wasatch International Growth Fund on the first $50 million of the average daily net assets, and decreasing as assets reach certain levels, subject to the following minimum fees: Core Growth Fund ($50,000); Global Science & Technology Fund (75% of $55,000 through December 18, 2003 and after December 19, 2003, $55,000); International Growth Fund (50% of $55,000 through June 27, 2003, 75% of $55,000 from June 28, 2003 through June 27, 2005 and after June 28, 2005, $55,000); Micro Cap Fund ($50,000); Small Cap Growth Fund ($50,000); Small Cap Value Fund ($50,000); Ultra Growth Fund ($50,000) and Wasatch-Hoisington U.S. Treasury Fund ($50,000).

UMBFS also acts as the Funds' Transfer Agent. As Transfer Agent, UMBFS keeps records of shareholder accounts and transactions. The Funds pay UMBFS a Transfer Agent fee based on the number of shareholder accounts, subject to a minimum annual fee. UMBFS is a subsidiary of UMB Financial Corporation, which is also the parent company of the Funds' Custodian.

CUSTODIAN. UMB Bank, n.a., 928 Grand Boulevard, 10th Floor, Kansas City, Missouri 64106, serves as the Funds' Custodian. The Custodian is responsible for, among other things, safeguarding and controlling the Company's cash and securities. The Funds pay a monthly fee at the annual rate of 0.75 basis points on combined net assets up to $500,000,000, plus 0.50 basis points on the combined net assets in excess of $500,000,000.

OTHER SERVICE AGREEMENTS. The Company, on behalf of the Funds, has also entered into service agreements with various financial institutions pursuant to which the financial institutions provide certain administrative services with respect to their customers who are beneficial owners of shares of the Funds. Pursuant to these service agreements, the Funds compensate the financial institutions for the administrative services provided which compensation is based on the aggregate assets of their customers who are invested in the Funds.

LEGAL COUNSEL TO WASATCH FUNDS. Michael J. Radmer, Dorsey & Whitney LLP, 50 South Sixth Street, Suite 1500, Minneapolis, Minnesota 55402-1498, acts as legal counsel to the Company and reviews certain legal matters for the Company in connection with the shares offered by the Prospectus.

INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, WI 53202-4107 is the Company's independent accountant. In this capacity the firm is responsible for auditing the financial statements of the Company and reporting thereon. Arthur Andersen, LLP served as the independent public accountants for the fiscal years ended September 30, 2001 and years prior.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Advisor is responsible for selecting the broker or dealer to execute transactions for the Equity Funds and for negotiating and determining any commission rates to be paid for such transactions. The Advisor has no affiliated broker-dealer. The Advisor will use its best efforts to have transactions executed at prices that are advantageous to the Equity Funds and at commission rates that are reasonable in relation to the benefits received. The Advisor may consider a number of factors when selecting a broker or dealer to effect a transaction, including its financial strength and stability, its reputation and access to the markets for the security being traded, the efficiency with which the transaction will be effected, and the value of research products and services that a broker lawfully may provide to assist the Advisor in the exercise of its investment decision-making responsibilities. The Company's Board of Directors has authorized the Advisor to pay a broker who provides research services commissions that are competitive but that are higher than the lowest available rate that another broker might have charged, if the Advisor determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided. Payment of higher commissions in exchange for research services will be made in compliance with the provisions of
Section 28 (e) of the Securities Exchange Act of 1934 and other applicable state and federal laws.

Research products and services provided to the Advisor by broker-dealers may include proprietary research, written or oral, computer equipment or terminals, software and databases which provide access to data and analysis of market data, statistical information and securities data, analysis and pricing.

The Advisor places portfolio transactions for other advisory accounts. Research services furnished by firms through which the Company effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Company. In the opinion of the Advisor, the benefits from research services to each of the accounts (including the Company) managed by the Advisor cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Company will not be disproportionate to the benefits received by the Company on a continuing basis.

During the year ended September 30, 2002, the Core Growth Fund and Small Cap Growth Fund acquired shares of one of the Company's regular broker dealers, Investment Technology Group, Inc. As of September 30, 2002, the value of the shares were $15,994,599 and $17,536,981 for the Core Growth Fund and the Small Cap Growth Fund, respectively. During the year ended September 30, 2002, the Global Science & Technology, International Growth, Micro Cap, Small Cap Value, Ultra Growth and U.S. Treasury Funds did not acquire any stock of the Company's regular brokers or dealers.

The Advisor's brokerage practices are monitored quarterly by the Board of Directors including the disinterested persons (as defined in the Investment Company Act of 1940) of the Funds.

During the years ended September 30, 2002, 2001 and 2000, the Company paid the following brokerage commissions on agency transactions:

                                             2002         2001         2000

       Core Growth Fund                   $3,236,305   $1,114,959     $294,755
       Global Science & Technology Fund*     $89,044      $23,694           $0
       International Growth Fund**           $48,671           $0           $0
       Micro Cap Fund                       $919,727     $224,818     $121,599
       Small Cap Growth Fund              $1,441,412     $292,219     $131,608
       Small Cap Value Fund               $1,412,061     $667,996      $74,047
       Ultra Growth Fund                    $894,596     $114,804      $60,213
       Wasatch-Hoisington U.S.                    $0           $0           $0
       Treasury Fund

*The Global Science & Technology Fund commenced operations on December 19, 2000.

**The International Growth Fund commenced operations on June 28, 2002.

The changes in the brokerage commissions in the three years noted are the result of: (1) the shift in the brokerage industry during 2002 toward trading over-the-counter stocks on an agency or commission-equivalent basis rather than on a principal or net price basis; and (2) changes in the asset levels and turnover rates of some of the Funds.


During the fiscal year ended September 30, 2002, the Funds directed brokerage transactions to brokers for research services provided. The amount of such transactions and related commissions were as follows:

                                              2002               2002

                                            Research
                                           Commission          Research
                                          Transactions       Commissions

        Core Growth Fund                  $763,276,892        $1,293,407
        Global Science & Technology Fund   $27,684,842          $39,169
        International Growth Fund*          $364,082             $854
        Micro Cap Fund                    $168,137,755         $277,169
        Small Cap Growth Fund             $409,526,912         $558,813
        Small Cap Value Fund              $227,371,255         $526,342
        Ultra Growth Fund                 $231,713,451         $309,044
        Wasatch-Hoisington U.S.                $0                 $0
        Treasury Fund

*The International Growth Fund commenced operations on June 28, 2002

CAPITAL STOCK AND OTHER SECURITIES

Wasatch Funds was incorporated under Utah law on November 18, 1986, and reincorporated as a Minnesota corporation in January 1998. The Company is an open-end, registered management investment company under the 1940 Act.

The Company is authorized to issue shares in separate series, or "Funds." Eight such Funds have been established:

Series A Common - Small Cap Growth Fund
Series B Common - Core Growth Fund
Series C Common - Wasatch-Hoisington U.S. Treasury Fund
Series D Common - Ultra Growth Fund
Series E Common - Micro Cap Fund
Series F Common - Global Science & Technology Fund
Series G Common - Small Cap Value Fund
Series H Common - International Growth Fund

The Board of Directors is authorized to create new Funds in addition to those already existing without the approval of shareholders of the Company. All shares of each respective Fund have equal voting rights; each share is entitled to one vote per share (with proportionate voting for fractional shares). Only shareholders of a Fund are entitled to vote on matters concerning that Fund.

The assets received by the Company upon the sale of shares of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Company not readily identifiable as belonging to a particular Fund will be allocated on the basis of each Fund's relative net assets during the fiscal year.

Each share of a Fund has equal dividend, distribution, liquidation and voting rights with other shares of that Fund. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the Fund and upon liquidation or dissolution of the series in the net assets remaining after satisfaction of outstanding liabilities.

The shares of each Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, conversion, or exchange or similar rights, and will be freely transferable.

To illustrate the method of computing the offering price of Company shares, the offering price per share on September 30, 2002 was as follows: *

                                                                    Net Asset
                                                                     Value Per
                                                                       Share
                                                                    (Offering &
                                        divided    Shares            Redemption
                            Net Assets     by   Outstanding  equals    Price)

Core Growth Fund          $1,062,944,405         41,755,115           $25.46
Global Science &             $20,811,244          3,261,556            $6.38
Technology Fund
International Growth Fund    $18,087,686          2,043,837            $8.85
Micro Cap Fund              $327,547,832         65,353,436            $5.01
Small Cap Growth Fund       $735,416,839         30,867,431           $23.83
Small Cap Value Fund        $428,082,307        133,504,893            $3.21
Ultra Growth Fund           $277,404,080         16,788,240           $16.52
Wasatch-Hoisington U.S.      $83,878,544          5,973,372           $14.04
Treasury Fund

*The International Growth Fund commenced operations on June 28, 2002.

SHAREHOLDER MEETINGS. The Funds are not required to hold annual meetings of shareholders. The Company's bylaws and Minnesota law provide for addressing important issues at specially scheduled shareholder meetings.

Wasatch Funds is always happy to meet with shareholders. The Funds communicate important information through Annual and Semi-Annual Reports, newsletters, special mailings and other events throughout the year.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

The procedures to be followed in the purchase and redemption of shares as well as the method of determining the net asset value (NAV or Funds' share prices) are fully disclosed in the Prospectus. Events may occur between the close of the market and the Funds' valuation time that may impact the value of the Funds' holdings. If a determination is made that an event or development has occurred that impacts the value of the Funds' holdings prior to the Funds' valuation time, the Funds may apply fair valuation procedures to the holdings at issue in determining the Funds' net asset values. As indicated in the Prospectus, the net asset value is calculated each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following national holidays: New Year's Day, Martin Luther King, Jr. Day,

Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


The Funds will deduct a fee of 2.00% from redemption proceeds on shares held two months or less. This redemption fee is paid directly to the Funds and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short term shareholder trading. If a shareholder bought shares on different days, the shares held longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee does not apply to shares that were acquired through reinvestment of dividends nor does it apply to 401(k) plans or shares redeemed through the Systematic Withdrawal Plan.

Investors may exchange their shares of the Funds for the Northern U.S. Government Money Market Fund as provided in the Prospectus. UMBFS, in its capacity as Transfer Agent for the Funds, receives a service fee from the U.S. Government Money Market Fund at the annual rate of 0.25% of the average daily net asset value of the shares exchanged from the Funds into the U.S. Government Money Market Fund.


The Funds have authorized one or more brokers and other institutions (collectively "financial institutions") to accept on their behalf purchase and redemption orders. Such financial institutions are authorized to designate intermediaries to accept orders on the Funds' behalf. The Funds will be deemed to have received the order when an authorized financial institution or its authorized designee accepts the order. Customer orders will be priced at the Funds' NAV next computed after they are accepted by a financial institution or its authorized designee.

The Funds translate prices for investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar will affect the Funds' NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Funds' shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Funds' foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value by the Fund's Board of Directors or its delegates.

The Funds have filed a notification of election under Rule 18f-1 of the Investment Company Act committing to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder of record during any 90-day period to the lesser of:

          (1) $250,000 or

          (2) 1% of the net asset value of the Fund at the beginning of such election period.

The Funds intend to also pay redemption proceeds in excess of such lesser amount in cash, but reserve the right to pay such excess amount in kind, if it is deemed in the best interest of the Funds to do so. In making a redemption in kind, the Funds reserve the right to make a selection from each portfolio holding a number of shares which will reflect the portfolio makeup and the value will approximate as closely as possible the value of the Funds' shares being redeemed; any shortfall will be made up in cash. Investors receiving an in kind distribution are advised that they will likely incur a brokerage charge on the sale of such securities through a broker. The values of portfolio securities distributed in kind will be the values used for the purpose of calculating the per share net asset value used in valuing the Funds' shares tendered for redemption.

TAX STATUS

Reference is made to "Dividends, Capital Gain Distributions and Taxes" in the Prospectus.

Each Fund will be treated as a separate entity for Federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes its net investment income and realized net capital gains.

For Federal income tax purposes, distributions paid from net investment income and from any realized net short-term capital gain are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Dividends are taxable as ordinary income, whereas capital gain distributions are taxable as long-term capital gains. The 70% dividends-received deduction for corporations will apply only to the proportionate share of the dividend attributable to dividends received by a Fund from domestic corporations.

Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, even if the net asset value of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long-term or short-term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received. Investors may also be subject to state and local taxes.

The Funds are required to withhold federal income tax at a rate of 30% ("backup withholding") from dividend payments and redemption and exchange proceeds if an investor fails to furnish his Social Security Number or other Tax Identification Number or fails to certify under penalty of perjury that such number is correct or that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

Under the Code, each Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

Under the Code, any dividend declared by a regulated investment company in October, November or December of any calendar year and payable to shareholders of record on a specified date in such month shall be deemed to have been received by each shareholder on such date, and to have been paid by such company on such date if such dividend is actually paid by the company before February 1 of the following calendar year.

If a Fund invests in zero coupon bonds upon their issuance, such obligations will have original issue discount in the hands of the Fund. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price," as those terms are defined in the Code. Similarly, if a Fund acquires an already issued zero coupon bond from another holder, the bond will have original issue discount in a Fund's hands, equal to the difference between the "adjusted issue price" of the bond at the time a Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated price at maturity. In each case, a Fund is required to accrue as ordinary interest income a portion of the original issue discount even though it receives no cash currently as interest payment on the obligation.

If a Fund invests in TIPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation protection securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because each Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), a Fund investing in either zero coupon bonds or TIPS may be required to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.

Income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax applicable to such income in advance since the precise amount of the Fund's assets to be invested in various countries is not known. Any amount of taxes paid by the Fund to foreign countries will reduce the amount of income available to the Fund for distributions to shareholders.

If any of the Equity Funds are liable for foreign taxes, although they may meet the requirements of the Code for passing through to their shareholders foreign taxes paid, there can be no assurance that they will be able to do so. Under the Code, if more than 50% of the value of the Fund's total assets at the close of its taxable year consist of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service to pass through to the Fund's shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income their pro rata share of the foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income or use their share as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Funds' taxable year whether the foreign taxes paid by the Fund will pass through for that year.

Under the Code, the amount of foreign taxes for which a shareholder may claim a foreign tax credit is subject to limitation based on certain categories applicable to the income subjected to foreign tax. Specifically, the available foreign tax credit must be determined separately with respect to nine categories of income. The Funds may have foreign source income allocable to the four following categories: (i) passive income; (ii) high withholding tax interest;
(iii) dividends from a non-controlled foreign corporation pursuant to Section 902 of the Code; and (iv) other income not specifically categorized. Of these categories, a substantial part of Fund income is likely to constitute passive income. However, in the absence of specific regulatory guidance on the application of the income categories, the Funds cannot assure shareholders of the correctness of any allocation made.

This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisors for a complete review of the tax ramifications of an investment in the Funds.

CALCULATION OF PERFORMANCE DATA

The Funds may occasionally advertise performance data such as total return (before and after tax) or yield. To facilitate the comparability of these statistics from one mutual fund to another, the Securities and Exchange Commission has developed guidelines for the calculation of these statistics. The Funds will calculate their performance data in accordance with these guidelines.

AVERAGE ANNUAL TOTAL RETURN

The total return for a mutual fund represents the average annual compounded rate of return over a specified period of time that would equate the initial amount invested to the value of the investment at the end of the period of time. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                       n
                 P(1+T) = ERV

        Where:         P =  hypothetical initial payment of $1,000.

                       T =  average annual total return.

                       n = period covered by the computation, expressed in terms of years.

                     ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

            The calculations of average annual total return assumes the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The average annual total returns (before taxes) as of September 30, 2002 for the Funds were as follows:

                                                                      10 Years
                                                                     (or since
                                        One Year      Five Years     inception)
       Core Growth Fund                  -13.73%         9.16%          15.69%
       Global Science & Technology Fund  -18.83%         N/A           -21.39%
           (Inception 12/19/00)
       Micro Cap Fund                     -1.41%        18.76%          25.99%
           (Inception 6/19/95)
       Small Cap Growth Fund              -7.53%         8.78%          14.35%
       Small Cap Value Fund              -12.35%         N/A            14.16%
           (Inception 12/17/97)
       Ultra Growth Fund                  -9.74%         5.15%          11.10%
       Wasatch-Hoisington U.S.            15.38%         9.70%           8.14%
       Treasury Fund

AFTER-TAX RETURNS

         The Funds may also quote after-tax total returns to show the impact of assumed federal taxes on an investment in the Funds. The Funds' total return after taxes on distributions shows the effect of taxable distributions on an investment in shares of the Funds for a specified period of time. The Funds' total return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss realized by the investor upon the sale of Fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions and long-term capital gain distributions are assumed to have been taxed at the highest marginal individual tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are not taken into consideration.

         Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

      The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rates of return over the specified periods that would equate with the initial amount invested to the ending value, according to the following formula:

                        n
                  P(1+T)  = ATVD

      Where:            P =   a hypothetical initial payment of $1,000.

                  T = average annual total return (after taxes on
                      distributions).

                  n = number of years.

               ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the one, five or ten-year periods at the end of the one, five or 10-year periods after taxes on Fund distributions, but not after taxes on redemption.


The average annual total returns (after taxes on distributions) as of September 30, 2002 for the Funds were as follows:

                                                                      10 Years
                                                                     (or since
                                        One Year      Five Years      inception)
       Core Growth Fund                  -15.13%         7.50%          12.94%
       Global Science & Technology Fund  -19.82%         N/A           -21.93%
           (Inception 12/19/00)
       Micro Cap Fund                     -3.49%        14.76%          22.68%
           (Inception 6/19/95)
       Small Cap Growth Fund              -7.83%         5.72%          11.86%
       Small Cap Value Fund              -13.01%         N/A            13.07%
           (Inception 12/17/97)
       Ultra Growth Fund                 -10.64%         2.48%           9.43%
       Wasatch-Hoisington U.S.            12.59%         7.61%           5.94%
       Treasury Fund

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

      The average annual total returns (after taxes on distributions and redemptions) is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending value, according to the following formula:

                             n
                       P(1+T)  = ATVDR

            Where:            P =   a hypothetical initial investment of $1,000.

                       T = average annual total return (after taxes on
                           distributions and redemptions).

                       n = number of years

                   ATVDR = ending value of a hypothetical $1,000 payment
                           made at the beginning of the one, five or 10-year periods at the end of the one, five or 10-year periods after taxes on Fund distributions and redemptions


The average annual total returns (after taxes on distributions and redemptions) as of September 30, 2002 for the Funds were as follows:

                                        One Year      Five Years      10 Years
                                                                     (or since
                                                                     inception)
       Core Growth Fund                  -7.31%         7.01%          12.04%

       Global Science & Technology Fund -11.83%         N/A           -17.07%

           (Inception 12/19/00)
       Micro Cap Fund                     1.14%        14.14%          21.29%
           (Inception 6/19/95)
       Small Cap Growth Fund             -4.28%         6.33%          11.40%
       Small Cap Value Fund              -7.26%          N/A           11.40%
           (Inception 12/17/97)
       Ultra Growth Fund                 -5.09%         3.57%           8.96%
       Wasatch-Hoisington U.S.            9.13%         6.75%           5.47%
       Treasury Fund

YIELD

A yield quotation is based upon a 30-day period and is computed by dividing the net investment income per share earned during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

      This calculation can be expressed as follows:

                  a-b
      Yield = 2[(------ +1)6 -1]
                     cd

          Where:   a =  dividends and interest earned during the period.

                   b =  expenses accrued for the period (net of reimbursements).

                   c = the average daily number of Units outstanding during the period that were entitled to receive dividends.

                   d = net asset value per share on the last day of the period.

                                   APPENDIX A

RATINGS ON PREFERRED STOCK AND LONG-AND SHORT-TERM DEBT SECURITIES

STANDARD & POOR'S PREFERRED STOCK RATINGS - INVESTMENT GRADE Standard & Poor's Rating Service ("S&P's") ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      A preferred stock issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

      A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

      An issue rated "A" is backed by sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions.

      An issue rated "BBB" is regarded as backed by adequate capacity to pay preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

STANDARD & POOR'S PREFERRED STOCK RATINGS - NON-INVESTMENT GRADE

      Preferred stock issues rated "BB", "B" and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      A preferred stock issue rated "CC" is currently paying, but in arrears on, dividends or sinking fund payments.

      A preferred stock issue rated "C" is nonpaying.

      A preferred stock issue rated "D" is nonpaying with the issuer in default on debt instruments.

MOODY'S LONG-TERM DEBT RATINGS - INVESTMENT GRADE

      Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

      Bonds and preferred stock which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Bonds and preferred stock which are rated AA are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

      Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      Bonds and preferred stock which are rated BAA are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

MOODY'S LONG-TERM DEBT RATINGS - NON-INVESTMENT GRADE

      Bonds and preferred stock which are rated BA are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Bonds and preferred stock which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Bonds and preferred stock which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      Bonds and preferred stock which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

MOODY'S SHORT-TERM DEBT RATINGS - INVESTMENT GRADE

      Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

    o     Leading market positions in well-established industries.
    o     High rates of return on funds employed.
    o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
    o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
    o Well-established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

MOODY'S SHORT-TEM DEBT RATINGS - NON-INVESTMENT GRADE

      Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

STANDARD & POOR'S LONG-TERM CREDIT RATINGS - INVESTMENT GRADE The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      An obligation rated "AA" differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

STANDARD & POOR'S LONG-TERM CREDIT RATINGS -NON-INVESTMENT GRADE

Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      An obligation rated "CC" is currently highly vulnerable to nonpayment.

      The rating "C" may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

      An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S SHORT-TERM CREDIT RATINGS - INVESTMENT GRADE

      A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

STANDARD & POOR'S SHORT-TERM CREDIT RATINGS - NON-INVESTMENT GRADE

      A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

      A short-term obligation rated "D" is in default. The "D" rating is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.